As filed with the Securities and Exchange Commission on December 8, 2017.
1933 Act Registration No. 33-12911
1940 Act Registration No. 811-5075
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 88	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 89	☒
(Check appropriate box or boxes)

THRIVENT MUTUAL FUNDS
(Exact name of registrant as specified in charter)

625 FOURTH AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55415
(Address of Principal Executive Offices)(Zip Code)
Registrant's Telephone Number, including Area Code: (612) 844-4198

MICHAEL W. KREMENAK
SECRETARY AND CHIEF LEGAL OFFICER
THRIVENT MUTUAL FUNDS
625 FOURTH AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55415
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b):
☐	on (date) pursuant to paragraph (b)
☐	on (date) after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on February 28, 2018 pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FEBRUARY 28, 2018
MUTUAL FUNDS PROSPECTUS
CLASS S SHARES
Some mutual fund account types may be restricted from eDelivery enrollment. See Thrivent.com for details.

Thrivent Aggressive Allocation Fund TAAIX	Thrivent Large Cap Stock Fund IILGX	Thrivent Money Market Fund AALXX
Thrivent Balanced Income Plus Fund IBBFX	Thrivent Large Cap Value Fund TLVIX	Thrivent Multidimensional Income Fund TMLDX
Thrivent Diversified Income Plus Fund THYFX	Thrivent Limited Maturity Bond Fund THLIX	Thrivent Municipal Bond Fund TMBIX
Thrivent Government Bond Fund TBFIX	Thrivent Low Volatility Equity Fund TLVOX	Thrivent Opportunity Income Plus Fund IIINX
Thrivent Growth and Income Plus Fund TEIIX	Thrivent Mid Cap Stock Fund TMSIX	Thrivent Partner Emerging Markets Equity Fund TPEIX
Thrivent High Income Municipal Bond Fund	Thrivent Moderate Allocation Fund TMAIX	Thrivent Partner Worldwide Allocation Fund TWAIX
Thrivent High Yield Fund LBHIX	Thrivent Moderately Aggressive Allocation Fund TMAFX	Thrivent Small Cap Growth Fund
Thrivent Income Fund LBIIX	Thrivent Moderately Conservative Allocation Fund TCAIX	Thrivent Small Cap Stock Fund TSCSX
Thrivent Large Cap Growth Fund THLCX
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.

Thrivent Aggressive Allocation Fund
TAAIX

Investment Objective
Thrivent Aggressive Allocation Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.10%
Acquired Fund Fees and Expenses	0.31%
Total Annual Fund Operating Expenses	1.15%
Less Waivers and/or Expense Reimbursements[1]	0.27%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.88%
[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$90	$339	$607	$1,373
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Strategies
The Fund pursues its objective by investing in a combination of other funds managed by the Adviser and directly held financial instruments. The Fund uses a prescribed asset allocation strategy involving a two-step process. The first step is the construction of a model for the allocation of the Fund’s assets across broad asset categories (namely, equity securities and debt securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings for these sub-classes. Sub-classes may be based on market capitalization, investment style (such as growth or value), or economic sector for equity securities, or maturity, duration, security type or credit rating for debt securities. The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics. The Fund may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments. The Fund may also enter into credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.
Under normal circumstances, the Fund invests in the following broad asset classes within the ranges given:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	95%	75-100%
Debt Securities	5%	0-25%
The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performance among asset categories. The Adviser will rebalance the Fund at least annually so that its holdings are within the ranges for the broad asset categories.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser. The names of the funds managed by the Adviser which are currently available for investment by the Fund are shown in the list below. The list is provided for information purposes only. The Adviser may change the availability of the funds managed by the Adviser for investment by the Fund without shareholder approval or advance notice to shareholders.
Equity Securities
Small Cap
Thrivent Small Cap Stock Fund
Mid Cap
Thrivent Mid Cap Stock Fund
Large Cap
Thrivent Large Cap Growth Fund
Thrivent Large Cap Stock Fund
Thrivent Large Cap Value Fund
Other
Thrivent Core International Equity Fund
Thrivent Core Low Volatility Equity Fund
Thrivent Low Volatility Equity Fund
Thrivent Partner Emerging Markets Equity Fund
Thrivent Partner Worldwide Allocation Fund

Debt Securities
High Yield Bonds
Thrivent High Yield Fund
Intermediate/Long-Term Bonds
Thrivent Income Fund
Short-Term/Intermediate Bonds
Thrivent Government Bond Fund
Thrivent Limited Maturity Bond Fund
Other
Thrivent Core Emerging Markets Debt Fund

Short-Term Debt Securities
Money Market Funds
Thrivent Cash Management Trust
Thrivent Core Short-Term Reserve Fund
Thrivent Money Market Fund
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. In particular, underperformance in the equity markets would have a material adverse effect on the Fund's total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Adviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Underlying Fund Risk. The performance of the Fund is dependent, in part, upon the performance of the Underlying Funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the Underlying Funds.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. From time to time, equity investments may fall out of favor as compared to investments in debt securities, and vice versa. Small, less seasoned companies and medium-size companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods of the Class S shares compared to broad-based securities market indices. These indices are the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks, the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds, and the MSCI All Country World Index ex-USA – USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+17.87%
Worst Quarter:	Q4 '08	(21.46)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Aggressive Allocation Fund	1 Year	5 Years	10 Years
Class S (before taxes)	10.03%	10.89%	5.39%
(after taxes on distributions)	8.83%	8.74%	3.81%
(after taxes on distributions and redemptions)	5.09%	7.64%	3.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%

Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
David C. Francis, CFA and Mark L. Simenstad, CFA have served as portfolio managers of the Fund since its inception in 2005. Darren M. Bagwell, CFA and Stephen D. Lowe, CFA have served as portfolio managers of the Fund since April of 2016. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Balanced Income Plus Fund
IBBFX

Investment Objective
Thrivent Balanced Income Plus Fund (the "Fund") seeks long-term total return through a balance between income and the potential for long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.74%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests in a combination of equity securities and debt securities within the ranges shown in the following table:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	50%	25-75%
Debt Securities	50%	25-75%
The equity securities in which the Fund invests are primarily income-producing and may include common stock, preferred stock, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock. Under normal circumstances, the Fund intends to invest in real estate investment trusts (“REITs”).
The debt securities in which the Fund invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Fund may also invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. In addition, the Fund may invest in investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), convertible bonds, and sovereign and emerging market debt (both U.S. dollar and non-U.S. dollar denominated).
The Fund may utilize derivatives (such as futures and swaps) for investment exposure or hedging purposes, including credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.
The Fund may invest in foreign securities, including those of issuers in emerging markets.
The Fund may invest in exchange-traded funds (“ETFs”), which are investment companies generally designed to track the performance of a securities or other index, including industry, sector, country and region indexes.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.

The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Underperformance in the equity markets or debt markets would have a material adverse effect on the Fund’s total return given its significant allocation to both equity securities and debt securities. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.
Foreign Securities Risk. To the extent the Fund’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds have a less liquid resale market. In addition, dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Fund’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the MSCI World Index – USD Net Returns, which measures the performance of stock markets in developed countries throughout the world, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P/LSTA Leveraged Loan Index, which reflects the performance of the largest facilities in the leveraged loan market, and the Bloomberg Barclays High Yield Ba/B 2% Issuer Capped Index, which represents the performance of U.S. short duration, higher-rated high yield bonds. The Fund no longer compares its returns against the Barclays U.S. High Yield Loan Index because the index has been decommissioned; performance is no longer available after September 30, 2016.
Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
Effective August 16, 2013, based on approval of the Fund’s Board of Trustees and notice to Fund shareholders, the Fund’s principal strategies were changed, which had the effect of decreasing the extent to which the Fund generally invests in equity securities and increasing the extent to which the Fund generally invests in debt securities. At the same time, the Fund’s name changed from Thrivent Balanced Fund to Thrivent Balanced Income Plus Fund. As a result, performance information presented below with respect to periods prior to August 16, 2013, reflects the performance of an investment portfolio that was materially different from the investment portfolio of the Fund.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+14.87%
Worst Quarter:	Q4 '08	(18.55)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Balanced Income Plus Fund	1 Year	5 Years	10 Years
Class S (before taxes)	7.15%	9.06%	5.67%
(after taxes on distributions)	5.22%	5.93%	3.39%
(after taxes on distributions and redemptions)	3.37%	5.71%	3.41%
MSCI World Index-USD Net Returns (reflects no deduction for fees, expenses or taxes)	7.51%	10.41%	3.83%
Bloomberg Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	1.67%	2.06%	4.28%
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	14.09%	7.00%	7.06%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	10.16%	5.11%	4.64%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
John T. Groton, Jr., CFA has served as a portfolio manager of the Fund since 2016. Stephen D. Lowe, CFA, has served as a portfolio manager of the Fund since 2013. Mark L. Simenstad, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA have served as portfolio managers of the Fund since 2015. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Monsen has been with

Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Pfeifer has been with Thrivent Financial since 1990 and has served as an equity portfolio manager since 2003. Mr. Groton is the Director of Equity Research and has been with Thrivent Financial since 2007.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet
(Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Diversified Income Plus Fund
THYFX

Investment Objective
Thrivent Diversified Income Plus Fund (the "Fund") seeks to maximize income while maintaining prospects for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses	0.80%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests in a combination of equity securities and debt securities within the ranges shown in the following table:
Broad Asset Category	Target Allocation	Allocation Range
Debt Securities	70%	50-90%
Equity Securities	30%	10-50%
The equity securities in which the Fund invests are primarily income-producing and may include common stock, preferred stock, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock. Under normal circumstances, the Fund intends to invest in real estate investment trusts (“REITs”).
The debt securities in which the Fund invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Fund may also invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. In addition, the Fund may invest in investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), convertible bonds, and sovereign and emerging market debt (both U.S. dollar and non-U.S. dollar denominated).
The Fund may utilize derivatives (such as futures and swaps) for investment exposure or hedging purposes, including credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.
The Fund may invest in foreign securities, including those of issuers in emerging markets.
The Fund may invest in exchange-traded funds (“ETFs”), which are investment companies generally designed to track the performance of a securities or other index, including industry, sector, country and region indexes.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell.

Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. In particular, underperformance in the fixed income markets would have a material adverse effect on the Fund's total return given its significant allocation to fixed income securities. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds have a less liquid resale market. In addition, dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Fund’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the MSCI World Index – USD Net Returns, which measures the performance of stock markets in developed countries throughout the world, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P/LSTA Leveraged Loan Index, which reflects the performance of the largest facilities in the leveraged loan market, and the Bloomberg Barclays High Yield Ba/B 2% Issuer Capped Index, which represents the performance of U.S. short duration, higher-rated high yield bonds. The Fund no longer compares its returns against the Barclays U.S. High Yield Loan Index because the index has been decommissioned; performance is no longer available after September 30, 2016. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+14.90%
Worst Quarter:	Q4 '08	(16.20)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Diversified Income Plus Fund	1 Year	5 Years	10 Years
Class S (before taxes)	6.91%	6.99%	5.21%
(after taxes on distributions)	5.33%	5.29%	3.46%
(after taxes on distributions and redemptions)	4.02%	4.82%	3.39%
MSCI World Index-USD Net Returns (reflects no deduction for fees, expenses or taxes)	7.51%	10.41%	3.83%
Bloomberg Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	1.67%	2.06%	4.28%
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	14.09%	7.00%	7.06%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	10.16%	5.11%	4.64%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Mark L. Simenstad, CFA has served as a portfolio manager of the Fund since 2006. Stephen D. Lowe, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA have served as portfolio managers of the Fund since 2015. John T. Groton, Jr., CFA has been a portfolio manager of the Fund since 2016. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Pfeifer has been with Thrivent Financial since 1990 and has served as an equity portfolio manager since 2003. Mr. Groton is the Director of Equity Research and has been with Thrivent Financial since 2007.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Government Bond Fund
TBFIX

Investment Objective
Thrivent Government Bond Fund (the "Fund") seeks total return, consistent with preservation of capital. The Fund’s investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.41%
Total Annual Fund Operating Expenses	0.81%
Less Waivers and/or Expense Reimbursements[1]	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%
[1]	The Adviser has contractually agreed, through at least February 28, 2018, to waive a portion of the management fees associated with the Class S shares of the Thrivent Government Bond Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.75% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$77	$253	$444	$996
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in U.S. government bonds. For purposes of this disclosure, “U.S. government bonds” are debt instruments issued or guaranteed by the U.S. government or its agencies and instrumentalities, including Treasury Inflation Protected Securities (TIPS) and mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). Should the Adviser determine that the Fund would benefit from reducing the percentage of its net assets invested in U.S. government bonds from 80% to a lesser amount, it will notify you at least 60 days prior to the change.
The Fund’s portfolio securities may be of any maturity. The Adviser uses fundamental, quantitative and technical investment research techniques to determine what debt obligations to buy and sell. The “total return” sought by the Fund consists of income earned on the Fund’s investments plus, if any, capital appreciation. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and

Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
Inflation-Linked Security Risk. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Adviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-year and five-year periods and since inception compared to broad-based securities market indices. The indices are the Bloomberg Barclays U.S. Agency Index and the Bloomberg Barclays U.S. Treasury Index. The former measures the performance of the agency sector of the U.S. government bond market. The latter index measures the performance of the U.S. Treasury bond market. Call

800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '11	+5.15%
Worst Quarter:	Q4 '16	(3.49)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Government Bond Fund	1 Year	5 Years	Since Inception (2/26/2010)
Class S (before taxes)	1.39%	1.33%	2.77%
(after taxes on distributions)	(0.09)%	(0.50)%	0.87%
(after taxes on distributions and redemptions)	(0.04)%	(0.16)%	0.95%
Bloomberg Barclays U.S. Agency Index (reflects no deduction for fees, expenses or taxes)	1.39%	1.34%	2.09%
Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	1.04%	1.21%	2.83%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA have served as portfolio managers of the Fund since 2010 and 2017, respectively. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Growth and Income Plus Fund
TEIIX

Investment Objective
Thrivent Growth and Income Plus Fund (the "Fund") seeks long-term capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.58%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.26%
Less Waivers and/or Expense Reimbursements[1]	0.43%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.83%
[1]	The Adviser has contractually agreed, through at least February 28, 2018, to waive a portion of the management fees associated with the Class S shares of the Thrivent Growth and Income Plus Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.80% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$85	$357	$650	$1,485
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests in a combination of equity securities and debt securities within the ranges shown in the following table:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	70%	50-90%
Debt Securities	30%	10-50%
The equity securities in which the Fund invests are primarily income-producing and may include common stock, preferred stock, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock. Under normal circumstances, the Fund intends to invest in real estate investment trusts (“REITs”).
The debt securities in which the Fund invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Fund may also invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. In addition, the Fund may invest in investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), convertible bonds, and sovereign and emerging market debt (both U.S. dollar and non-U.S. dollar denominated).
The Fund may utilize derivatives (such as futures and swaps) for investment exposure or hedging purposes, including credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.
The Fund may invest in foreign securities, including those of issuers in emerging markets.

The Fund may invest in exchange-traded funds (“ETFs”), which are investment companies generally designed to track the performance of a securities or other index, including industry, sector, country and region indexes.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. In particular, underperformance in the equity markets would have a material adverse effect on the Fund's total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds and leveraged loans have a less liquid resale market. In addition, dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Fund’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.

Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one- and five-year periods and since inception compared to broad-based securities market indices. These indices are the MSCI World Index – USD Net Returns, which measures the performance of stock markets in developed countries throughout the world, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P/LSTA Leveraged Loan Index, which reflects the performance of the largest facilities in the leveraged loan market, and the BloombergBarclays High Yield Ba/B 2% Issuer Capped Index, which represents the performance of U.S. short duration, higher-rated high yield bonds. The Fund no longer compares its returns against the Barclays U.S. High Yield Loan Index because the index has been decommissioned; performance is no longer available after September 30, 2016. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
Effective August 16, 2013, based on approval of the Fund’s Board of Trustees and notice to Fund shareholders, the Fund’s principal strategies were changed, which had the effect of decreasing the amount of income-producing equity securities in which the Fund generally invests and increasing the extent to which the Fund generally invests in debt securities. At the same time, the Fund’s name changed from Thrivent Equity Income Plus Fund to Thrivent Growth and Income Plus Fund. As a result, performance information presented below with respect to periods prior to August 16, 2013, reflects the performance of an investment portfolio that was materially different from the investment portfolio of the Fund.
The bar chart and the table includes the effects of Fund expenses and assumes that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+14.28%
Worst Quarter:	Q3 '11	(16.24)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Growth and Income Plus Fund	1 Year	5 Years	Since Inception (2/29/2008)
Class S (before taxes)	6.67%	8.27%	3.98%
(after taxes on distributions)	5.98%	6.80%	3.02%
(after taxes on distributions and redemptions)	4.06%	6.27%	2.99%
MSCI World Index-USD Net Returns (reflects no deduction for fees, expenses or taxes)	7.51%	10.41%	4.32%
Bloomberg Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	1.67%	2.06%	3.84%
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	14.09%	7.00%	7.87%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	10.16%	5.11%	5.71%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Stephen D. Lowe, CFA has been a portfolio manager of the Fund since 2013. Mark L. Simenstad, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA have served as portfolio managers of the Fund since 2015. John T. Groton, Jr., CFA has served as a portfolio manager of the Fund since 2016. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. John T. Groton, Jr., CFA is the Director of Equity Research and has been with Thrivent Financial since 2007. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Pfeifer has been with Thrivent Financial since 1990 and has served as an equity portfolio manager since 2003.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet
(Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent High Income Municipal Bond Fund

Investment Objective
Thrivent High Income Municipal Bond Fund (the "Fund") seeks a high level of current income exempt from federal income taxes. The Fund's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses[1]	2.50%
Total Annual Fund Operating Expenses	3.00%
Less Waivers and/or Expense Reimbursements[2]	2.34%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.66%
[1]	These expenses are based on estimated amounts for the current fiscal year.
[2]	The Adviser has contractually agreed, through at least February 28, 2019, to waive a portion of the management fees associated with the Class S shares of the Thrivent High Income Municipal Bond Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.66% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years
$67	$706
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not yet available.
Principal Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal bonds, the income of which is exempt from federal income taxation. The Fund may count securities that generate income subject to the alternative minimum tax toward the 80% investment requirement.
The Fund invests at least 50% of its assets in debt securities that, at the time of purchase, are rated within or below the “BBB” major rating category by S&P or the “Baa” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser (commonly known as “high yield” or “junk” bonds).
The Fund’s Adviser uses fundamental, quantitative, and technical investment research techniques to determine what municipal bonds to buy and sell. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Some municipal bonds may be repaid prior to maturity if interest rates decrease. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Brokers and dealers have decreased their inventories of municipal bonds in recent years. This could limit the Adviser’s ability to buy or sell these bonds and increase price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Adviser’s ability to buy or sell bonds. As a result, the Adviser may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Tax Risk. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Since the Fund may invest in municipal securities subject to the federal alternative minimum tax without limitation, the Fund may not be suitable for investors who already are or could be subject to the federal alternative minimum tax.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The Fund’s performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, decline in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Bonds may also exhibit price fluctuations due to changes in interest rate or bond yield levels. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.
Performance
No performance information for the Fund is provided because it commenced operations on February 28, 2018. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end that takes place after February 28, 2018.
How the Fund has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Janet I. Grangaard, CFA has served as lead portfolio manager of the Fund since its inception in 2018. Johan _. Akesson, CFA has served as the associate portfolio manager of the Fund since its inception in 2018. Ms. Grangaard has been with Thrivent Financial since 1988 and has served as a portfolio manager since 1994. Mr. Akesson has been with Thrivent Financial since 1993 and has served as an associate portfolio manager since ____.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund generally intends to distribute tax-exempt income, although it may also make distributions that are taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of
Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent High Yield Fund
LBHIX

Investment Objective
Thrivent High Yield Fund (the "Fund") seeks high current income and, secondarily, growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.55%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield, high risk bonds, notes, debentures and other debt obligations (including leveraged loans, mortgaged-backed securities, convertible bonds, and convertible stock), or preferred stocks. These securities are commonly known as “junk bonds.” At the time of purchase these securities are rated within or below the “BB” major rating category by Standard & Poor’s Corporation or the “Ba” major rating category by Moody’s Investor Services, Inc. or are unrated but considered to be of comparable quality by the Adviser. The Fund invests in securities regardless of the securities’ maturity average and may also invest in foreign securities. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in junk bonds from 80% to a lesser amount, we will notify you at least 60 days prior to the change.
The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. The Adviser focuses on U.S. companies which it believes have or are expected to achieve adequate cash flows or access to capital markets for the payment of principal and interest obligations.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S.

dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds and leveraged loans have a less liquid resale market. In addition, dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or market environments or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Fund’s shares may be affected by weak equity markets or by changes in interest rate or bond yield levels. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which measures the performance of fixed-rate non-investment grade bonds. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.

YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+15.93%
Worst Quarter:	Q4 '08	(14.86)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent High Yield Fund	1 Year	5 Years	10 Years
Class S (before taxes)	12.62%	6.73%	6.68%
(after taxes on distributions)	9.04%	3.23%	3.08%
(after taxes on distributions and redemptions)	6.20%	3.16%	3.20%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	17.13%	7.36%	7.45%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Paul J. Ocenasek, CFA has served as portfolio manager of the Fund since 1997. He has been with Thrivent Financial since 1987 and, since 1997, has served as portfolio manager to other Thrivent mutual funds.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Income Fund
LBIIX

Investment Objectives
Thrivent Income Fund (the "Fund") seeks high current income while preserving principal. The Fund’s secondary investment objective is to obtain long-term growth of capital in order to maintain investors’ purchasing power.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.34%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.44%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.
Principal Strategies
The principal strategies of the Fund are to invest in investment-grade corporate bonds, government bonds, asset-backed securities, and mortgage-backed securities. (Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies or other providers of credit).
Under normal conditions, at least 65% of the Fund’s assets will be invested in debt securities or preferred stock that is rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, the Fund’s Adviser may use other sources to classify securities by credit quality.
The Fund may also invest in high yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as “junk bonds.” At the time of purchase these securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser.
The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what debt obligations to buy and sell. The Adviser may purchase bonds of any maturity and generally focuses on U.S. companies that it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings. The Adviser purchases bonds of foreign issuers as well. Additionally, the Fund may invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. Please note that the Fund will likely use an interest rate management technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Fund. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objectives.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Financial Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Adviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Bonds may exhibit price fluctuations due to changes in interest rates or bond yield levels.

Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+10.77%
Worst Quarter:	Q3 '08	(6.15)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Income Fund	1 Year	5 Years	10 Years
Class S (before taxes)	6.25%	4.67%	5.23%
(after taxes on distributions)	3.74%	2.17%	2.65%
(after taxes on distributions and redemptions)	2.66%	2.03%	2.53%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Stephen D. Lowe, CFA has served as a portfolio manager of the Fund since 2009, and Kent L. White, CFA has served as a portfolio manager of the Fund since 2017. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has also been a senior portfolio manager of the high yield portion of Thrivent Financial’s general account since 2005. He has been with Thrivent Financial since 1997. Mr. White is the Director of Investment Grade Research, and he has been with Thrivent Financial since 1999.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Large Cap Growth Fund
THLCX

Investment Objective
Thrivent Large Cap Growth Fund (the "Fund") seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.82%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$84	$262	$455	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies. The Adviser focuses mainly on the securities of large companies which have market capitalizations equivalent to those included in widely known indices such as the S&P 500 Growth Index, the Russell 1000® Growth Index, or the large company market capitalization classifications published by Lipper, Inc. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in large cap securities from 80% to a lesser amount, we will notify you at least 60 days prior to the change.
The Fund seeks to achieve its investment objective by investing in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes have demonstrated and will sustain above-average earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the S&P 500 Growth Index, which measures the performance of the growth stocks in the S&P 500 Index. The Fund now compares its returns to the S&P 500 Growth Index because the Fund’s complex no longer uses Russell as an index provider. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assumes that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+16.76%
Worst Quarter:	Q4 '08	(24.10)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Large Cap Growth Fund	1 Year	5 Years	10 Years
Class S (before taxes)	(1.97)%	13.82%	6.32%
(after taxes on distributions)	(2.90)%	12.57%	5.28%
(after taxes on distributions and redemptions)	(1.82)%	10.22%	4.34%
S&P 500 Growth Index (reflects no deduction for fees, expenses or taxes)	6.89%	14.54%	8.29%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	8.33%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Darren M. Bagwell, CFA has served as portfolio manager of the Fund since 2014. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Large Cap Stock Fund
IILGX

Investment Objective
Thrivent Large Cap Stock Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.64%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large companies. The Adviser focuses mainly on the equity securities of large domestic and international companies which have market capitalizations equivalent to those in widely known indices such as the S&P 500 Index, the Russell 1000® Index, or the large company market capitalization classifications published by Lipper, Inc. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in equity securities of large cap companies from 80% to a lesser amount, we will notify you at least 60 days prior to the change.
The Fund seeks to achieve its investment objective by investing primarily in domestic and international common stocks. The Fund may buy and sell futures contracts to either hedge its exposure or obtain exposure to the certain investments. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what stocks to buy and sell. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company's products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the MSCI World Large Cap Index – USD Net Returns, which measures the performance of large cap stocks in developed countries throughout the world. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+16.32%
Worst Quarter:	Q4 '08	(22.25)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Large Cap Stock Fund	1 Year	5 Years	10 Years
Class S (before taxes)	5.26%	11.24%	4.41%
(after taxes on distributions)	3.37%	8.60%	2.55%
(after taxes on distributions and redemptions)	3.01%	7.96%	2.76%
MSCI World Large Cap Index - USD Net Returns (reflects no deduction for fees, expenses or taxes)	7.51%	10.32%	3.75%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Darren M. Bagwell, CFA and Kurt J. Lauber, CFA have served as portfolio managers of the Fund since 2016 and 2013, respectively. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager, Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.

The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Large Cap Value Fund
TLVIX

Investment Objective
Thrivent Large Cap Value Fund (the "Fund") seeks to achieve long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.53%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies. The Adviser focuses mainly on the securities of large companies which have market capitalizations equivalent to those included in widely known indices such as the S&P 500 Value Index, the Russell 1000® Value Index, or the large company market capitalization classifications published by Lipper, Inc. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in securities of large cap companies from 80% to a lesser amount, we will notify you at least 60 days prior to the change.
The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes are undervalued in relation to their long-term earnings power or asset value. These stocks typically, but not always, have below average price-to-earnings and price-to-book value ratios. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Foreign Securities Risk. To the extent the Fund’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the S&P 500 Value Index, which measures the performance of the value stocks in the S&P 500 Index. The Fund now compares its returns to the S&P 500 Value Index because the Fund’s complex no longer uses Russell as an index provider. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+17.97%
Worst Quarter:	Q4 '08	(20.39)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Large Cap Value Fund	1 Year	5 Years	10 Years
Class S (before taxes)	17.53%	14.01%	5.83%
(after taxes on distributions)	15.39%	12.22%	4.51%
(after taxes on distributions and redemptions)	10.10%	10.36%	3.99%
S&P 500 Value Index (reflects no deduction for fees, expenses or taxes)	17.39%	14.68%	5.50%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Kurt J. Lauber, CFA has served as portfolio manager of the Fund since 2013. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.

You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Limited Maturity Bond Fund
THLIX

Investment Objective
Thrivent Limited Maturity Bond Fund (the "Fund") seeks a high level of current income consistent with stability of principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.41%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
Principal Strategies
The principal strategies of the Fund are to invest in investment-grade corporate bonds, government bonds, municipal bonds, mortgage-backed securities (including commercially backed ones), asset-backed securities, and collateralized debt obligations (including collateralized loan obligations). Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies, or other providers of credit; collateralized debt obligations are types of asset-backed securities. The dollar-weighted average effective maturity for the Fund is expected to be between one and five years. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in debt securities or preferred stock in at least the “Baa” major rating category by Moody’s or at least in the “BBB” major rating category by S&P or unrated securities considered to be of comparable quality by the Fund’s Adviser. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in such investment grade securities from 80% to a lesser amount, we will notify you at least 60 days prior to the change.
The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what debt obligations to buy and sell. The Adviser focuses on companies that it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings. Some of these companies may be foreign ones. Additionally, the Fund may invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. Please note that the Fund will likely use an interest rate management technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Fund. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Adviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Bonds may exhibit price fluctuations due to changes in interest rates or bond yield levels.

Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the Bloomberg Barclays Government/Credit 1-3 Year Bond Index, which measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+5.39%
Worst Quarter:	Q3 '08	(2.98)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Limited Maturity Bond Fund	1 Year	5 Years	10 Years
Class S (before taxes)	2.75%	1.90%	2.68%
(after taxes on distributions)	1.94%	1.18%	1.64%
(after taxes on distributions and redemptions)	1.55%	1.15%	1.66%
Bloomberg Barclays Government/Credit 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	1.28%	0.92%	2.44%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Gregory R. Anderson, CFA and Michael G. Landreville, CFA and CPA (inactive) have served as portfolio managers of the Fund since the respective years of 2005 and 1999. Mr.Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $100 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $100 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Low Volatility Equity Fund
TLVOX

Investment Objective
Thrivent Low Volatility Equity Fund (the "Fund") seeks long-term capital appreciation with lower volatility relative to the global equity markets. The Fund’s investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	3.83%
Total Annual Fund Operating Expenses	4.43%
Less Waivers and/or Expense Reimbursements[1]	3.23%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%
[1]	The Adviser has contractually agreed, through at least February 28, 2018, to waive a portion of the management fees associated with the Class S shares of the Thrivent Low Volatility Equity Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.20% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$122	$1,047	$1,983	$4,368
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this prospectus, the Fund's portfolio turnover rate for the most recent fiscal year is not yet available.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The Fund’s investments are diversified globally. The Fund may invest in securities denominated in U.S. dollars and the currencies of the foreign countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund may buy or sell equity index futures for investment exposure or hedging purposes. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
In seeking to achieve the Fund’s investment objective, the Adviser employs investment management techniques to identify securities that exhibit low volatility returns. Volatility refers to the variation in security and market prices over time. Over a full market cycle, the Fund seeks to produce returns similar to the MSCI World Index but with less volatility. It is expected that the Fund will generally underperform the global equity markets during periods of strong market performance.
In buying and selling securities for the Fund, the Adviser uses a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Fund’s holdings.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Volatility Risk. Although the Fund seeks lower volatility than the global equity markets, its returns will experience some volatility. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Fund’s shares may be affected by weak equity markets. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.
Performance
No performance information for the Fund is provided because it commenced operations on February 28, 2017. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end that takes place after February 28, 2017.
How the Fund has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Noah J. Monsen, CFA has served as lead portfolio manager of the Fund since 2017. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of

Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Mid Cap Stock Fund
TMSIX

Investment Objective
Thrivent Mid Cap Stock Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.72%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of mid-sized companies. The Adviser focuses mainly on the equity securities of mid-sized U.S. companies which have market capitalizations equivalent to those included in widely known indices such as the Russell Midcap® Index or the S&P MidCap 400 Index. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in mid cap equity securities from 80% to a lesser amount, we will notify you at least 60 days’ prior to the change.
The Fund seeks to achieve its investment objective by investing in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. The Adviser generally looks for mid-sized companies that, in its opinion:
•	have prospects for growth in their sales and earnings;
•	are in an industry with a good economic outlook;
•	have high-quality management; and/or
•	have a strong financial position.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. The index is the S&P MidCap 400 Index, which measures the performance of mid-sized companies. The Fund now compares its returns to the S&P MidCap 400 Index because the Fund’s complex no longer uses Russell as an index provider. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+19.59%
Worst Quarter:	Q3 '11	(22.01)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Mid Cap Stock Fund	1 Year	5 Years	10 Years
Class S (before taxes)	28.63%	17.61%	8.93%
(after taxes on distributions)	26.51%	15.42%	7.37%
(after taxes on distributions and redemptions)	16.29%	13.30%	6.51%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	20.74%	15.33%	9.16%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.80%	14.72%	7.86%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Brian J. Flanagan, CFA has been a portfolio manager of the Fund since 2004. He has been with Thrivent Financial since 1994 and a portfolio manager since 2000.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.

You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Moderate Allocation Fund
TMAIX

Investment Objective
Thrivent Moderate Allocation Fund (the "Fund") seeks long-term capital growth while providing reasonable stability of principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.26%
Total Annual Fund Operating Expenses	0.96%
Less Waivers and/or Expense Reimbursements[1]	0.21%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%
[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$77	$285	$510	$1,159
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.
Principal Strategies
The Fund pursues its objective by investing in a combination of other funds managed by the Adviser and directly held financial instruments. The Fund uses a prescribed asset allocation strategy involving a two-step process. The first step is the construction of a model for the allocation of the Fund’s assets across broad asset categories (namely, equity securities and debt securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings for these sub-classes. Sub-classes may be based on market capitalization, investment style (such as growth or value), or economic sector for equity securities, or maturity, duration, security type or credit rating for debt securities. The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics. The Fund may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments. The Fund may also enter into credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.
Under normal circumstances, the Fund invests in the following broad asset classes within the ranges given:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	57%	35-75%
Debt Securities	43%	25-55%
The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performance among asset categories. The Adviser will rebalance the Fund at least annually so that its holdings are within the ranges for the broad asset categories.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser. The names of the funds managed by the Adviser which are currently available for investment by the Fund are shown in the list below. The list is provided for information purposes only. The Adviser may change the availability of the funds managed by the Adviser for investment by the Fund without shareholder approval or advance notice to shareholders.
Equity Securities
Small Cap
Thrivent Small Cap Stock Fund
Mid Cap
Thrivent Mid Cap Stock Fund
Large Cap
Thrivent Large Cap Growth Fund
Thrivent Large Cap Stock Fund
Thrivent Large Cap Value Fund
Other
Thrivent Core International Equity Fund
Thrivent Core Low Volatility Equity Fund
Thrivent Low Volatility Equity Fund
Thrivent Partner Emerging Markets Equity Fund
Thrivent Partner Worldwide Allocation Fund

Debt Securities
High Yield Bonds
Thrivent High Yield Fund
Intermediate/Long-Term Bonds
Thrivent Income Fund
Short-Term/Intermediate Bonds
Thrivent Government Bond Fund
Thrivent Limited Maturity Bond Fund
Other
Thrivent Core Emerging Markets Debt Fund

Short-Term Debt Securities
Money Market Funds
Thrivent Cash Management Trust
Thrivent Core Short-Term Reserve Fund
Thrivent Money Market Fund
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Underperformance in the equity markets or debt markets would have a material adverse effect on the Fund’s total return given its significant allocation to both equity securities and debt securities. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Adviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Underlying Fund Risk. The performance of the Fund is dependent, in part, upon the performance of the Underlying Funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the Underlying Funds.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. From time to time, equity investments may fall out of favor as compared to investments in debt securities, and vice versa. Small, less seasoned companies and medium-size companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods of the Class S shares compared to broad-based securities market indices. These indices are the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks, the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds, and the MSCI All Country World Index ex-USA – USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+15.21%
Worst Quarter:	Q4 '08	(15.82)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Moderate Allocation Fund	1 Year	5 Years	10 Years
Class S (before taxes)	8.66%	8.21%	5.06%
(after taxes on distributions)	7.03%	6.05%	3.21%
(after taxes on distributions and redemptions)	4.30%	5.26%	2.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
David C. Francis, CFA and Mark L. Simenstad, CFA have served as portfolio managers of the Fund since its inception in 2005. Darren M. Bagwell, CFA and Stephen D. Lowe, CFA have served as portfolio managers of the Fund since April of 2016. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Moderately Aggressive Allocation Fund
TMAFX

Investment Objective
Thrivent Moderately Aggressive Allocation Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.32%
Total Annual Fund Operating Expenses	1.09%
Less Waivers and/or Expense Reimbursements[1]	0.28%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.81%
[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$83	$319	$574	$1,304
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.
Principal Strategies
The Fund pursues its objective by investing in a combination of other funds managed by the Adviser and directly held financial instruments. The Fund uses a prescribed asset allocation strategy involving a two-step process. The first step is the construction of a model for the allocation of the Fund’s assets across broad asset categories (namely, equity securities and debt securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings for these sub-classes. Sub-classes may be based on market capitalization, investment style (such as growth or value), or economic sector for equity securities, or maturity, duration, security type or credit rating for debt securities. The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics. The Fund may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments. The Fund may also enter into credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.
Under normal circumstances, the Fund invests in the following broad asset classes within the ranges given:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	77%	55-90%
Debt Securities	23%	10-40%
The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performance among asset categories. The Adviser will rebalance the Fund at least annually so that its holdings are within the ranges for the broad asset categories.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser. The names of the funds managed by the Adviser which are currently available for investment by the Fund are shown in the list below. The list is provided for information purposes only. The Adviser may change the availability of the funds managed by the Adviser for investment by the Fund without shareholder approval or advance notice to shareholders.
Equity Securities
Small Cap
Thrivent Small Cap Stock Fund
Mid Cap
Thrivent Mid Cap Stock Fund
Large Cap
Thrivent Large Cap Growth Fund
Thrivent Large Cap Stock Fund
Thrivent Large Cap Value Fund
Other
Thrivent Core International Equity Fund
Thrivent Core Low Volatility Equity Fund
Thrivent Low Volatility Equity Fund
Thrivent Partner Emerging Markets Equity Fund
Thrivent Partner Worldwide Allocation Fund

Debt Securities
High Yield Bonds
Thrivent High Yield Fund
Intermediate/Long-Term Bonds
Thrivent Income Fund
Short-Term/Intermediate Bonds
Thrivent Government Bond Fund
Thrivent Limited Maturity Bond Fund
Other
Thrivent Core Emerging Markets Debt Fund

Short-Term Debt Securities
Money Market Funds
Thrivent Cash Management Trust
Thrivent Core Short-Term Reserve Fund
Thrivent Money Market Fund
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. In particular, underperformance in the equity markets would have a material adverse effect on the Fund's total return given its significant allocation to equity securities. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Adviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Underlying Fund Risk. The performance of the Fund is dependent, in part, upon the performance of the Underlying Funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the Underlying Funds.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. From time to time, equity investments may fall out of favor as compared to investments in debt securities, and vice versa. Small, less seasoned companies and medium-size companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods of the Class S shares compared to broad-based securities market indices. These indices are the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks, the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds, and the MSCI All Country World Index ex-USA – USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+17.00%
Worst Quarter:	Q4 '08	(19.28)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Moderately Aggressive Allocation Fund	1 Year	5 Years	10 Years
Class S (before taxes)	10.06%	9.86%	5.26%
(after taxes on distributions)	8.58%	7.74%	3.58%
(after taxes on distributions and redemptions)	5.30%	6.73%	3.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%

Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
David C. Francis, CFA and Mark L. Simenstad, CFA have served as portfolio managers of the Fund since its inception in 2005. Darren M. Bagwell, CFA and Stephen D. Lowe, CFA have served as portfolio managers of the Fund since April of 2016. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Moderately Conservative Allocation Fund
TCAIX

Investment Objective
Thrivent Moderately Conservative Allocation Fund (the "Fund") seeks long-term capital growth while providing reasonable stability of principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.10%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses	0.88%
Less Waivers and/or Expense Reimbursements[1]	0.15%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.73%
[1]	The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$75	$266	$473	$1,071
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 196% of the average value of its portfolio.
Principal Strategies
The Fund pursues its objective by investing in a combination of other funds managed by the Adviser and directly held financial instruments. The Fund uses a prescribed asset allocation strategy involving a two-step process. The first step is the construction of a model for the allocation of the Fund’s assets across broad asset categories (namely, debt securities and equity securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings for these sub-classes. Sub-classes may be based on maturity, duration, security type or credit rating for debt securities, or market capitalization, investment style (such as growth or value), or economic sector for equity securities. The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics. The Fund may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments. The Fund may also enter into credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.
Under normal circumstances, the Fund invests in the following broad asset classes within the ranges given:
Broad Asset Category	Target Allocation	Allocation Range
Debt Securities	63%	35-75%
Equity Securities	37%	25-65%
The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performance among asset categories. The Adviser will rebalance the Fund at least annually so that its holdings are within the ranges for the broad asset categories.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser. The names of the funds managed by the Adviser which are currently available for investment by the Fund are shown in the list below. The list is provided for information purposes only. The Adviser may change the availability of the funds managed by the Adviser for investment by the Fund without shareholder approval or advance notice to shareholders.
Debt Securities
High Yield Bonds
Thrivent High Yield Fund
Intermediate/Long-Term Bonds
Thrivent Income Fund
Short-Term/Intermediate Bonds
Thrivent Government Bond Fund
Thrivent Limited Maturity Bond Fund
Other
Thrivent Core Emerging Markets Debt Fund

Equity Securities
Small Cap
Thrivent Small Cap Stock Fund
Mid Cap
Thrivent Mid Cap Stock Fund
Large Cap
Thrivent Large Cap Growth Fund
Thrivent Large Cap Stock Fund
Thrivent Large Cap Value Fund
Other
Thrivent Core International Equity Fund
Thrivent Core Low Volatility Equity Fund
Thrivent Low Volatility Equity Fund
Thrivent Partner Emerging Markets Equity Fund
Thrivent Partner Worldwide Allocation Fund

Short-Term Debt Securities
Money Market Funds
Thrivent Cash Management Trust
Thrivent Core Short-Term Reserve Fund
Thrivent Money Market Fund
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Underperformance in the equity markets or debt markets would have a material adverse effect on the Fund’s total return given its significant allocation to both equity securities and debt securities. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Adviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Underlying Fund Risk. The performance of the Fund is dependent, in part, upon the performance of the Underlying Funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the Underlying Funds.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. From time to time, debt investments may fall out of favor as compared to investments in equity securities, and vice versa. Small, less seasoned companies and medium-size companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods of the Class S shares compared to broad-based securities market indices. These indices are the S&P 500 Index, which measures the performance of 500 widely held, publicly traded stocks, the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of U.S. investment grade bonds, and the MSCI All Country World Index ex-USA – USD Net Returns, which measures the performance of stock markets in developed and emerging markets countries throughout the world (excluding the U.S.). Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+11.63%
Worst Quarter:	Q4 '08	(11.32)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Moderately Conservative Allocation Fund	1 Year	5 Years	10 Years
Class S (before taxes)	7.26%	6.25%	4.51%
(after taxes on distributions)	5.33%	4.09%	2.57%
(after taxes on distributions and redemptions)	3.48%	3.63%	2.39%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
David C. Francis, CFA and Mark L. Simenstad, CFA have served as portfolio managers of the Fund since its inception in 2005. Darren M. Bagwell, CFA and Stephen D. Lowe, CFA have served as portfolio managers of the Fund since April of 2016. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Money Market Fund
AALXX

Investment Objective
Thrivent Money Market Fund (the "Fund") seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.53%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665
Principal Strategies
The Fund tries to produce current income while maintaining liquidity by investing at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. Government securities are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.
The Adviser manages the Fund subject to strict rules established by the Securities and Exchange Commission that are designed so that the Fund may maintain a stable $1.00 share price. Those rules generally require the Fund, among other things, to invest only in high quality securities that are denominated in U.S. dollars and have short remaining maturities. In addition, the rules require the Fund to maintain a dollar-weighted average maturity (WAM) of not more than 60 days and a dollar-weighted average life (WAL) of not more than 120 days. When calculating its WAM, the Fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. Generally, the Fund may not take into account these resets when calculating its WAL.
The Adviser typically uses U.S. Treasury securities, short-term discount notes issued by government-related organizations and government securities payable within seven-days or less to provide liquidity for reasonably foreseeable shareholder redemptions and to comply with regulatory requirements. The Adviser invests in other securities by selecting from the available supply of short-term government securities based on its interest rate outlook and analysis of quantitative and technical factors. Although the Fund frequently holds securities until maturity, the Adviser may sell securities to increase liquidity. The Adviser will select securities for such sales based on how close the sale price would be to their amortized costs.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. In addition, the Fund is subject to the following principal investment risks.
Credit Risk. Credit risk is the risk that an issuer of a bond to which the Fund’s portfolio is exposed may no longer be able to pay its debt. As a result of such an event, the bond may decline in price and affect the Fund’s ability to maintain a stable share price. Credit risk is expected to be low for the Fund because of its investments in government securities.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Bank Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Bank Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
Interest Rate Risk. A weak economy, strong equity markets, or changes by the Federal Reserve in its monetary policies may cause short-term interest rates to increase and affect the Fund’s ability to maintain a stable share price.
Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Although the Fund does not have the ability to impose liquidity fees or temporarily suspend redemptions, the Fund may delay the payment of redemption proceeds or suspend redemptions during its liquidation when permitted by applicable regulations.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods. The bar chart and table include the effects of Fund expenses and assume that you sold your shares at the end of the period. On February 1, 2016, the Fund changed its investment strategies from those of a prime money market fund to those of a government money market fund. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q4 '07	+1.29%
Worst Quarter:	Q4 '16	+0.00%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
	1 Year	5 Years	10 Years
Thrivent Money Market Fund	0.00%	0.00%	0.84%
The 7-day yield for the period ended December 30, 2016 was 0.00%. You may call 800-847-4836 to obtain the Fund’s current yield information.
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
William D. Stouten has served as portfolio manager of the Fund since 2003. Prior to this position, he was a research analyst and trader for the Thrivent money market funds since 2001, when he joined Thrivent Financial.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $100 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $100 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Multidimensional Income Fund
TMLDX

Investment Objective
Thrivent Multidimensional Income Fund (the "Fund") seeks a high level of current income and, secondarily, growth of capital. The Fund’s investment objectives may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	1.10%
Acquired Fund Fees and Expenses[1]	0.25%
Total Annual Fund Operating Expenses	1.90%
Less Waivers and/or Expense Reimbursements[2]	0.50%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.40%
[1]	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
[2]	The Adviser has contractually agreed, through at least February 28, 2018, to waive a portion of the management fees associated with the Class S shares of the Thrivent Multidimensional Income Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.15% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$143	$548	$980	$2,182
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this prospectus, the Fund's portfolio turnover rate for the most recent fiscal year is not yet available.
Principal Strategies
The Fund seeks to achieve its investment objectives by allocating assets across multiple income and growth producing asset classes and strategies. Debt securities in which the Fund invests include high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Fund also invests in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. In addition, the Fund may invest in investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), convertible bonds, and U.S. dollar denominated emerging markets sovereign debt.
The Fund may invest in income-producing securities issued by closed-end funds (“CEFs”), publicly-traded business development companies (“BDCs”), master limited partnerships (“MLPs”), and exchange-traded funds (“ETFs”). CEFs are investment companies that issue a fixed number of shares that trade on a stock exchange or over-the-counter, typically at a premium or a discount to their net asset value. BDCs are publicly held investment funds that invest primarily in private and thinly traded public U.S. businesses. MLPs are publicly-traded limited partnerships that are limited by the Internal Revenue Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources. ETFs are investment companies generally designed to track the performance of a securities or other index, including industry, sector, country and region indexes. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.

The Fund may also invest in income-producing equity securities, including preferred stock and real estate investment trusts (“REITs”).
The Fund may utilize derivatives for investment exposure or hedging purposes, including futures agreements and credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non- standardized derivatives contracts traded in the over-the-counter market.
The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Business Development Company (“BDC”) Risk. The value of a BDC’s investments will be affected by portfolio company specific performance as well as the overall economic environment. Shares of BDCs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not invested in BDCs. Additionally, most BDCs employ leverage which can magnify the returns of underlying investments.
Closed-End Fund (“CEF”) Risk. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of “illiquid” securities than typical mutual funds. The Fund is subject to a pro-rata share of the management fees and expenses of each CEF in addition to the Fund’s management fees and expenses, resulting in Fund shareholders subject to higher expenses than if they invested directly in CEFs.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.
Foreign and Emerging Markets Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Investment in Other Investment Companies Risk. Investing in other investment companies, including CEFs and BDCs, could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds have a less liquid resale market. In addition, dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Master Limited Partnership Risk. An investment in an MLP exposes the Fund to the legal and tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. Due to the tax requirements for MLPs, the income of many MLPs comes from energy infrastructure. Risks inherent in the energy infrastructure business include: sustained declines in demand for crude oil, natural gas and refined petroleum products, construction risk, changes in the regulatory environment or other regulatory exposure, weather risk, risks associated with terrorist activity and interest rate risk.
Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Fund’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.
Performance
No performance information for the Fund is provided because it commenced operations on February 28, 2017. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end that takes place after February 28, 2017.
How the Fund has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Conrad E. Smith, CFA and Kent L. White, CFA have served as portfolio managers of the Fund since its inception in 2017. Mr. Simenstad is Chief Investment Strategist
and has been with Thrivent Financial since 1999. Mr. Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Ocenasek has been with Thrivent Financial since 1987 and has served in a portfolio management capacity since 1997. Mr. Smith has been with Thrivent Financial since 2004 and also manages the leveraged loan portfolio and the high yield bond portfolio of Thrivent Financial’s general account. Mr. White is the Director of Investment Grade Research at Thrivent Financial and has been with the firm since 1999.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Municipal Bond Fund
TMBIX

Investment Objective
Thrivent Municipal Bond Fund (the "Fund") seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.49%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal bonds, the income of which is exempt from federal income taxation. The Fund may count securities that generate income subject to the alternative minimum tax toward the 80% investment requirement.
The Fund’s Adviser uses fundamental, quantitative, and technical investment research techniques to determine what municipal bonds to buy and sell. At the time of purchase, the Adviser generally buys investment-grade municipal bonds or unrated bonds it determines to be of comparable quality. The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Some municipal bonds may be repaid prior to maturity if interest rates decrease. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Brokers and dealers have decreased their inventories of municipal bonds in recent years. This could limit the Adviser’s ability to buy or sell these bonds and increase price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Adviser’s ability to buy or sell bonds. As a result, the Adviser may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Tax Risk. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Since the Fund may invest in municipal securities subject to the federal alternative minimum tax without limitation, the Fund may not be suitable for investors who already are or could be subject to the federal alternative minimum tax.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The Fund’s performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, decline in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Bonds may also exhibit price fluctuations due to changes in interest rate or bond yield levels. As a result, the value of the Fund’s shares may fluctuate significantly in the short term.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the Bloomberg Barclays Municipal Bond Index, which is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+6.26%
Worst Quarter:	Q4 '10	(4.51)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Municipal Bond Fund	1 Year	5 Years	10 Years
Class S (before taxes)	0.04%	3.46%	4.23%
(after taxes on distributions)	(0.84)%	2.61%	3.45%
(after taxes on distributions and redemptions)	0.70%	2.72%	3.48%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Janet I. Grangaard, CFA has served as portfolio manager of the Fund since 2002. She has been with Thrivent Financial since 1988 and has served as a portfolio manager since 1994.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet

(Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund generally intends to distribute tax-exempt income, although it may also make distributions that are taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Opportunity Income Plus Fund
IIINX

Investment Objective
Thrivent Opportunity Income Plus Fund (the "Fund") seeks a high level of current income, consistent with capital preservation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses	0.73%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests in a broad range of debt securities and may invest in equity securities to a limited extent as shown in the following table:
Broad Asset Category	Target Allocation	Allocation Range
Debt Securities	95%	50-100%
Equity Securities	5%	0-50%
The debt securities in which the Fund invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser. The Fund may also invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. In addition, the Fund may invest in investment-grade corporate bonds, asset-backed securities, mortgage-backed securities (including commercially backed ones), convertible bonds, and sovereign and emerging market debt (both U.S. dollar and non-U.S. dollar denominated).
The Fund may utilize derivatives (such as futures and swaps) for investment exposure or hedging purposes, including credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.
The Fund may invest in foreign securities, including those of issuers in emerging markets.
The Fund may invest in exchange-traded funds (“ETFs”), which are investment companies generally designed to track the performance of a securities or other index, including industry, sector, country and region indexes.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
The Adviser uses fundamental, quantitative and technical investment research techniques to determine what to buy and sell.

Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. In particular, underperformance in the fixed income markets would have a material adverse effect on the Fund's total return given its significant allocation to fixed income securities. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.
Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities. All of these risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund.
Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds and leveraged loans have a less liquid resale market. In addition, dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Bonds may exhibit price fluctuations when there are changes in interest rates or bond yield levels.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to broad-based securities market indices. These indices are the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P/LSTA Leveraged Loan Index, which reflects the performance of the largest facilities in the leveraged loan market, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, which represents the performance of U.S. short duration, higher-rated high yield bonds. The Fund no longer compares its returns against the Barclays U.S. High Yield Loan Index because the index has been decommissioned; performance is no longer available after September 30, 2016. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
Effective August 16, 2013, based on approval of the Fund’s Board of Trustees and notice to Fund shareholders, the Fund’s principal strategies were changed, which had the effect of changing the types of debt securities in which the Fund may invest. At the same time, the Fund’s name changed from Thrivent Core Bond Fund to Thrivent Opportunity Income Plus Fund. As a result, performance information presented below with respect to periods prior to August 16, 2013, reflects the performance of an investment portfolio that was materially different from the investment portfolio of the Fund.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.

YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+8.23%
Worst Quarter:	Q4 '08	(5.35)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Opportunity Income Plus Fund	1 Year	5 Years	10 Years
Class S (before taxes)	7.38%	3.42%	4.35%
(after taxes on distributions)	4.76%	1.11%	1.99%
(after taxes on distributions and redemptions)	3.29%	1.13%	1.92%
Bloomberg Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	1.67%	2.06%	4.28%
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	14.09%	7.00%	7.06%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	10.16%	5.11%	4.64%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Michael G. Landreville, CFA, CPA (inactive) has served as a portfolio manager of the Fund since 2002. Gregory R. Anderson, CFA has served as a portfolio manager of the Fund since 2005. Conrad E. Smith, CFA has served as portfolio manager of the Fund since 2013. Paul J. Ocenasek, CFA and
Kent L. White, CFA have served as portfolio managers of the Fund since 2015. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Smith has been with Thrivent Financial since 2004 and also manages the leveraged loan portfolio and the high yield bond portfolio of Thrivent Financial’s general account. Mr. Ocenasek has been with Thrivent Financial since 1987 and has served in a portfolio management capacity since 1997. Mr. White is the Director of Investment Grade Research at Thrivent Financial and has been with the firm since 1999.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Partner Emerging Markets Equity Fund
TPEIX

Investment Objective
Thrivent Partner Emerging Markets Equity Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	2.36%
Total Annual Fund Operating Expenses	3.56%
Less Waivers and/or Expense Reimbursements[1]	2.24%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.32%
[1]	The Adviser has contractually agreed, through at least February 28, 2018, to waive a portion of the management fees associated with the Class S shares of the Thrivent Partner Emerging Markets Equity Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.32% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$134	$883	$1,654	$3,680
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), at the time of initial purchase, in emerging market equities, including common stock, preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stocks. A security is considered to be an “emerging market” security if issued by a company that Fund management has determined meets one or more of the following criteria:
•	is organized under the laws of, or has its principal office in, an emerging market country;
•	has its principal securities trading market in an emerging market country;
•	derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country (and meets one of the other criteria); and/or
•	issues securities denominated in the currency of an emerging market country (and meets one of the other criteria).
An “emerging market” country is any country determined by the Adviser or subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These emerging market countries include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. At times, the Fund may have a significant amount of its assets invested in a country or geographic region.
The Fund may also invest in equity securities of issuers that are not tied economically to emerging market countries. The Fund may invest in securities denominated in U.S. dollars and currencies of emerging market countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in securities of any market capitalization, including small and mid-cap securities.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund’s subadviser, Aberdeen Asset Managers Limited (“Aberdeen”), uses a disciplined investment process based on its proprietary research to determine security selection. Aberdeen seeks to identify “quality” companies, based on factors such as strength of management and business, that trade at reasonable valuations, based on factors such as earnings growth and other key financial measurements. Aberdeen also considers how a company’s corporate governance and risk management practices may affect that company’s long-term value. Aberdeen makes investments for the long-term, although it may sell a security when it perceives a company’s business direction or growth prospects to have changed or the company’s valuations are no longer attractive.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
Should the Adviser determine that the Fund would benefit from reducing the percentage of its net assets invested in emerging market equities from 80% to a lesser amount, it will notify you at least 60 days prior to the change.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Emerging Markets Risk. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.
Financial Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Foreign Securities Risk. Securities of foreign companies in which the Fund invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions – such as Latin America, Asia, Europe, and the Mediterranean region – can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. The Fund is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (i.e., small-cap stocks and foreign securities) often have a less liquid resale market. As a result, the Adviser or subadviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser or subadviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a one-year period and since inception compared to a broad-based securities market index. The index is the MSCI Emerging Markets Index – USD Net Returns, which measures the performance of stock markets in developing countries throughout the world. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table includes the effects of Fund expenses and assumes that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Prior to February 26, 2015, the subadviser of the Fund was different. Performance shown may have been different if the current strategy, and the current subadviser, had been in place during the periods shown.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q1 '16	+8.96%
Worst Quarter:	Q3 '15	(14.17)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Partner Emerging Markets Equity Fund	1 Year	Since Inception (8/31/2012)
Class S (before taxes)	11.91%	(3.99)%
(after taxes on distributions)	10.72%	(5.32)%
(after taxes on distributions and redemptions)	6.02%	(3.87)%
MSCI Emerging Markets Index- USD Net Returns (reflects no deduction for fees, expenses or taxes)	11.19%	0.20%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), which has engaged Aberdeen Asset Managers Limited to subadvise the Fund.
Portfolio Manager(s)
Aberdeen uses a team-based approach, with the following team members being primarily responsible for day-to-day management. Devan Kaloo has managed the Fund since February 2015 and has been with Aberdeen since 2000. He is the Head of Global Emerging Markets/Global Head of Equities; he formerly served as a Senior Investment Manager on Aberdeen’s Asian Equity team. Joanne Irvine is the Head of Emerging Markets (ex-Asia), has managed the Fund since February 2015 and has been with Aberdeen since 1996. Hugh Young is Managing Director – Asia, has managed the Fund since February 2015 and has been with Aberdeen since 1985. Mark Gordon-James, CFA, is a Senior Investment Manager, has managed the Fund since February 2015 and has been with Aberdeen since 2004. Flavia Cheong, CFA, is Head of Equities – Asia (ex-Japan), has managed the Fund since February 2015 and has been with Aberdeen since 1996.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Partner Worldwide Allocation Fund
TWAIX

Investment Objective
Thrivent Partner Worldwide Allocation Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	1.00%
Less Waivers and/or Expense Reimbursements[1]	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%
[1]	The Adviser has contractually agreed, through at least February 28, 2018, to waive a portion of the management fees associated with the Class S shares of the Thrivent Partner Worldwide Allocation Fund equal in the aggregate to 0.05% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$97	$313	$548	$1,220
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.
Principal Strategies
The Fund seeks to achieve its objective by investing primarily in equity and debt securities of issuers throughout the world. The Fund seeks to diversify its portfolio broadly among developed and emerging countries and among multiple asset classes. Under normal market conditions, the Fund invests at least 40% of its net assets in foreign assets. If market conditions are not deemed favorable by the Fund’s investment adviser, the Fund could invest a lower percentage, but at least 30% of its net assets in foreign assets. A foreign asset could be an investment in an issuer that is organized under the laws of a foreign jurisdiction; that is traded principally in a foreign country; that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets in a foreign country; or that otherwise exposes the Fund’s portfolio to the economic fortunes and risks of a foreign country.
The debt securities in which the Fund invests may be of any maturity or credit quality and may include high-yield, high-risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield, high-risk debt securities are rated within or below the “BB” major rating category by Standard & Poor’s or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality. The interest rates of the Fund’s debt securities may be fixed, floating or subject to periodic reset provisions.
The Adviser will make asset allocation decisions among the various asset classes and has selected multiple subadvisers to manage each such class, although the Adviser will directly manage the Fund’s assets that are allocated to U.S. securities. The subadvisers invest independently of one another and use their own methodologies for selecting assets.

The Fund will generally make the following allocations among the broad asset classes listed below:
International large-cap growth	0-45%
International large-cap value	0-45%
Emerging markets equity	0-30%
International small- and mid-cap equities	0-30%
Emerging markets debt	0-30%
U.S. securities	0-20%
The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
Principal Global Investors, LLC manages the international large-cap growth assets. Aberdeen Asset Managers Limited manages the emerging markets equity assets. Goldman Sachs Asset Management, L.P. manages the international small-cap and mid-cap equities and the emerging markets debt assets. The Adviser manages the international large-cap value assets and the assets allocated to U.S. securities.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund's portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Emerging Markets Risk. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Fund’s share price to decline.
Foreign Securities Risk. Securities of foreign companies in which the Fund invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions—such as Latin America, Asia, Europe and the Mediterranean region—can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices and impair the Fund’s ability to repatriate capital or income. In addition, the issuer of non-U.S. sovereign debt in which the Fund invests or the governmental authorities that control the repayment of such debt may be unable or unwilling, for economic reasons or otherwise, to repay the principal or interest when due. The Fund is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund's portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Foreign securities generally have a less liquid resale market. As a result, the Adviser or subadviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser or subadviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Multi-Manager Risk. The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Fund indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund’s realization of capital gains. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.
Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a one-year period, five-year period, and since inception compared to a broad-based securities market index. The index is the MSCI All Country World Index ex-USA – USD Net Returns, which measures the performance of developed and emerging stock markets throughout the world (excluding the U.S.). Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table includes the effects of Fund expenses and assumes that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q2 '09	+22.53%
Worst Quarter:	Q3 '11	(18.14)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Partner Worldwide Allocation Fund	1 Year	5 Years	Since Inception (2/29/2008)
Class S (before taxes)	3.28%	6.15%	1.30%
(after taxes on distributions)	1.85%	4.74%	0.13%
(after taxes on distributions and redemptions)	1.48%	3.94%	0.27%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.17%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), which has engaged Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), and Goldman Sachs Asset Management, L.P. (“GSAM”) to subadvise the Fund. Thrivent Asset Mgt. also manages a portion of the Fund.
Portfolio Manager(s)
Mark Nebelung, CFA, John Pihlblad, CFA, Paul Blankenhagen, CFA, and Juliet Cohn serve as portfolio co-managers for the Principal portion of the Fund. Mr. Pihlblad has been a portfolio co-manager since 2008 and Mr. Nebelung has been a portfolio co-manager since 2010. Mr. Blankenhagen and Ms. Cohn were added as portfolio co-managers in 2015. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000. He and Mr. Nebelung have portfolio co-management responsibilities of Principal’s international growth and global growth equity strategies. Mr. Nebelung also co-manages several systematic strategies and a custom Pan Asian strategy. He has been with Principal since 1997. Mr. Blankenhagen joined the firm in 1992, has been a member of the international equity team since 1995, and was named a portfolio manager in 2000. Ms. Cohn joined the firm in 2003 with over 20 years of portfolio management and research experience. Mr. Blankenhagen and Ms. Cohn are responsible for co-managing Principal’s European, International Core and Diversified International equity portfolios.
Aberdeen manages its portion of the portfolio using a team-based approach, with the following team members being primarily responsible for day-to-day management. Devan Kaloo has managed the Fund since February 2015 and has been with Aberdeen since 2000. He is the Head of Global Emerging Markets/Global Head of Equities; he formerly served as a senior investment manager on Aberdeen’s Asian Equity team. Joanne Irvine is the Head of Emerging Markets (ex-Asia), has managed the Fund since February 2015 and has been with Aberdeen since 1996. Mark Gordon-James, CFA, is a Senior Investment Manager, has managed the Fund since February 2015 and has been with Aberdeen since 2004. Flavia Cheong, CFA, is Head of Equities – Asia (ex-Japan), has managed the Fund since February 2015 and has been with Aberdeen since 1996. Hugh Young is Managing Director – Asia, has managed the Fund since February 2015 and has been with Aberdeen since 1985.
GSAM’s Quantitative Investment Strategies team (the “QIS” team) manages the international small-and mid-cap equities of the Fund. Len Ioffe, Managing Director, joined GSAM as an associate in 1994 and has been a portfolio manager since 1996. Osman Ali, Managing Director, joined GSAM in 2003 and has been a member of the research and portfolio management team within QIS since 2005. Takashi Suwabe is a Managing Director and is co-head of active equity research in the QIS team. Mr. Suwabe joined GSAM in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute. Samuel Finkelstein is head of Macro Strategies within the Global Fixed Income team in GSAM. As head of Macro Strategies, he leads the Global Rates, Fundamental Currency, Emerging Market Debt, and Commodities teams and is a member of the Fixed Income Strategy Group. Mr. Finkelstein joined Goldman Sachs in 1997 as an analyst in Fixed Income Asset Management. He worked on the Fixed Income portfolio risk and strategy team for two years and then became an emerging market portfolio manager. Mr. Finkelstein was named managing director in 2005 and partner in 2010. Prior to joining the firm, he worked as a foreign exchange trader at Union Bank of Switzerland. Mr. Finkelstein earned an MBA from the Stern School of Business at New York University and a BA in Economics and Mathematics from Yale University in 1996. Ricardo Penfold is a member of the fixed income portfolio management team and is responsible for sovereign research coverage on the Emerging Market Debt team. He joined Goldman Sachs in 2000 and was named managing director in 2010. Prior to joining the firm, Mr. Penfold was head of research and an economist for Santander Investments and Banco Santander Central Hispano in Venezuela. Earlier in his career, he was professor of economics at the Universidad Central de Venezuela and Universidad Catolica Andres Bello in Caracas, Venezuela. Mr. Penfold earned a BA from Boston University in 1987 and a master’s degree from the University of Pennsylvania in 1991. He is also a PhD candidate in Economics at the University of Pennsylvania.
David C. Francis, CFA, Vice President of Investment Equities of Thrivent Asset Mgt., serves as lead portfolio manager for the portion of the Fund’s assets allocated to U.S. securities. Mr. Francis has been with Thrivent Financial since 2001. Noah J. Monsen, CFA and Brian W. Bomgren, CQF are portfolio co-managers of the international large-cap value assets. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.

The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Small Cap Growth Fund

Investment Objective
Thrivent Small Cap Growth Fund (the "Fund") seeks long-term capital growth. The Fund's investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses[1]	3.31%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	4.12%
Less Waivers and/or Expense Reimbursements[3]	2.87%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%
[1]	These expenses are based on estimated amounts for the current fiscal year.
[2]	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
[3]	The Adviser has contractually agreed, through at least February 28, 2019, to waive a portion of the management fees associated with the Class S shares of the Thrivent Small Cap Growth Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.24% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years
$126	$989
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not yet available.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of small companies. The Adviser focuses mainly in the equity securities of smaller U.S. companies which have market capitalizations equivalent to those companies included in widely known small cap indices or the small company market capitalization classification published by Lipper, Inc. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in equity securities of small companies stocks from 80% to a lesser amount, we will notify you at least 60 days prior to the change.
The Fund seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes have demonstrated and believes will sustain above-average revenue and earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Small capitalization stocks often have a less liquid resale market. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Performance
No performance information for the Fund is provided because it commenced operations on February 28, 2018. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end that takes place after February 28, 2018.
How the Fund has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
David J. Lettenberger, CFA has served as portfolio manager of the Fund since its inception in 2018. Mr. Lettenberger has been a portfolio manager at Thrivent Financial since 2013, when he joined the firm. Prior to joining Thrivent Financial, Mr. Lettenberger was a portfolio manager at UBS Global Asset Management.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of
Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Thrivent Small Cap Stock Fund
TSCSX

Investment Objective
Thrivent Small Cap Stock Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the net asset value at time of purchase or redemption, whichever is lower)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution and Shareholder Service (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.81%
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of small companies. The Adviser focuses mainly in the equity securities of smaller U.S. companies which have market capitalizations equivalent to those companies included in widely known indices such as the S&P SmallCap 600 Index or the Russell 2000® Index. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in equity securities of small companies stocks from 80% to a lesser amount, we will notify you at least 60 days prior to the change.
The Fund seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. The Adviser looks for small companies that, in its opinion:
•	have an improving fundamental outlook;
•	have capable management; and
•	are financially sound.
The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund's portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Small capitalization stocks often have a less liquid resale market. As a result, the Adviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser believes they are worth.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the S&P SmallCap 600 Index, which measures the small-cap segment of the U.S. equity market. The Fund now compares its returns to the S&P SmallCap 600 Index because the Fund’s complex no longer uses Russell as an index provider. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
The bar chart and the table include the effects of Fund expenses and assume that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
YEAR-BY-YEAR TOTAL RETURN
Best Quarter:	Q3 '09	+19.08%
Worst Quarter:	Q3 '11	(24.50)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 30, 2016)
Thrivent Small Cap Stock Fund	1 Year	5 Years	10 Years
Class S (before taxes)	25.69%	13.84%	6.12%
(after taxes on distributions)	23.59%	11.88%	4.75%
(after taxes on distributions and redemptions)	14.64%	10.16%	4.22%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	26.56%	16.62%	9.03%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Matthew D. Finn, CFA has served as lead portfolio manager of the Fund since 2013. James M. Tinucci, CFA has served as the associate portfolio manager of the Fund since 2015. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined the firm. Mr. Tinucci has been with Thrivent Financial since 2014, and previously held various positions at Thrivent Financial from 2007 to 2012. Prior to rejoining Thrivent Financial, Mr. Tinucci was a manager at Deloitte Consulting.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts.

These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More about Investment Strategies and Risks

Each Fund’s investment objective and principal strategies are described in the “Summary Section” above. The principal strategies are the strategies that a Fund’s investment adviser and sub-adviser (if applicable) believe are most likely to be important in trying to achieve the Fund’s investment objective. Please note that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information.
Information about Certain Principal Investment Strategies
This section provides additional information about some of the securities and other practices in which certain Funds may engage, along with their associated risks.
Adjustable rate securities. The interest rate may be adjusted daily or at specified intervals (such as monthly, quarterly or annually). Adjustments may be based on a referenced market rate (such as the London Interbank Offer Rate or “LIBOR”) for a specified term (such as one, three or twelve months). For some securities, adjustments are made by a third-party or auction process designed to maintain a market value close to the security’s face amount. Adjustments may be limited by caps or floors.
Some adjustable rate securities are payable upon demand, which should reduce the volatility of their market values. The right to demand payment may be exercisable after a specified notice period (such as seven or thirty days) and only at specified intervals (such as at the end of a calendar month or quarter). The right to demand payment may terminate upon certain events (such as the issuer’s insolvency).
So long as the Adviser expects an adjustable rate security’s market value to approximate its face value after each interest rate adjustment, the Adviser may rely on the interest rate when calculating a Fund’s dollar-weighted average maturity or duration. The market value of an adjustable rate security may nevertheless decline, due to changes in market conditions or the financial condition of the issuer and the effects of caps or floors on interest rate adjustments.
Collateralized debt obligations. Thrivent Limited Maturity Bond Fund may invest in collateralized debt obligations (“CDOs”) as a principal strategy; the other Funds may do so as a non-principal strategy. CDOs are types of asset-backed securities. Collateralized loan obligations (“CLOs”) are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities.
Derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index, an interest rate or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Fund may also use derivatives to obtain investment exposure to a certain asset class or speculation (investing for potential income or capital gain).
While hedging can guard against potential risks, using derivatives adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. For example, the price or value of the underlying instrument, asset, index, currency or rate may move in a different direction than expected or such movements may be of a magnitude greater or less than expected.
Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost (if any) incurred when the derivative is entered into by a Fund. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset, index or rate.
With some derivatives, whether used for hedging, replication or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. In addition, suitable derivative investments for hedging, replication or speculative purposes may not be available.
Derivatives can be difficult to value and illiquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.
Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero.
Emerging markets securities. A security is considered to be an “emerging market” security if issued by a company that Fund management has determined meets one or more of the following criteria:

•	is organized under the laws of, or has its principal office in, an emerging market country;
•	has its principal securities trading market in an emerging market country;
•	derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country; and/or
•	issues securities denominated in the currency of an emerging market country (and meets one of the other criteria set forth above).
An “emerging market” country is any country determined by Fund management to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These emerging market countries include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.
Exchange traded funds (“ETFs”). An ETF is an investment company that holds a portfolio of investments generally designed to track the performance of an index, including industry, sector, country and region indexes. An ETF trades on a securities exchange.
Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in certain ETFs beyond the foregoing statutory limitations.
Foreign currency transactions. The Funds may conduct foreign currency exchange transactions, normally either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Funds will generally not enter into a forward contract with a term greater than one year.
Under unusual circumstances, Thrivent Partner Worldwide Allocation Fund may commit a substantial portion of its portfolio to the consummation of these contracts. Although forward contracts may be used to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and the Fund’s total returns could be adversely affected as a result.
There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.
Foreign securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Each of the Funds except Thrivent Money Market Fund may use foreign currencies and related instruments to hedge its foreign investments.
In addition, foreign securities may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Government bonds and municipal bonds. Each of the Funds may invest in government bonds and municipal bonds. As a result, the Fund’s performance may be affected by political and economic conditions at the state, regional or Federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues.
High yield bonds. Thrivent Municipal Bond Fund limits its investment in high yield bonds to no more than 5% of its assets. High yield bonds are debt securities rated below BBB by S&P or Baa by Moody’s or unrated securities deemed to be of comparable quality by the Adviser. To the extent that a Fund invests in high yield bonds, it takes on the following risks:
•	The risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds.
•	Issuers of high yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.
Illiquid securities. Each of the Funds may invest up to 15% of net assets (5% of net assets for Thrivent Money Market Fund) in illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.
Initial public offerings. Each of the Funds may purchase securities in initial public offerings (IPOs) of securities. IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. There can be no assurance that a Fund will have favorable IPO investment opportunities.
International exposure. Many U.S. companies in which these Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of Fund shares.
Mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the repayment patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.
Real estate investment trusts (“REITs”). REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All types of REITs may be affected by changes in interest rates. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through a Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Securities lending. Each of the Funds except Thrivent Money Market Fund may seek additional income by lending Fund securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money.
Securities ratings. When fixed-income securities are rated by one or more independent rating agencies, a Fund uses these ratings to determine bond quality. Investment grade bonds are those that are rated within or above the BBB major rating category by S&P or the Baa major rating category by Moody’s, or unrated but considered of equivalent quality by the Fund’s adviser. High-yield bonds are below investment grade bonds in terms of quality.
In cases where a bond is rated in conflicting categories by different rating agencies, a Fund (other than Thrivent Money Market Fund) may choose to follow the higher rating. If a bond is unrated, the Fund may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Fund will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.
Short-term trading. The investment strategy for each Fund at times may include short-term trading. While a Fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase a Fund’s transaction costs and may increase your tax liability.
When-issued securities. A Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year. In addition, no income will be earned on these securities until they are actually delivered.
Zero coupons. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Fund that has purchased the security and the Fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Fund to liquidate Fund securities at a disadvantageous time.
Information about Certain Non-Principal Investment Strategies
Defensive investing. In response to market, economic, political or other conditions, each Fund may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes that are not part of the Fund’s principal investment strategies. If the Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.
In-kind redemptions. The Fund may redeem its shares in-kind (i.e., with portfolio securities of the Fund), subject to applicable regulatory requirements. You may incur brokerage and other transaction costs associated with converting into cash the portfolio securities distributed to you for such in-kind redemptions. The portfolio securities you receive may increase or decrease in value before you convert them into cash. You may incur tax liability when you sell the portfolio securities you receive from an in-kind redemption.
Unusual opportunities. Each of the Funds may purchase some securities that do not meet its normal investment criteria when the investment adviser or subadviser perceives an unusual opportunity for gain, which could include a variety of factors, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.
If the anticipated gains do not materialize, the Fund could lose money from such an investment.
Glossary of Principal Risks
The main risks associated with investing in each Fund are summarized in “Summary Section” above. More detailed descriptions of the main risks and additional risks of the Funds are described below. Please note that each Fund also may use strategies and be subject to risks that are not described in this prospectus, but that are described in the statement of additional information.
Allocation Risk. Certain Funds’ investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Business Development Company (“BDC”) Risk. The value of a BDC’s investments will be affected by portfolio company specific performance as well as the overall economic environment. Shares of BDCs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. A Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not invested in BDCs. Additionally, most BDCs employ leverage which can magnify the returns of underlying investments.
Closed-End Fund (“CEF”) Risk. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of “illiquid” securities than typical mutual funds. A Fund is subject to a pro-rata share of the management fees and expenses of each CEF in addition to the Fund’s management fees and expenses, resulting in Fund shareholders subject to higher expenses than if they invested directly in CEFs.
Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. A Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund’s portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund. Similarly, there is a risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make interest and/or principal payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to more volatility in the price of the security and in shares of the Fund.
Cyber Security Risk. With the increased use of the Internet and other technologies, the Funds and their service providers are subject to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions or programming inaccuracies. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Successful cyber-attacks against, or security breakdowns of, a Fund or any affiliated or third-party service provider may adversely affect the Fund or its shareholders. While the Fund and its service providers have established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
Derivatives Risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

The success of the Fund’s derivatives strategies will depend on the Adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Swap agreements may involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for the Fund to close out a position when desired.
Emerging Markets Risk. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Fund’s share price to decline.
Some emerging market countries restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.
Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.
ETF Risk. An ETF is subject to the risks of the underlying investments that it holds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and a Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. In addition, ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.
Financial Sector Risk. Companies in the financial sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries of any individual financial company or of the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. During the financial crisis, a number of large financial institutions failed, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources. Those actions caused the securities of many financial companies to decline in value. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.
Foreign Securities Risk. To the extent a Fund’s portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Securities of foreign companies in which the Fund invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions—such as Latin America, Asia, Europe and the Mediterranean region—can be highly interdependent and may decline at the same time. Certain European countries in which a Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United

Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices and impair the Fund’s ability to repatriate capital or income. The Fund is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
Government Securities Risk. Certain Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Fund’s portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, high yield securities generally are less liquid than investment grade securities.
Inflation-Linked Security Risk. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In the case of the Municipal Bond Fund, some municipal bonds may be repaid prior to maturity if interest rates decrease.
In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of these Funds to decline and reduce the overall return of the Funds.
In the case of the Money Market Fund, a weak economy, strong equity markets, or changes by the Federal Reserve to its monetary policies may cause short-term interest rates to decline and affect the value of the Fund.
Investing-in-Funds Risk. The Thrivent Asset Allocation Funds allocate their assets, in part, among certain of the other Funds

(“Underlying Funds”). From time to time, one or more of the Underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Thrivent Asset Allocation Funds or other investors. These transactions may affect the Underlying Funds since Underlying Funds that experience redemptions as a result of reallocations or rebalancings may have to sell Fund securities and since Underlying Funds that receive additional cash will have to invest such cash. These effects may be particularly important when one or more of the Thrivent Asset Allocation Funds owns a substantial portion of any Underlying Fund. While it is impossible to predict the overall impact of these transactions over time, the performance of an Underlying Fund may be adversely affected if the Underlying Fund is required to sell securities or invest cash at inopportune times. These transactions could also increase transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Because the Thrivent Asset Allocation Funds may own substantial portions of some Underlying Funds, a redemption or reallocation by a Thrivent Asset Allocation Fund away from an Underlying Fund could cause the Underlying Fund’s expenses to increase. As an investor in an Underlying Fund, a Thrivent Asset Allocation Fund will bear its ratable share of the Underlying Fund’s expenses, in addition to the expenses of the Thrivent Asset Allocation Fund with respect to the assets so invested.
Investment in Other Investment Companies Risk. Investing in other investment companies, including CEFs and BDCs, could result in the duplication of certain fees, including management and administrative fees, and may expose a Fund to risks of owning the underlying investments that the other investment company holds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and a Fund could incur a loss.
Investment Adviser Risk. Each Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which a Fund’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. To the extent that the Fund invests in common stock, common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in and general creditors of, the company.
Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.”
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Certain securities (e.g., small-cap stocks, foreign securities and high-yield bonds) often have a less liquid resale market. As a result, the Adviser or subadviser may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Adviser or subadviser believes they are worth. Less liquid securities can also become more difficult to value.
Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. In addition, inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. As a result of this decreased liquidity, the Adviser or subadviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
In October 2016, the Securities and Exchange Commission (“SEC”) adopted new regulations that may limit a Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect a Fund’s performance and ability to pursue its investment objective when the regulations are expected to take effect on December 1, 2018.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.
Price declines may occur in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price.
Master Limited Partnership (“MLP”) Risk. MLPs are subject to risks such as limited partner risk, liquidity risk interest rate risk and general partner risk.
•	An MLP is a public limited partnership or limited liability company taxed as a partnership. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investor may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
•	The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
•	MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
•	The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Mortgage-Related and Other Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Multi-Manager Risk. Thrivent Mutual Funds (the “Trust”) and Thrivent Asset Mgt. have received an exemptive order from the SEC (known as a “multi-manager order”) that permits them to hire and fire one or more subadvisers for the Funds without a shareholder vote, subject to approval by the Trust’s Board of Trustees and shareholder notice. During the transition of management of Fund assets from one subadviser to another, it is possible that the Fund will not be fully invested in accordance with the Fund’s prospectus and, therefore, will not be fully pursuing its investment objective during such transition. In addition, the multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund’s realization of capital gains. These aspects of the risk apply to any Fund with one or more subadvisers. For a Fund that has multiple sub-advisers, the investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Fund indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.
Portfolio Turnover Rate Risk. A Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders. The expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities.
Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Real Estate Investment Trust (“REIT”) Risk. REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Redemption Risk. A Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.
Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Tax Risk. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Since the Fund may invest in municipal securities subject to the federal alternative minimum tax without limitation, the Fund may not be suitable for investors who already are or could be subject to the federal alternative minimum tax.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Underlying Fund Risk. The performance of the Asset Allocation Funds is dependent, in part, upon the performance of the Underlying Funds in which the Fund invests. As a result, the Fund is subject to the same risks as those faced by the Underlying Funds. Those risks may include, among others, market risk, issuer risk, volatility risk, foreign securities risk, credit risk, interest rate risk, high yield risk and investment adviser risk.
As a shareholder of the Fund, you will bear your share of the Fund’s operating expenses as well as the Fund’s share of the Underlying Funds’ operating expenses. Consequently, an investment in the Fund would result in higher aggregate operating costs than investing directly in the Underlying Funds.
Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.
Glossary of Investment Terms
Dollar-Weighted Average Effective Maturity. Measure of the Fund that is determined by calculating the average maturity of each debt security owned by the Fund, weighting each security according to the amount that it represents in the Fund. In addition, for asset-backed and mortgage-backed securities, as well as bonds with required prepayments or redemption rights, the calculation considers the expected prepayments of the underlying securities and/or the present value of a mandatory stream of prepayments.
Duration. A measure of price sensitivity of a bond or bond fund to changes in interest rates. While duration is similar to maturity in that the result is stated in years, it is a better indicator of price sensitivity than maturity since it takes into account the time value of future cash flows generated over the bond’s life. Since duration can be computed for bond funds by using a weighted approach, the approximate effect on a bond fund’s price can be estimated by multiplying the fund’s duration by an expected change in interest rates. For example, if interest rates were to rise by 1%, the net asset value of a bond fund with an average duration of 5 years would be expected to fall 5%.
Fundamental Investment Research Techniques. Research techniques that generally assess a company or security’s value based on a broad examination of financial data, quality of management, business concept and competition.
Maturity. A bond fund has no real maturity, but it does have a dollar-weighted average effective maturity that represents an average of the effective maturities of the underlying bonds, with each bond’s effective maturity “weighted” by the percent of fund assets it represents. For bonds that are most likely to be called before maturity, the effective maturity of a bond is usually the call date.
Quantitative Investment Research Techniques. Research techniques that generally focus on a company’s financial statements and assess a company or security’s value based on appropriate financial ratios that measure revenue, profitability and financial structure.
Technical Investment Research Techniques. Research techniques that generally involve the study of trends and movements in a security’s price, trading volume and other market-related factors in an attempt to discern patterns.

Management, Organization and Capital Structure

Investment Adviser
Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect wholly owned subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), serves as investment adviser for each of the Funds. Thrivent Asset Mgt. and its affiliates have been in the investment advisory business since 1986 and managed approximately $___ billion in assets as of December 31, 2017, including approximately $__ billion in mutual fund assets.
Thrivent Asset Mgt. provides investment research and supervision of the assets for each of the Funds except Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund (the “Subadvised Funds”). Thrivent Asset Mgt. provides investment research and supervision of a portion of the Thrivent Partner Worldwide Allocation Fund. For the Subadvised Funds, Thrivent Asset Mgt. has entered into a subadvisory agreement with each subadviser and pays each subadviser a portion of the net advisory fee Thrivent Asset Mgt. receives from each applicable Fund. Thrivent Asset Mgt. establishes the overall investment strategy and evaluates, selects and recommends, subject to the approval of the Board of Trustees, one or more subadvisers to manage the investments of each Subadvised Fund. Thrivent Asset Mgt. also allocates assets to the subadvisers, monitors the performance, security holdings, and investment strategies for the subadvisers and, when appropriate, researches any potential new subadvisers for the Funds. Thrivent Asset Mgt. has ultimate responsibility to oversee each subadviser and recommend its hiring, termination and replacement. The Funds’ annual and semiannual reports to shareholders discuss the basis for the Board of Trustees approving any investment adviser agreement or investment subadviser agreement during the most recent six-month period covered by the report.
Thrivent Asset Mgt. and Thrivent Mutual Funds received an exemptive order from the SEC that permits Thrivent Asset Mgt. and the Funds, with the approval of Thrivent Mutual Funds’ Board of Trustees, to retain one or more subadvisers for the Funds, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the applicable Fund. Thrivent Asset Mgt. will notify shareholders of a Fund if there is a new subadviser for that Fund.
Advisory Fees
Each Fund pays an annual investment advisory fee to the Adviser. The Adviser received the following advisory fees during the Fund’s most recent fiscal year, expressed as a percentage of the Fund’s average daily net assets.1
FUND	ADVISORY FEE
Thrivent Aggressive Allocation Fund[2]	0.74%
Thrivent Balanced Income Plus Fund	0.55%
Thrivent Diversified Income Plus Fund	0.55%
Thrivent Government Bond Fund	0.40%
Thrivent Growth and Income Plus Fund	0.65%
Thrivent High Yield Fund	0.39%
Thrivent Income Fund	0.34%
Thrivent Large Cap Growth Fund	0.74%
Thrivent Large Cap Stock Fund	0.57%
Thrivent Large Cap Value Fund	0.45%
Thrivent Limited Maturity Bond Fund	0.29%
Thrivent Low Volatility Equity Fund
Thrivent Mid Cap Stock Fund	0.65%
Thrivent Moderately Aggressive Allocation Fund[2]	0.68%
Thrivent Moderate Allocation Fund[2]	0.63%
Thrivent Moderately Conservative Allocation Fund[2]	0.59%
Thrivent Money Market Fund	0.35%
Thrivent Municipal Bond Fund	0.40%
Thrivent Multidimensional Income Fund
Thrivent Opportunity Income Plus Fund	0.45%
Thrivent Partner Emerging Markets Equity Fund	1.20%
Thrivent Partner Worldwide Allocation Fund	0.87%
Thrivent Small Cap Stock Fund	0.67%

1	The inception date for each of Thrivent High Income Municipal Bond Fund and Thrivent Small Cap Growth Fund coincides with the date of this prospectus so no advisory fee information is reflected in the table. Thrivent High Income Municipal Bond Fund will pay Thrivent Asset Mgt. an annual investment advisory fee that is equal to 0.50% of the first $500 million of average daily net assets and 0.45% of average daily net assets over $500 million. Thrivent Small Cap Growth Fund will pay Thrivent Asset Mgt. an annual investment advisory fee that is equal to 0.80% of the first $200 million of average daily net assets and 0.75% of average daily net assets over $200 million. Thrivent Asset Mgt. reimbursed certain expenses of some of the Funds. This table does not reflect the effects of any reimbursements. In addition, with respect to the Subadvised Funds, Thrivent Asset Mgt. pays the applicable subadviser(s) a subadvisory fee from the advisory fee it receives from the Subadvised Fund. These subadvisory fees do not constitute an additional fee to you, the shareholder. To learn more about these subadvisory fees, please consult the Statement of Additional Information.
2	The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust.
Certain of the Funds have breakpoints, which you can learn more about by consulting the Statement of Additional Information. In addition, the Trust’s annual report (in the case of Diversified Income Plus Fund, Growth and Income Plus Fund, and Multidimensional Income Fund) and semiannual report (in the case of the other Funds) each discuss the basis for the Board of Trustees’ approval of the investment adviser agreement between the Trust and the Adviser.
Portfolio Management
This section provides information about the portfolio management for each of the Funds. The Statement of Additional Information for the Funds provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.
Thrivent Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Aggressive Allocation Fund and Thrivent Moderately Conservative Allocation Fund
David C. Francis, CFA and Mark L. Simenstad, CFA have served as portfolio managers of the Funds since their inception in 2005. Darren M. Bagwell, CFA and Stephen D. Lowe, CFA have served as portfolio managers of the Funds since April of 2016. Mr. Francis is Vice President of Investment Equities and has been with Thrivent Financial since 2001. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009.
Thrivent Balanced Income Plus Fund
Stephen D. Lowe, CFA, has served as a portfolio manager of the Fund since 2013. Mark L. Simenstad, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA have served as portfolio managers of the Fund since 2015. John T. Groton, Jr., CFA has served as a portfolio manager of the Fund since 2016. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Pfeifer has been with Thrivent Financial since 1990 and has served as an equity portfolio manager since 2003. Mr. Groton is the Director of Equity Research and has been with Thrivent Financial since 2007.
Thrivent Diversified Income Plus Fund
Mark L. Simenstad, CFA has served as a portfolio manager of the Fund since 2006. Stephen D. Lowe, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA have served as portfolio managers of the Fund since 2015. John T. Groton, Jr., CFA has served as a portfolio manager of the Fund since 2016. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Pfeifer has been with Thrivent Financial since 1990 and has served as an equity portfolio manager since 2003. Mr. Groton is the Director of Equity Research and has been with Thrivent Financial since 2007.
Thrivent Government Bond Fund
Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA have served as portfolio managers of the Fund since 2010 and 2017, respectively. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000.
Thrivent Growth and Income Plus Fund
Stephen D. Lowe, CFA has been a portfolio manager of the Fund since 2013. Mark L. Simenstad, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA have served as portfolio managers of the Fund since 2015. John T. Groton, Jr., CFA has served as a portfolio manager of the Fund since 2016. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent Financial since 1997. He has served as a portfolio manager since 2009. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Groton is the Director of Equity Research and has been with Thrivent Financial since 2007. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Pfeifer has been with Thrivent Financial since 1990 and has served as an equity portfolio manager since 2003.
Thrivent High Income Municipal Bond Fund
Janet I. Grangaard, CFA has served as lead portfolio manager of the Fund since its inception in 2018. Johan _. Akesson, CFA has served as the associate portfolio manager of the Fund since its inception in 2018. Ms. Grangaard has been with Thrivent Financial since 1988 and has served as a portfolio manager since 1994. Mr. Akesson has been with Thrivent Financial since 1993 and has served as an associate portfolio manager since ____.
Thrivent High Yield Fund
Paul J. Ocenasek, CFA has served as portfolio manager of the Fund since 1997. He has been with Thrivent Financial since 1987 and, since 1997, has served as portfolio manager to other Thrivent mutual funds.
Thrivent Income Fund
Stephen D. Lowe, CFA has served as the portfolio manager of the Fund since 2009, and Kent L. White, CFA has served as a portfolio manager of the Fund since 2017. Mr. Lowe is Vice President of Fixed Income Mutual Funds and Separate Accounts and has also been a senior portfolio manager of the high yield portion of Thrivent Financial’s general account since 2005. He has been with Thrivent Financial since 1997. Mr. White is the Director of Investment Grade Research and has been with Thrivent Financial since 1999.
Thrivent Large Cap Growth Fund
Darren M. Bagwell, CFA has served as a portfolio manager of the Fund since 2014. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager.

Thrivent Large Cap Value Fund
Kurt J. Lauber, CFA has served as portfolio manager of the Fund since 2013. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.
Thrivent Large Cap Stock Fund
Darren M. Bagwell, CFA and Kurt J. Lauber, CFA have served as portfolio managers of the Fund since 2016 and 2013, respectively. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager. Mr. Lauber has been with Thrivent Financial since 2004 and previously served as an associate portfolio manager.
Thrivent Limited Maturity Bond Fund
Gregory R. Anderson, CFA and Michael G. Landreville, CFA and CPA (inactive) have served as portfolio managers of the Fund since the respective years of 2005 and 1999. Mr. Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998.
Thrivent Low Volatility Equity Fund
Noah J. Monsen, CFA has served as lead portfolio manager of the Fund since 2017. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008.
Thrivent Mid Cap Stock Fund
Brian J. Flanagan, CFA has been a portfolio manager of the Fund since 2004. He has been with Thrivent Financial since 1994 and a portfolio manager since 2000.
Thrivent Money Market Fund
William D. Stouten has served as portfolio manager of the Fund since 2003. Prior to this position, he was a research analyst and trader for the Thrivent money market funds since 2001, when he joined Thrivent Financial.
Thrivent Multidimensional Income Fund
Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, CPA, Paul J. Ocenasek, CFA, Conrad E. Smith, CFA and Kent L. White, CFA have served as portfolio managers of the Fund since 2017. Mr. Simenstad is Chief Investment Strategist and has been with Thrivent Financial since 1999. Mr. Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Ocenasek has been with Thrivent Financial since 1987 and has served in a portfolio management capacity since 1997. Mr. Smith has been with Thrivent Financial since 2004 and also manages the leveraged loan portfolio and the high yield bond portfolio of Thrivent Financial’s general account. Mr. White is the Director of Investment Grade Research at Thrivent Financial and has been with the firm since 1999.
Thrivent Municipal Bond Fund
Janet I. Grangaard, CFA has served as portfolio manager of the Fund since 2002. She has been with Thrivent Financial since 1988 and has served as a portfolio manager since 1994.
Thrivent Opportunity Income Plus Fund
Michael G. Landreville, CFA, CPA (inactive) has served as a portfolio manager of the Fund since 2002. Gregory R. Anderson, CFA has served as a portfolio manager of the Fund since 2005. Conrad E. Smith, CFA has served as portfolio manager of the Fund since 2013. Paul J. Ocenasek, CFA and Kent L. White, CFA have served as portfolio managers of the Fund since 2015. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Mr. Smith has been with Thrivent Financial since 2004 and also manages the leveraged loan portfolio and the high yield bond portfolio of Thrivent Financial’s general account. Mr. Ocenasek has been with Thrivent Financial since 1987 and has served in a portfolio management capacity since 1997. Mr. White is the Director of Investment Grade Research at Thrivent Financial and has been with the firm since 1999.
Thrivent Partner Emerging Markets Equity Fund
Thrivent Asset Mgt. has engaged Aberdeen Asset Managers Limited (“Aberdeen”), 10 Queens Terrace, Aberdeen, United Kingdom AB10 1YG, as investment subadviser of the Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $373.97 billion in assets as of December 31, 2016 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of its affiliates. Aberdeen and its affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from Aberdeen’s affiliates may provide portfolio management and research services to the Fund. Aberdeen uses a team-based approach, with the following team members being primarily responsible for day-to-day management of the Fund. Devan Kaloo has managed the Fund since February 2015 and has been with Aberdeen since 2000. He is the Head of Global Emerging Markets/Global Head of Equities; he formerly served as a senior investment manager on Aberdeen’s Asian Equity team. Joanne Irvine is the Head of Emerging Markets (ex-Asia), has managed the Fund since February 2015 and has been with Aberdeen since 1996. Mark Gordon-James, CFA, is a Senior Investment Manager, has managed the Fund since February 2015 and has been with Aberdeen since 2004. Flavia Cheong, CFA, is Head of Equities – Asia (ex-Japan), has managed the Fund since February 2015 and has been with Aberdeen since 1996. Hugh Young is Managing Director – Asia, has managed the Fund since February 2015 and has been with Aberdeen since 1985.

Thrivent Partner Worldwide Allocation Fund
Thrivent Asset Mgt. has engaged Principal Global Investors, LLC (“Principal”), 801 Grand Avenue, Des Moines, Iowa 50392; Aberdeen; and Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282-2198, as investment subadvisers for the Fund.
Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $411.1 billion in assets under management as of December 31, 2016. Principal has an investment management team that has day-to-day responsibility for managing its portion of the Fund’s assets. Mark Nebelung, CFA, John Pihlblad, CFA, Paul Blankenhagen, CFA, and Juliet Cohn serve as portfolio co-managers for the Principal portion of the Fund. Mr. Pihlblad has been a portfolio co-manager since 2008 and Mr. Nebelung has been a portfolio co-manager since 2010. Mr. Blankenhagen and Ms. Cohn were added as portfolio co-managers in 2015. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000. He and Mr. Nebelung have portfolio co-management responsibilities of Principal’s international growth and global growth equity strategies. Mr. Nebelung also co-manages several systematic strategies and a custom Pan Asian strategy. He has been with Principal since 1997. Mr. Blankenhagen joined the firm in 1992, has been a member of the international equity team since 1995, and was named a portfolio manager in 2000. Ms. Cohn joined the firm in 2003 with over 20 years of portfolio management and research experience. Mr. Blankenhagen and Ms. Cohn are responsible for co-managing Principal’s European, International Core and Diversified International equity portfolios.
Aberdeen is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $373.97 billion in assets as of December 31, 2016 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of its affiliates. Aberdeen and its affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from Aberdeen’s affiliates may provide portfolio management and research services to the Fund. Aberdeen uses a team-based approach, with the following team members being primarily responsible for day-to-day management of the Fund. Devan Kaloo has managed the Fund since February 2015 and has been with Aberdeen since 2000. He is the Head of Global Emerging Markets/Global Head of Equities; he formerly served as a senior investment manager on Aberdeen’s Asian Equity team. Joanne Irvine is the Head of Emerging Markets (ex-Asia), has managed the Fund since February 2015 and has been with Aberdeen since 1996. Mark Gordon-James, CFA, is a Senior Investment Manager, has managed the Fund since February 2015 and has been with Aberdeen since 2004. Flavia Cheong, CFA, is Head of Equities – Asia (ex-Japan), has managed the Fund since
February 2015 and has been with Aberdeen since 1996. Hugh Young is Managing Director – Asia, has managed the Fund since February 2015 and has been with Aberdeen since 1985.
GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2016, GSAM, including its investment advisory affiliates, had assets under supervision (“AUS”) of approximately $1,177,741.4 million. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM’s Quantitative Investment Strategies team (the “QIS” team) manages the international small-and mid-cap equities of the Fund. Len Ioffe, Managing Director, joined GSAM as an associate in 1994 and has been a portfolio manager since 1996. Osman Ali, Managing Director, joined GSAM in 2003 and has been a member of the research and portfolio management team within QIS since 2005. Takashi Suwabe is a Managing Director and is co-head of active equity research in the QIS team. Mr. Suwabe joined GSAM in 2004 and has been a member of the QIS team since 2009. Previously, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute. Samuel Finkelstein is head of Macro Strategies within the Global Fixed Income team in GSAM. As head of Macro Strategies, he leads the Global Rates, Fundamental Currency, Emerging Market Debt, and Commodities teams and is a member of the Fixed Income Strategy Group. Mr. Finkelstein joined Goldman Sachs in 1997 as an analyst in Fixed Income Asset Management. He worked on the Fixed Income portfolio risk and strategy team for two years and then became an emerging market portfolio manager. Mr. Finkelstein was named managing director in 2005 and partner in 2010. Prior to joining the firm, he worked as a foreign exchange trader at Union Bank of Switzerland. Mr. Finkelstein earned an MBA from the Stern School of Business at New York University and a BA in Economics and Mathematics from Yale University in 1996. Ricardo Penfold is a member of the fixed income portfolio management team and is responsible for sovereign research coverage on the Emerging Market Debt team. He joined Goldman Sachs in 2000 and was named managing director in 2010. Prior to joining the firm, Mr. Penfold was head of research and an economist for Santander Investments and Banco Santander Central Hispano in Venezuela. Earlier in his career, he was professor of economics at the Universidad Central de Venezuela and Universidad Catolica Andres Bello in Caracas, Venezuela. Mr. Penfold earned a BA from Boston University in 1987 and a master’s degree from the University of Pennsylvania in 1991. He is also a PhD candidate in Economics at the University of Pennsylvania.
Noah J. Monsen, CFA and Brian W. Bomgren, CQF serve as portfolio managers for the international large-cap value assets. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. David C. Francis, CFA, Vice President of Investment Equities of Thrivent Asset Mgt., serves as lead portfolio manager for the portion of the Fund’s assets allocated to U.S. securities. Mr. Francis has been with Thrivent Financial since 2001.

Thrivent Small Cap Growth Fund
David J. Lettenberger, CFA has served as portfolio manager of the Fund since its inception in 2018. Mr. Lettenberger has been a portfolio manager at Thrivent Financial since 2013, when he joined the firm. Prior to joining Thrivent Financial, Mr. Lettenberger was a portfolio manager at UBS Global Asset Management.
Thrivent Small Cap Stock Fund
Matthew D. Finn, CFA has served as lead portfolio manager of the Fund since 2013. James M. Tinucci, CFA has served as the associate portfolio manager of the Fund since 2015. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined the firm. Mr. Tinucci has been with Thrivent Financial since 2014, and previously held various positions at Thrivent Financial from 2007 to 2012. Prior to rejoining Thrivent Financial, Mr. Tinucci was a manager at Deloitte Consulting.
Personal Securities Investments
Personnel of Thrivent Asset Mgt. and the subadvisers may invest in securities for their own account pursuant to codes of ethics that establish procedures for personal investing and restrict certain transactions. Transactions in securities that may be held by the Funds are permitted by Thrivent Asset Mgt., subject to compliance with applicable provisions under the applicable codes of ethics.
Trademarks
The S&P 500 Index, S&P SmallCap 600 Index, S&P SmallCap 600 Growth Index, S&P MidCap 400 Index, S&P Composite 1500 Index, S&P 500 Growth Index, and S&P 500 Value Index are registered trademarks of Standard & Poor’s Financial Services, LLC, a division of S&P Global (“S&P”) and have been licensed for use by the Portfolios. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global. All rights reserved.
These trademarks with others have been licensed to S&P Dow Jones Indices LLC. Redistribution or reproduction in whole or in part are prohibited without written permission. All information provided by S&P Dow Jones Indices is impersonal and not tailored to the needs of any person, entity or group of persons. S&P Dow Jones Indices receives compensation in connection with licensing its indices to third parties and providing custom calculation services. Past performance of an index is not an indication or guarantee of future results.
LSTA is a trademark of Loan Syndications and Trading Association, Inc. and has been licensed for use by S&P Dow Jones Indices.
None of the MSCI information contained in this prospectus is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data should not be taken as an indication or guarantee of any future performance. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
“Russell 1000® Growth Index,” “Russell 1000 Value Index,” “Russell 2000 Index,” “Russell 3000 Index,” “Russell Midcap Index,” “Russell Developed Large Cap Index,” and “Russell Developed Index” are trademarks/service marks of the Frank Russell Company and have been licensed for use by Thrivent. Russell® is a trademark of the Frank Russell Company.

Shareholder Information

HOW TO CONTACT US
Internet:
ThriventFunds.com
Telephone:
800-847-4836
New Applications:
Thrivent Mutual Funds
P.O. Box 219347
Kansas City, Missouri 64121-9347
Additional Investments:
Thrivent Mutual Funds
P.O. Box 219334
Kansas City, Missouri 64121-9334
Redemptions, Exchanges or Other Requests:
Thrivent Mutual Funds
P.O. Box 219348
Kansas City, Missouri 64121-9348
Express Mail:
Thrivent Mutual Funds
330 West 9th Street
Kansas City, Missouri 64105
Fax:
866-278-8363
Wire Transfer Instructions:
State Street Corp.
225 Franklin Street
Boston, MA 02101
ABA #011000028
Account #4195-538-6
Credit:
Thrivent Financial Investor Services Inc. as Agent for the benefit of Thrivent Mutual Funds
Further Credit:
[Name of the Fund]
[Shareholder Account Number]
[Shareholder Registration/Name]
Pricing Fund Shares
The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). Each Fund determines its NAV for a particular class of shares once daily at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern time. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or certain other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading. The Funds generally do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price at which you purchase or redeem shares of a Fund is based on the next calculation of the NAV after the Fund receives your purchase or redemption request in good order.
Thrivent Money Market Fund seeks to maintain a stable $1.00 NAV, pursuant to procedures established by the Board of Trustees for the Funds, and generally utilizes the amortized cost method. Valuing securities held by Thrivent Money Market Fund on the basis of amortized cost (which approximates market value) involves a constant amortization of premium or accretion of discount to maturity. This method is explained further in the Statement of Additional Information. The Fund will not value a security at amortized cost, but will instead make a fair value determination for such security, if it determines that amortized cost is not approximately the same as the fair value of the security.
Each other Fund determines the NAV for a particular class by dividing the total Fund assets attributable to that class, less all liabilities attributable to such class, by the total number of outstanding shares of that class. To determine the NAV, the other Funds generally value their securities at current market value using readily available market prices. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board of Trustees has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board of Trustees. For any portion of a Fund’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Fund invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.
Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Fund’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Funds, subject to oversight by the Board of Trustees, evaluate the impact of these significant events and adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events. For more information about how the Funds discourage abusive trading practices (including those that may attempt to take advantage of significant events, the occurrence of which are not necessarily reflected in available price quotations of foreign securities), please see the section entitled “Frequent Trading Policies and Monitoring Processes” in this Prospectus.
Class S Shares
Thrivent Mutual Funds offer Class A shares for most of the Funds and Class S shares for each of the Funds. There is no sales load imposed in connection with the purchase of Class S shares and such shares are not subject to any Rule 12b-1 fees. In contrast, Class A shares are subject to sales loads and Rule 12b-1 fees. Because the sales charges and expenses vary between the Class A shares and Class S shares, performance will vary with respect to each class. A copy of the Class A prospectus may be obtained by writing to the Fund, calling toll free 800-847-4836, or downloading it from our website (ThriventFunds.com).
You may purchase Class S shares several ways, including:
•	Directly from our website;
•	From a broker-dealer or financial intermediary who maintains a selling agreement with the Funds’ principal underwriter, including in fee-based investment advisory programs;
•	From a broker-dealer or financial intermediary who maintains a selling agreement with the Funds’ principal underwriter, and subject to an account service fee for certain services provided by the broker-dealer and their financial representatives. A shareholder who wants such services and elects to pay an account service fee pays such fee to the broker-dealer from the shareholder’s account; the fee is not deducted from the assets of the Thrivent Mutual Funds; and
•	Through certain retirement plans and deferred compensation plans.
Thrivent Mutual Funds has authorized certain broker-dealers to receive purchase and redemption orders, and such broker-dealers are authorized to designate other intermediaries to receive orders on the Funds’ behalf. Such broker-dealers and intermediaries may charge fees for effecting transactions or for other services. If your Thrivent Mutual Fund shares are held in an account subject to a broker-dealer’s investment advisory program or an account service fee agreement, please contact your financial representative for information about these fees and the services available for the different fees or for help with transactions in, or changes to, your Thrivent Mutual Funds account.
If you do not want to utilize the services of a broker-dealer or financial representative or terminate an account service fee agreement, you may manage your Thrivent Mutual Funds account online at ThriventFunds.com or you may call the
Thrivent Mutual Funds Interaction Center (“Interaction Center”) at 800-847-4836.
Buying Shares
Opening an Account
You must open an account for each Fund that you want to purchase. If you would like assistance with opening an account, please contact your financial representative or please call the Thrivent Mutual Funds Interaction Center (“Interaction Center”) at 800-847-4836.
Generally, you can purchase multiple Funds under one account registration type (e.g., an IRA). How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax advisor to determine the account registration type that best meets your needs. You must clearly identify the type of account you want on your application. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship or partnership, additional documentation may be necessary. Your ability to transfer Fund shares to another broker-dealer is limited to those broker-dealers with whom the Funds’ principal underwriter maintains a selling agreement. Shares of each Fund are only sold in U.S. Jurisdictions.
Required Minimum Investments
REGULAR ACCOUNT	INITIAL PURCHASE	ADDITIONAL PURCHASES
All Funds except Thrivent Money Market Fund and Thrivent Limited Maturity Bond Fund	$2,000	$ 50
Thrivent Money Market Fund	$1,000	$100
Thrivent Limited Maturity Bond Fund	$2,000	$100
IRA OR TAX-DEFERRED PLAN
All Funds except Thrivent Money Market Fund and Thrivent Limited Maturity Bond Fund	$1,000	$ 50
Thrivent Money Market Fund and Thrivent Limited Maturity Bond Fund	$1,000	$100

EMPLOYER SPONSORED QUALIFIED PLANS	NO MINIMUM REQUIREMENT
AUTOMATIC INVESTMENT PLAN	MINIMUM MONTHLY AMOUNT PER FUND ACCOUNT NUMBER
All Funds except Thrivent Money Market Fund and Thrivent Limited Maturity Bond Fund	$ 50
Thrivent Money Market Fund and Thrivent Limited Maturity Bond Fund	$100
Please note that these minimums are not applicable to investors in certain fee-based investment advisory programs.
Shares of the Funds are issued on days on which the NYSE is open, which generally are weekdays other than national holidays.

If you are not purchasing through an omnibus or networked account, your order will be considered received when your check or other payment is received in good order. If you are purchasing through an omnibus or networked account, your order will be considered received when an authorized broker (or its authorized designee) receives the order. Good order means that your instructions and any required payment have been received by the transfer agent or an authorized broker (or its authorized designee) in the form required by the Funds, including the name of the Fund, the account number, the amount of the transaction, and all required signatures. Orders received by the transfer agent in good order before the close of trading on the NYSE (generally 4:00 pm Eastern time) will be processed at the NAV calculated that day. The Fund, its transfer agent, or any other authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserves the right to change or waive any good order requirement at any time.
Purchase Policies
Your payment must be in U.S. dollars drawn on a U.S. bank. Thrivent Mutual Funds does not accept cash, traveler’s checks, credit card courtesy checks or most third-party and starter checks. If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, the Funds may consider the request not in good order and the Fund may require you to resubmit the request once the shares have cleared.
The Funds or the principal underwriter reserve the right to suspend the offering of shares for a period of time and the right to reject any specific purchase of shares.
Initial Purchases
You may purchase initial shares in any of the following ways:
•	Through a financial representative;
•	By mail;
•	By telephone;
•	By the Internet; or
•	By wire/ACH transfer.
During periods of extreme volume caused by dramatic economic or stock market changes or due to unforeseen technology issues, it is possible that shareholders may have difficulty reaching the Interaction Center by phone or Internet for short periods of time.
Initial Purchases by Mail
(See Address under “HOW TO CONTACT US.”)
To buy shares of the Funds by mail:
•	Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
•	Make your check payable to the Fund you are buying. If more than one Fund, make your check payable to “Thrivent Mutual Funds.”
Initial Purchases by Telephone
To buy initial shares of the Funds by telephone, please note the following:
•	Complete all of the bank information required on the application so that you may call the Fund to withdraw money from your bank checking or savings account to make your investment.
•	This privilege may not be available on certain accounts.
Initial Purchases by Internet
To buy initial shares of the Funds by the Internet, please note the following:
•	Complete your application on-line, or complete your application and mail your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
•	Complete all of the bank information required on the application so that you may contact the Fund to withdraw money from your bank checking or savings account to make your investment.
•	A User ID and Password is required prior to authorizing such transactions.
•	This privilege may not be available on certain accounts.
Initial Purchases by Wire Transfer
To buy initial shares of the Funds by wire transfer, please note the following:
•	Your bank must be a member of, or have a corresponding relationship with a member of, or use the Federal Reserve System.
•	Complete and mail your new account application for each account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
•	Instruct your bank to wire transfer the funds. (See Wire Transfer Instructions under “HOW TO CONTACT US.”)
•	Thrivent Mutual Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire transfer system, or from incomplete wiring instructions.
Purchases by Employer Sponsored Qualified Plans and IRAs or Other Tax-Deferred Plans
For SEP and SIMPLE plans, while there is no required minimum investment amount for purchases, we reserve the right to limit purchases to a single Fund until a minimum investment of $1,000 is achieved. In addition, the required minimum investment on a purchase for IRAs or other Tax-Deferred Plans, as disclosed above in “Required Minimum Investments,” may be waived.
Additional Purchases
You may purchase additional shares in any of the following ways:

•	Through a financial representative;
•	By mail;
•	By telephone;
•	By the Internet;
•	By wire/ACH transfer; or
•	Through an Automatic Investment Plan.
During periods of extreme volume caused by dramatic economic or stock market changes or due to unforeseen technology issues, it is possible that shareholders may have difficulty reaching the Interaction Center by phone or Internet for short periods of time.
Additional Purchases by Mail
(See Address under “HOW TO CONTACT US.”)
To make additional purchases by mail, make your check payable to the specific Fund in which you are investing. If more than one Fund, make your check payable to Thrivent Mutual Funds. Please indicate your Fund account number on the face of your check. If you have more than one account, always verify that you are investing in the proper account. This will help ensure the proper handling of the transaction.
Additional Purchases by Telephone
Before you can buy additional shares by telephone, you may be required to select the Request for Telephone Purchase option on the application, or subsequently in writing, and submit additional documents. Once you have requested that this option be set up on your account, you can call the Interaction Center at 800-847-4836 and the Fund will withdraw money from your bank checking or savings account to make your investment.
The Funds have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information and supplying transaction verification information. Please note, however, that the Funds will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. If an account has multiple owners, the Funds may rely on the instructions of any one account owner. This privilege may not be available on certain accounts.
Additional Purchases by Internet
You may purchase additional shares within your Fund accounts over the Internet. A User ID and Password is required prior to authorizing transactions on your Fund accounts. This privilege may not be available on certain accounts.
Additional Purchases by Wire Transfer
You may make additional purchases in an existing Fund account by wire transfer. In order to buy shares of the Funds by wire transfer, your bank must be a member, or have a corresponding relationship with a member, of the Federal Reserve System. This privilege may not be available on certain accounts.
Instruct your bank to wire transfer the funds. (See Wire Transfer Instructions under “HOW TO CONTACT US.”)
Thrivent Mutual Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire transfer system, or from incomplete wiring instructions.
Automatic Investment Plans
The Funds offer several automatic investment plans to make periodic investing more convenient. Using the Funds’ automatic investment plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. Generally, when you dollar cost average, you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets.
For further information regarding any of the following automatic investment plans, contact your financial representative or the Interaction Center at 800-847-4836.
Automatic Purchase Plan
The Funds’ Automatic Purchase Plan allows you to make regular additional investments in an existing Fund account. Under this plan, the Funds will withdraw from an investor’s bank checking or savings account in the amount specified (subject to the required minimum investments) on specified dates. The proceeds will be invested in shares of the specified Fund at the applicable offering price determined on the date of the draw. To use this plan, you must authorize the plan on your application form, or subsequently in writing, and may be required to submit additional documents. This privilege may not be available on certain accounts.
Automatic Payroll Deduction Savings and Investment Plan
The payroll deduction savings and investment plan allows employees, Social Security recipients, federal employees and military personnel to invest in the Funds through direct deduction from their paychecks or commission checks. For information about how to instruct another institution to send payroll deduction amounts to your mutual fund account, contact the Interaction Center at 800-847-4836.
Retirement Plans
Certain types of individual and employer-sponsored retirement plans may be established with assets invested in Thrivent Mutual Funds. These accounts may offer you tax advantages. You should consult your attorney and/or tax advisor before you establish a retirement plan. Additional fees may apply to some retirement accounts. Please review plan documents and/or custodial account agreements for more information. Your financial representative can provide you with the materials, documents and forms you need for establishing your retirement plan. Please note, however, that each Fund reserves the right to not make its shares available to certain retirement plan accounts.

Redeeming Shares
When the transfer agent or an authorized broker (or its authorized designee) receives your redemption request in good order, the Fund will redeem available shares at the next calculation of the Fund’s NAV. Orders received by the transfer agent or an authorized broker (or its authorized designee) in good order before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the NAV calculated that day.
The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the SEC or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the SEC, as a result of which disposal of portfolio securities or determination of the net asset value of the Funds is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, a Fund may delay paying the redemption proceeds until your payment has cleared, which could take up to 10 days or more from the date of purchase. You may also be required to submit additional paperwork to redeem shares for which payment has not yet cleared.
If an account has multiple owners, the Fund may rely on the instructions of any one account owner to redeem shares. If shares are held in the name of certain types of accounts such as a corporation, trust, estate, custodianship, guardianship, or partnership, additional documentation may be necessary.
You must have a Medallion Signature Guarantee if you want to sell shares with a value of $500,000 or more. A Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You endorse the applicable form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may generally be obtained at any national bank or brokerage firm. We may waive the Medallion Signature Guarantee requirement in limited instances. The Funds do not accept Medallion Signature Guarantees by fax.
A written redemption request between $100,000 and $499,999.99 requires one of the following three procedures:
•	Your notarized signature;
•	An attestation of your signature by a financial representative; or
•	A Medallion Signature Guarantee.
We may waive these requirements in limited instances. One of these three procedures would also be required for:
•	Requests to send redemption proceeds to an address other than the one listed on the account;
•	Requests to wire funds or directly deposit funds to a bank
account with a bank name registration different than the bank name of the account;
•	Requests to make redemption proceeds payable to someone other than the current owner; and
•	Requests to sell shares if there has been a change of address on the account within the preceding 15 days.
If you have any questions regarding the foregoing, please contact your financial representative or the Interaction Center at 800-847-4836.
Please note that an additional fee of $12.50 will be assessed for a redemption delivered by weekday overnight mail and a fee of $20 will be assessed for a redemption delivered by overnight mail for Saturday delivery. In addition, if you request a redemption by wire transfer, a fee of up to $50 may be assessed. These fees will be satisfied by the redemption of account shares.
A Fund will mail payment proceeds within seven days following receipt of all required documents. A mailing may be delayed if the Fund is waiting for your purchase to clear.
During periods of extreme volume caused by dramatic economic or stock market changes or due to unforeseen technology issues, it is possible that shareholders may have difficulty reaching the Interaction Center by phone or Internet for short periods of time.
You may redeem shares in any of the following ways:
•	Through a financial representative;
•	By mail or fax;
•	By telephone;
•	By the Internet;
•	By wire/ACH transfer; or
•	Through the Automatic Redemption Plan.
Redemptions from certain accounts may be subject to additional plan provisions.
Redemptions by Mail or Fax
(See Address under “HOW TO CONTACT US.”)
Complete a Thrivent redemption form. You may obtain this form by contacting your financial representative or the Interaction Center or by downloading the form on ThriventFunds.com. As an alternative, you may prepare a written request including the following information:
•	Name(s) of the account owner(s);
•	Your account number;
•	The name of the Fund(s) whose shares are being redeemed;
•	Dollar amount or number of shares you wish to redeem; and
•	Signature of authorized signer(s).
Redemptions by Telephone
The privilege to redeem shares by telephone is automatically extended to most shareholder accounts, unless the option is specifically declined on your application. Certain accounts are not extended this privilege. If you do not want the telephone redemption option, please call the Interaction Center at 800-847-4836. By accepting this privilege, you assume some risks for unauthorized transactions.

Telephone redemption checks will be issued to the same payee(s) as the account registration and sent to the address of record.
Telephone redemptions are not allowed if, among other things:
•	You have not expressly selected the option to permit telephone or Internet redemptions;
•	There has been a change of address in the preceding 15 days; or
•	The request is for $500,000 or more.
Redemptions by Internet
To redeem shares from your accounts over the Internet, a User ID and Password is required prior to authorizing transactions on your Fund accounts. This privilege may not be available on certain accounts.
Internet redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record.
Internet redemptions are not allowed if, among other examples:
•	You have not expressly selected the option to permit telephone or Internet redemptions;
•	There has been a change of address in the preceding 15 days; or
•	The request is for $500,000 or more.
Redemptions by Wire Transfer
To redeem shares by wire transfer, your bank must be a member, or have a corresponding relationship with a member, of the Federal Reserve System. A fee of up to $50 may be assessed for redemptions by wire. Other restrictions may apply if Thrivent Mutual Funds does not already have information related to your bank account. This privilege may not be available on certain accounts.
Automatic Redemption Plan
The Automatic Redemption Plan allows you to have money automatically withdrawn from your Fund account(s) on a regular basis. The plan allows you to receive funds or direct payments at regular intervals. The following rules and/or guidelines apply:
•	You need a minimum of $5,000 in your account to start the plan.
•	To stop or change your plan, please notify Thrivent Mutual Funds 10 days prior to the next withdrawal.
•	This privilege may not be available on certain accounts.
Exchanging Shares Between Funds
You may exchange some or all of your shares of one Fund for shares of the same class of any of the other Funds. You may make exchanges by using the options described in this section or by using the automatic exchange plan, which allows you to make exchanges on a regular basis. All exchanges will be based on the NAV of the shares you are exchanging and acquiring and will be subject to the minimum investment requirements. All exchanges will be based on the NAV of shares you are exchanging and acquiring and will be subject to the minimum investment requirements.
The Funds reserve the right to terminate the exchange privilege of any shareholder who is believed to be engaging in abusive trading activity, as discussed in “Abusive Trading Policy and Monitoring Process.” Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds’ Trustees determine that continuing the privilege may be detrimental to shareholders. If the exchange policies are materially modified or terminated, the Fund will give you at least 60 days’ prior notice.
You may receive more information about making exchanges between Funds by contacting your financial representative or the Interaction Center. Orders received by the transfer agent or an authorized broker (or its authorized designee) in good order before the close of trading on the NYSE (generally 4:00p.m. Eastern time) will be processed at the NAV calculated that day.
During periods of extreme volume caused by dramatic economic or stock market changes or due to unforeseen technology issues, shareholders may have difficulty reaching the Interaction Center by phone or Internet for short periods of time.
You may exchange funds in any of the following ways:
•	Through a financial representative;
•	By mail or fax;
•	By telephone;
•	By the Internet; or
•	By the Automatic Exchange Plan.
Exchanges by Mail or Fax
Complete a Thrivent exchange form. You may obtain this form by contacting your financial representative or the Interaction Center. As an alternative, you may prepare a written request including the following information:
•	Name(s) of the account owner(s);
•	Your Fund(s) and account number(s);
•	Dollar or share amount you wish to exchange;
•	The name of the Fund(s) and account number(s) you are exchanging into; and
•	Signatures of all account owners.
Exchanges by Telephone
The privilege to exchange shares by telephone is automatically extended to most accounts, unless the option is specifically declined on your application. This privilege may not be available on certain accounts. If you do not want the telephone exchange option, please call the Interaction Center at 800-847-4836. By accepting this privilege, you assume some risks for unauthorized transactions.
Exchanges by the Internet
To exchange shares within your Fund accounts over the Internet, a User ID and Password is required prior to authorizing an exchange on your Fund accounts. This privilege may not be available on certain accounts.

Automatic Exchange Plans
The Automatic Exchange Plan allows you to exchange shares on a regular basis. The plan allows you to exchange funds at regular intervals, on dates you select, between the different funds of the Thrivent Mutual Funds. To start the plan, you will, in most cases, be required to complete paperwork.
To stop or change your plan, notify Thrivent Mutual Funds at least 10 days prior to the next exchange date.
For further instructions on how to start, stop, or make changes to the plan, call the Interaction Center at 800-847-4836, or notify the Fund in writing.
Transaction Confirmations
Typically, you will receive written confirmation of your transaction within five business days following the date of your transaction. You will receive confirmation of certain purchases and sales at least quarterly, including purchases under an automatic investment plan, purchases under an automatic exchange election, purchases of shares from reinvested dividends and/or capital gains, and automatic redemptions. You also can check your account activity at any time on ThriventFunds.com.
Accounts with Low Balances
Due to the high cost to shareholders of maintaining accounts with low balances, a Fund may, by redeeming account shares, charge an annual fee of $12 (a “small account/low balance fee”) if the value of shares in the account falls below the required minimum investment amount shown in the “Buying Shares” section of this prospectus. The small account/low balance fee may be waived for certain accounts (e.g. certain retirement plans and investors in certain fee-based investment advisory programs). Small account/low balance fees will be automatically deducted from your account once each year. Alternatively, your account could be closed (rather than assessing an annual small account/low balance fee) by redeeming the shares in your account. Before your account is closed, however, you will be notified in writing and allowed 60 days to purchase additional shares. If additional shares are not purchased, any such close-out redemption may be at a time that is not favorable to you.
Frequent Trading Policies and Monitoring Processes
Because short-term or excessive trading in Fund shares may disrupt management of a Fund and increase Fund expenses, the Funds place certain limits on frequent trading in the Funds. Except with respect to systematic purchases and redemptions, transactions solely in your Thrivent Money Market Fund, omnibus accounts and other specifically approved accounts, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Board of Trustees of the Funds has adopted the policy set forth below to deter frequent trading activity.
Several different tactics are used to reduce the frequency and effect that frequent trading can have on the Funds. The Funds may use a combination of monitoring shareholder activity and restricting shareholder transactions on certain accounts to combat such trading practices. The Funds’ use of effective fair value pricing procedures also reduces the opportunities for short term traders, especially for the Funds with securities that pose more frequent pricing challenges, such as international securities, high yield securities, and other securities whose market prices may not accurately reflect their fair value (see “Pricing Funds’ Shares”).
When monitoring shareholder activity, the Funds may consider several factors to evaluate shareholder activity including, but not limited to, the amount and frequency of transactions, the amount of time between purchases and redemptions (including exchanges), trading patterns, and total assets in the Funds that are purchased and redeemed. In making this evaluation, the Funds may consider trading in multiple accounts under common ownership or control. The Funds reserve the right, in their sole discretion, to consider other relevant factors when monitoring shareholder activity.
If a shareholder is believed to be engaging in frequent trading activity, the Funds may request the shareholder to cease such activity, restrict the frequency and number of exchanges allowed on an account, or take other action as the Funds deem necessary to limit or restrict the account privileges to the shareholder. The Funds may also reject or cancel any purchase request, including the purchase side of an exchange, without notice for any reason. If it becomes necessary to cancel a transaction of a shareholder whose account has been restricted, the Funds will promptly reverse the exchange or (if the purchase request is not associated with an exchange) refund the full purchase price to the shareholder.
Although the Funds seek to deter frequent trading practices, there are no guarantees that all activity can be detected or prevented. Shareholders engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Omnibus accounts like those maintained by brokers and retirement plans aggregate purchases and redemptions for multiple investors whose identities may not be known to the Funds. The Funds monitor aggregate trading activity of the omnibus accounts, and if suspicious activity is detected, the Funds will contact the intermediary associated with the account to determine if short-term or excessive trading has occurred. If the Funds believe that its frequent trading policy has been violated, it will ask the intermediary to impose restrictions on excessive trades. However, the financial intermediary associated with the omnibus account may be limited in its ability to restrict trading practices of its clients.
In addition, transactions by certain institutional accounts, asset allocation programs and Funds in other Funds may be exempt from the policies discussed above, subject to approval by designated persons at Thrivent Financial. The Statement of Additional Information includes a description of arrangements permitting frequent purchases and redemptions of Fund shares.

Disclosure of Fund Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Statement of Additional Information for the Funds and at ThriventFunds.com.
Standing Allocation Order
The Thrivent Asset Allocation Funds purchase and redeem shares of the other Funds (the “Underlying Funds”) each business day pursuant to a standing allocation order (the “Allocation Order”). The Allocation Order provides daily instructions for how a purchase or redemption order by a Thrivent Asset Allocation Fund should be allocated among the Underlying Funds. Each day, pursuant to the Allocation Order, a Thrivent Asset Allocation Fund will purchase or redeem shares of the relevant Underlying Funds at the NAV for the Underlying Fund calculated that day. Any modification to the daily instruction provided by the Allocation Order must be before the close of trading on the NYSE.
Payments by the Investment Adviser and Principal Underwriter
Thrivent Asset Mgt. has entered into an agreement with the Funds’ principal underwriter, Thrivent Distributors, pursuant to which Thrivent Asset Mgt. pays (from its own resources, not the resources of the Funds) Thrivent Distributors for services relating to the promotion, offering, marketing or distribution of the Funds and/or retention of assets maintained in the Funds. In addition, Thrivent Asset Mgt. and Thrivent Distributors may make payments, out of their own resources, to financial intermediaries that sell shares of the Funds in order to promote the distribution and retention of Fund shares. The payments are typically based on cumulative shares purchased by financial intermediaries’ clients and may vary by share class and other factors. These payments may create an incentive for the financial intermediary or its financial representatives to recommend or offer shares of the Funds to you. The aforementioned arrangements are sometimes referred to as “revenue sharing.”

Distributions

Dividends
Dividends of the Funds, if any, are generally declared and paid as follows:
Declared Daily and Paid Monthly	• Thrivent Government Bond Fund
• Thrivent High Yield Fund
• Thrivent Income Fund
• Thrivent Limited Maturity Bond Fund
• Thrivent Money Market Fund
• Thrivent Municipal Bond Fund
• Thrivent Opportunity Income Plus Fund
Declared and Paid Monthly	• Thrivent Diversified Income Plus Fund • Thrivent Multidimensional Income Fund • Thrivent High Income Municipal Bond Fund
Declared and Paid Quarterly	• Thrivent Balanced Income Plus Fund • Thrivent Growth and Income Plus Fund • Thrivent Moderate Allocation Fund • Thrivent Moderately Conservative Allocation Fund
Declared and Paid Annually	• Thrivent Aggressive Allocation Fund
• Thrivent Large Cap Growth Fund
• Thrivent Large Cap Stock Fund
• Thrivent Large Cap Value Fund
• Thrivent Low Volatility Equity Fund
• Thrivent Mid Cap Stock Fund
• Thrivent Moderately Aggressive Allocation Fund
• Thrivent Partner Emerging Markets Equity Fund
• Thrivent Partner Worldwide Allocation Fund
• Thrivent Small Cap Growth Fund
• Thrivent Small Cap Stock Fund
Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by the Fund.
Capital Gains
Capital gains distributions, if any, usually will be declared and paid in December for the prior twelve-month period ending October 31, except for Thrivent Growth and Income Plus Fund, Thrivent Diversified Income Plus Fund, and Thrivent Multidimensional Income Fund, which are for the prior twelve-month period ending December 31.
Distribution Options
When completing your application, you may select one of the following options for dividends and capital gains distributions. Notify your Fund of a change in your distribution option 10 days before the record date of the dividend or distribution.
•	Full Reinvestment. Distributions from a Fund will be reinvested in additional shares of the same class of that Fund. This option will be selected automatically unless one of the other options is specified.
•	Full Reinvestment in a Different Fund. You may also choose to have your distributions reinvested into an existing account of the same class of another Fund within the Thrivent Mutual Funds.
•	Part Cash and Part Reinvestment. You may request to have part of your distributions paid in cash and part of your distributions reinvested in additional shares of the same class of the Fund.
•	All Cash. Distributions will be paid in cash. You may choose to send your distributions directly to your bank account or request to have a check sent to you.
The Funds reserve the right to automatically reinvest any distributions into your account that are less than $10.
Distributions paid in shares will be credited to your account at the next determined NAV per share.

Taxes

General
The Funds intend to make distributions that may be taxed as ordinary income or capital gains. In general, any net investment income and short-term capital gain distributions you receive from a Fund are taxable as ordinary income. To the extent a Fund receives and distributes qualified dividend income, you may be eligible for a tax rate lower than that on other ordinary income distributions. Distributions of other net capital gains by the Fund are generally taxable as capital gains—in most cases, at different rates from those that apply to ordinary income. In addition, there is a possibility that some of the distributions of Thrivent Growth and Income Plus Fund, Thrivent Diversified Income Plus Fund, and Thrivent Multidimensional Income Fund may be classified as return of capital.
The tax you pay on a given capital gains distribution generally depends on how long a Fund has held the Fund securities it sold. It does not depend on how long you have owned your Fund shares or whether you reinvest your distributions or take them in cash.
Every year, the Funds will send you a statement detailing the tax status of all your distributions for the previous year. The tax statement for all Funds except Thrivent Growth and Income Plus Fund, Thrivent Diversified Income Plus Fund, and Thrivent Multidimensional Income Fund will be mailed in January. The REIT investments of Thrivent Growth and Income Plus Fund, Thrivent Diversified Income Plus Fund, and Thrivent Multidimensional Income Fund do not provide complete tax information until after the calendar year-end. Consequently, Thrivent Growth and Income Plus Fund, Thrivent Diversified Income Plus Fund, and Thrivent Multidimensional Income Fund expect to send your tax statement in late February.
The sale of shares in your account may produce a gain or loss, which may be a taxable event. For tax purposes, an exchange between Funds is the same as a sale.
For Fund shares purchased on or after January 1, 2012 through 1099-B reportable accounts (“covered shares”), the Fund (other than the Money Market Fund) tracks the cost basis of these shares pursuant to your cost basis election (e.g., average cost; last-in, first-out (LIFO)). In the event that you do not elect a particular method, the average cost method will be used on your covered shares. When you redeem your covered shares, the Fund will provide you with a tax statement indicating your capital gains or losses, if any, on the redemption of covered shares during the applicable tax period and will also report this information to the Internal Revenue Service. You are required to use this provided information when filling out your Federal tax return. For more information about the Funds’ practices regarding cost basis, please visit ThriventFunds.com.
Retirement Plans
Pre-tax contributions to traditional/SEP/SIMPLE IRAs, 403(b) plans, and tax-qualified retirement plans are taxable upon withdrawal. Investment earnings inside traditional/SEP/SIMPLE
IRAs, 403(b) plans, and tax-qualified retirement plans accumulate on a tax-deferred basis and are taxable upon withdrawal. The investment earnings portion of any “non-qualified” Roth IRA withdrawal is also taxable upon withdrawal. If you have any questions regarding your tax status, please consult with a tax professional.
Back-up Withholding
By law, the Funds must withhold 28% of your distributions and proceeds as a prepayment of federal income tax if you have not provided complete, correct taxpayer information. In addition, to the extent that a Fund invests less than 50% of its total assets in municipal bonds, income generated from those bonds and distributed to Fund shareholders would generally be subject to federal income tax.
Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund
Foreign investments pose special tax issues for these Funds and their shareholders. For example, certain gains and losses from currency fluctuations may be taxable as ordinary income. Also, certain foreign countries withhold taxes on some interest and dividends that otherwise would be payable to these Funds. If the amount withheld is material, these Funds may elect to pass through a credit to shareholders.
Thrivent High Income Municipal Bond Fund and Thrivent Municipal Bond Fund
Dividend distributions from these Funds, when not held in an IRA, 403(b) plan, or tax-qualified retirement plan, are generally exempt from federal income tax. These Funds may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax or securities that are subject to the alternative minimum tax. In addition, income of these Funds that is exempt from federal income tax may be subject to state and local income tax. Any capital gains distributed by these Funds will be subject to federal and state taxes.
When held in an IRA, 403(b) plan, or tax-qualified retirement plan, these Funds are treated like any other IRA, 403(b) plan, or tax-qualified retirement plan investment—accumulating on a tax-deferred basis and taxable upon withdrawal. By electing to invest your IRA, 403(b) plan, or tax-qualified retirement plan in these Funds, you are not able to take advantage of the federal tax exemption on any earnings (dividends and capital gains) upon withdrawal. Dividends and capital gains distributions from these Funds, when held in an IRA, 403(b) plan, or tax-qualified retirement plan, are reported as taxable income when received. Please consult with your tax professional for more information.

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Financial Highlights

The financial highlights tables for each of the Funds are intended to help you understand the Funds’ financial performance for the past five complete fiscal years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _________________________, an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Annual Reports to Shareholders for the fiscal year ended October 31, 2016 (for all Funds except Thrivent Diversified Income Plus Fund and Thrivent Growth and Income Plus Fund, whose reports, along with the Funds’ financial statements, are included in the Annual Report to Shareholders for the fiscal year ended December 31, 2016), which are available upon request. The financial highlights should be read in conjunction with the financial statements and notes thereto.

Thrivent Mutual Funds
Financial Highlights
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class S Shares
Year Ended 10/31/2016	$14.19	$ 0.10	$ 0.11	$ 0.21	$(0.09)	$(1.06)
Year Ended 10/31/2015	14.90	0.09	0.35	0.44	(0.13)	(1.02)
Year Ended 10/31/2014	14.27	0.10	1.23	1.33	(0.16)	(0.54)
Year Ended 10/31/2013	11.64	0.12	2.75	2.87	(0.14)	(0.10)
Year Ended 10/31/2012	10.78	0.09	0.86	0.95	(0.09)	—
MODERATELY AGGRESSIVE ALLOCATION FUND
Class S Shares
Year Ended 10/31/2016	13.86	0.14	0.18	0.32	(0.14)	(0.81)
Year Ended 10/31/2015	14.29	0.16	0.21	0.37	(0.20)	(0.60)
Year Ended 10/31/2014	13.79	0.17	0.98	1.15	(0.20)	(0.45)
Year Ended 10/31/2013	11.73	0.20	2.17	2.37	(0.22)	(0.09)
Year Ended 10/31/2012	10.92	0.16	0.83	0.99	(0.18)	—
MODERATE ALLOCATION FUND
Class S Shares
Year Ended 10/31/2016	12.94	0.19	0.20	0.39	(0.19)	(0.59)
Year Ended 10/31/2015	13.29	0.21	0.08	0.29	(0.22)	(0.42)
Year Ended 10/31/2014	12.91	0.21	0.73	0.94	(0.24)	(0.32)
Year Ended 10/31/2013	11.57	0.22	1.49	1.71	(0.23)	(0.14)
Year Ended 10/31/2012	10.82	0.20	0.77	0.97	(0.21)	(0.01)
MODERATELY CONSERVATIVE ALLOCATION FUND
Class S Shares
Year Ended 10/31/2016	11.91	0.22	0.24	0.46	(0.22)	(0.33)
Year Ended 10/31/2015	12.22	0.23	(0.04)	0.19	(0.24)	(0.26)
Year Ended 10/31/2014	12.01	0.24	0.48	0.72	(0.25)	(0.26)
Year Ended 10/31/2013	11.37	0.23	0.83	1.06	(0.23)	(0.19)
Year Ended 10/31/2012	10.78	0.22	0.65	0.87	(0.22)	(0.06)
GROWTH AND INCOME PLUS FUND
Class S Shares
Year Ended 12/31/2016	9.56	(0.02)	0.65	0.63	(0.21)	—
Year Ended 12/31/2015	10.05	0.26	(0.33)	(0.07)	(0.23)	(0.18)
Year Ended 12/31/2014	10.39	0.29	(0.05)	0.24	(0.23)	(0.35)
Year Ended 12/31/2013	9.60	0.44	1.61	2.05	(0.23)	(1.03)
Year Ended 10/31/2012	8.71	0.24	0.88	1.12	(0.23)	—
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Mutual Funds
Financial Highlights  –  continued
		RATIOS / SUPPLEMENTAL DATA
					Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$ —	$(1.15)	$13.25	1.76%	$140.9	0.56%	0.86%	0.83%	0.59%	58% (c)
—	(1.15)	14.19	3.21%	120.3	0.49%	0.65%	0.54%	0.61%	51%
—	(0.70)	14.90	9.73%	112.3	0.41%	0.70%	0.41%	0.70%	51%
—	(0.24)	14.27	25.11%	94.6	0.40%	0.96%	0.40%	0.96%	44%
—	(0.09)	11.64	8.94%	81.2	0.42%	0.73%	0.42%	0.73%	66%

—	(0.95)	13.23	2.66%	191.0	0.49%	1.28%	0.77%	1.00%	94% (c)
—	(0.80)	13.86	2.75%	125.5	0.42%	1.19%	0.47%	1.14%	66%
—	(0.65)	14.29	8.73%	120.3	0.39%	1.22%	0.39%	1.22%	61%
—	(0.31)	13.79	20.66%	107.5	0.35%	1.50%	0.35%	1.50%	51%
—	(0.18)	11.73	9.29%	90.2	0.37%	1.39%	0.37%	1.39%	78%

—	(0.78)	12.55	3.31%	179.0	0.49%	1.56%	0.71%	1.35%	147% (c)
—	(0.64)	12.94	2.36%	108.3	0.41%	1.60%	0.46%	1.55%	107%
—	(0.56)	13.29	7.56%	89.0	0.38%	1.62%	0.38%	1.62%	73%
—	(0.37)	12.91	15.18%	75.2	0.35%	1.83%	0.35%	1.83%	85%
—	(0.22)	11.57	9.05%	66.0	0.35%	1.83%	0.35%	1.83%	94%

—	(0.55)	11.82	4.05%	69.4	0.53%	1.95%	0.69%	1.80%	196% (c)
—	(0.50)	11.91	1.66%	37.5	0.46%	1.87%	0.49%	1.84%	187%
—	(0.51)	12.22	6.20%	32.3	0.44%	1.97%	0.44%	1.97%	140%
—	(0.42)	12.01	9.62%	31.7	0.41%	2.01%	0.41%	2.01%	166%
—	(0.28)	11.37	8.26%	28.0	0.41%	2.03%	0.41%	2.03%	145%

(0.01)	(0.22)	9.97	6.67%	5.9	0.80%	2.19%	1.23%	1.76%	114%
(0.01)	(0.42)	9.56	(0.77)%	1.5	0.80%	2.26%	1.13%	1.93%	181%
—	(0.58)	10.05	2.34%	1.8	0.80%	2.24%	1.12%	1.92%	167%
—	(1.26)	10.39	21.56%	2.3	0.80%	2.02%	0.92%	1.90%	162%
—	(0.23)	9.60	12.97%	35.3	0.80%	2.52%	0.94%	2.38%	164%
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)
Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Aggressive Allocation Fund was 57%, for Moderately Aggressive Allocation Fund was 90%, for Moderate Allocation Fund was 138%, and for Moderately Conservative Allocation Fund was 181%.
**
Computed on an annualized basis for periods less than one year.

Thrivent Mutual Funds
Financial Highlights  –  continued
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED INCOME PLUS FUND
Class S Shares
Year Ended 10/31/2016	$12.77	$0.34	$ 0.04	$ 0.38	$(0.33)	$(0.62)
Year Ended 10/31/2015	13.40	0.36	(0.03)	0.33	(0.35)	(0.61)
Year Ended 10/31/2014	14.19	0.30	0.70	1.00	(0.27)	(1.52)
Year Ended 10/31/2013	12.61	0.20	2.24	2.44	(0.20)	(0.66)
Year Ended 10/31/2012	12.09	0.19	0.82	1.01	(0.18)	(0.31)
DIVERSIFIED INCOME PLUS FUND
Class S Shares
Year Ended 12/31/2016	6.74	0.24	0.22	0.46	(0.26)	—
Year Ended 12/31/2015	7.04	0.25	(0.26)	(0.01)	(0.26)	(0.03)
Year Ended 12/31/2014	7.19	0.26	0.02	0.28	(0.25)	(0.18)
Year Ended 12/31/2013	6.77	0.26	0.46	0.72	(0.26)	(0.04)
Year Ended 12/31/2012	6.19	0.30	0.57	0.87	(0.29)	—
OPPORTUNITY INCOME PLUS FUND
Class S Shares
Year Ended 10/31/2016	10.05	0.39	0.18	0.57	(0.39)	—
Year Ended 10/31/2015	10.38	0.40	(0.33)	0.07	(0.40)	—
Year Ended 10/31/2014	10.32	0.39	0.05	0.44	(0.38)	—
Year Ended 10/31/2013	10.71	0.29	(0.40)	(0.11)	(0.28)	—
Year Ended 10/31/2012	10.19	0.30	0.51	0.81	(0.29)	—
PARTNER EMERGING MARKETS EQUITY FUND
Class S Shares
Year Ended 10/31/2016	7.63	0.03	0.84	0.87	(0.11)	—
Year Ended 10/31/2015	9.47	0.12	(1.75)	(1.63)	(0.21)	—
Year Ended 10/31/2014	10.55	0.23	(1.16)	(0.93)	(0.15)	—
Year Ended 10/31/2013	10.27	0.12	0.26	0.38	—	(0.10)
Year Ended 10/31/2012(d)	10.00	0.02	0.25	0.27	—	—
SMALL CAP STOCK FUND
Class S Shares
Year Ended 10/31/2016	21.10	0.01	1.15	1.16	(0.04)	(1.54)
Year Ended 10/31/2015	22.92	0.01	0.36	0.37	—	(2.19)
Year Ended 10/31/2014	20.98	0.05	2.04	2.09	—	(0.15)
Year Ended 10/31/2013	16.09	0.09	4.80	4.89	—	—
Year Ended 10/31/2012	14.96	0.05	1.08	1.13	—	—
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(d)
Since fund inception, August 31, 2012.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Mutual Funds
Financial Highlights  –  continued
	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.95)	$12.20	3.30%	$ 65.6	0.70%	2.88%	0.70%	2.88%	125% (c)
(0.96)	12.77	2.58%	54.4	0.67%	2.77%	0.67%	2.77%	148%
(1.79)	13.40	7.95%	54.9	0.66%	2.24%	0.66%	2.24%	124%
(0.86)	14.19	20.49%	54.7	0.66%	1.52%	0.67%	1.51%	236%
(0.49)	12.61	8.72%	49.9	0.66%	1.52%	0.67%	1.51%	197%

(0.26)	6.94	6.91%	158.2	0.70%	3.51%	0.70%	3.51%	91%
(0.29)	6.74	(0.19)%	108.3	0.69%	3.56%	0.69%	3.56%	108%
(0.43)	7.04	3.90%	116.2	0.69%	3.60%	0.69%	3.60%	137%
(0.30)	7.19	10.70%	107.5	0.70%	3.66%	0.70%	3.66%	155%
(0.29)	6.77	14.23%	54.2	0.72%	4.47%	0.72%	4.47%	153%

(0.39)	10.23	5.84%	178.2	0.66%	3.88%	0.66%	3.88%	156% (c)
(0.40)	10.05	0.69%	142.0	0.63%	3.92%	0.63%	3.92%	165%
(0.38)	10.38	4.35%	113.1	0.64%	3.72%	0.64%	3.72%	169%
(0.28)	10.32	(1.04)%	24.8	0.53%	2.58%	0.55%	2.56%	387%
(0.29)	10.71	8.03%	37.0	0.53%	2.93%	0.54%	2.91%	355%

(0.11)	8.39	11.67%	1.0	1.32%	0.94%	3.56%	(1.30)%	11%
(0.21)	7.63	(17.53)%	0.3	1.32%	1.14%	3.05%	(0.58)%	117%
(0.15)	9.47	(8.90)%	0.6	1.32%	1.64%	2.90%	0.06%	69%
(0.10)	10.55	3.65%	1.0	1.32%	1.12%	3.14%	(0.70)%	103%
—	10.27	2.70%	1.0	1.32%	0.89%	2.75%	(0.54)%	33%

(1.58)	20.68	6.12%	115.1	0.80%	0.64%	0.80%	0.64%	58%
(2.19)	21.10	1.86%	100.4	0.75%	0.47%	0.75%	0.47%	70%
(0.15)	22.92	10.00%	90.8	0.75%	0.35%	0.75%	0.35%	56%
—	20.98	30.39%	80.2	0.76%	0.36%	0.76%	0.36%	66%
—	16.09	7.55%	63.4	0.77%	0.26%	0.77%	0.26%	91%
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)
Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Balanced Income Plus Fund was 120% and for Opportunity Income Plus Fund was 147%.
**
Computed on an annualized basis for periods less than one year.

Thrivent Mutual Funds
Financial Highlights  –  continued
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND
Class S Shares
Year Ended 10/31/2016	$23.69	$0.02	$ 2.79	$ 2.81	$(0.09)	$(2.41)
Year Ended 10/31/2015	25.54	0.47	0.45	0.92	(0.13)	(2.64)
Year Ended 10/31/2014	22.09	0.22	3.31	3.53	(0.08)	—
Year Ended 10/31/2013	16.63	0.10	5.43	5.53	(0.07)	—
Year Ended 10/31/2012	15.43	0.07	1.13	1.20	—	—
PARTNER WORLDWIDE ALLOCATION FUND
Class S Shares
Year Ended 10/31/2016	9.69	0.22	0.02	0.24	(0.22)	—
Year Ended 10/31/2015	10.11	0.20	(0.38)	(0.18)	(0.24)	—
Year Ended 10/31/2014	10.36	0.21	(0.25)	(0.04)	(0.21)	—
Year Ended 10/31/2013	8.79	0.19	1.59	1.78	(0.21)	—
Year Ended 10/31/2012	8.34	0.19	0.35	0.54	(0.09)	—
LARGE CAP GROWTH FUND
Class S Shares
Year Ended 10/31/2016	9.89	0.01	(0.41)	(0.40)	—	(0.50)
Year Ended 10/31/2015	8.96	—	1.07	1.07	—	(0.14)
Year Ended 10/31/2014	7.65	0.01	1.33	1.34	(0.03)	—
Year Ended 10/31/2013	5.91	0.04	1.74	1.78	(0.04)	—
Year Ended 10/31/2012	5.28	0.03	0.60	0.63	—	—
LARGE CAP VALUE FUND
Class S Shares
Year Ended 10/31/2016	20.14	0.32	0.46	0.78	(0.29)	(1.07)
Year Ended 10/31/2015	20.80	0.30	0.01	0.31	(0.27)	(0.70)
Year Ended 10/31/2014	18.73	0.29	2.03	2.32	(0.25)	—
Year Ended 10/31/2013	14.76	0.29	3.99	4.28	(0.31)	—
Year Ended 10/31/2012	13.04	0.27	1.70	1.97	(0.25)	—
LARGE CAP STOCK FUND
Class S Shares
Year Ended 10/31/2016	26.57	0.32	(0.62)	(0.30)	(0.35)	(0.91)
Year Ended 10/31/2015	27.99	0.39	0.86	1.25	(0.34)	(2.33)
Year Ended 10/31/2014	27.75	0.35	2.58	2.93	(0.21)	(2.48)
Year Ended 10/31/2013	23.82	0.30	5.27	5.57	(0.36)	(1.28)
Year Ended 10/31/2012	21.48	0.30	2.30	2.60	(0.26)	—
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Mutual Funds
Financial Highlights  –  continued
	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(2.50)	$24.00	13.36%	$337.7	0.72%	0.47%	0.72%	0.47%	22% (c)
(2.77)	23.69	4.05%	286.6	0.69%	0.51%	0.70%	0.50%	56%
(0.08)	25.54	16.01%	264.0	0.71%	0.70%	0.71%	0.70%	27%
(0.07)	22.09	33.41%	290.0	0.71%	0.50%	0.71%	0.50%	39%
—	16.63	7.78%	220.4	0.72%	0.38%	0.72%	0.38%	36%

(0.22)	9.71	2.60%	615.9	1.00%	2.24%	1.00%	2.24%	108% (c)
(0.24)	9.69	(1.77)%	640.3	0.98%	2.04%	0.99%	2.03%	68%
(0.21)	10.11	(0.40)%	651.9	0.97%	1.99%	0.99%	1.98%	77%
(0.21)	10.36	20.64%	671.5	0.98%	1.99%	0.98%	1.99%	74%
(0.09)	8.79	6.58%	544.6	0.98%	2.31%	0.98%	2.31%	57%

(0.50)	8.99	(4.26)%	510.1	0.82%	0.12%	0.82%	0.12%	68% (c)
(0.14)	9.89	12.12%	509.3	0.81%	0.03%	0.81%	0.03%	64%
(0.03)	8.96	17.53%	338.3	0.81%	0.14%	0.81%	0.14%	45%
(0.04)	7.65	30.30%	286.9	0.82%	0.52%	0.82%	0.52%	63%
—	5.91	11.94%	224.9	0.83%	0.57%	0.83%	0.57%	101%

(1.36)	19.56	4.29%	618.7	0.53%	1.73%	0.53%	1.73%	22%
(0.97)	20.14	1.55%	580.9	0.52%	1.50%	0.52%	1.50%	31%
(0.25)	20.80	12.47%	562.0	0.52%	1.42%	0.52%	1.42%	24%
(0.31)	18.73	29.57%	508.9	0.52%	1.72%	0.52%	1.72%	39%
(0.25)	14.76	15.37%	403.0	0.53%	1.92%	0.53%	1.92%	92%

(1.26)	25.01	(1.08)%	203.7	0.64%	1.42%	0.64%	1.42%	64% (c)
(2.67)	26.57	5.02%	187.8	0.61%	1.40%	0.61%	1.40%	52%
(2.69)	27.99	11.53%	174.2	0.61%	1.24%	0.61%	1.24%	65%
(1.64)	27.75	25.10%	192.8	0.61%	1.25%	0.61%	1.25%	66%
(0.26)	23.82	12.27%	170.3	0.62%	1.30%	0.62%	1.30%	124%
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)
Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for Mid Cap Stock Fund was 21%, for Partner Worldwide Allocation Fund was 107%, for Large Cap Growth Fund was 67% and for Large Cap Stock Fund was 62% .
**
Computed on an annualized basis for periods less than one year.

Thrivent Mutual Funds
Financial Highlights  –  continued
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
HIGH YIELD FUND
Class S Shares
Year Ended 10/31/2016	$ 4.74	$0.26	$ 0.03	$ 0.29	$(0.27)	$ —
Year Ended 10/31/2015	5.05	0.28	(0.31)	(0.03)	(0.28)	—
Year Ended 10/31/2014	5.10	0.30	(0.05)	0.25	(0.30)	—
Year Ended 10/31/2013	5.01	0.32	0.09	0.41	(0.32)	—
Year Ended 10/31/2012	4.72	0.35	0.29	0.64	(0.35)	—
INCOME FUND
Class S Shares
Year Ended 10/31/2016	9.00	0.32	0.29	0.61	(0.32)	(0.04)
Year Ended 10/31/2015	9.29	0.34	(0.26)	0.08	(0.33)	(0.04)
Year Ended 10/31/2014	9.08	0.35	0.21	0.56	(0.35)	—
Year Ended 10/31/2013	9.37	0.35	(0.30)	0.05	(0.34)	—
Year Ended 10/31/2012	8.76	0.37	0.60	0.97	(0.36)	—
MUNICIPAL BOND FUND
Class S Shares
Year Ended 10/31/2016	11.60	0.41	0.06	0.47	(0.42)	—
Year Ended 10/31/2015	11.68	0.43	(0.08)	0.35	(0.43)	—
Year Ended 10/31/2014	11.18	0.44	0.50	0.94	(0.44)	—
Year Ended 10/31/2013	11.93	0.45	(0.74)	(0.29)	(0.45)	(0.01)
Year Ended 10/31/2012	11.30	0.47	0.63	1.10	(0.47)	—
GOVERNMENT BOND FUND
Class S Shares
Year Ended 10/31/2016	10.12	0.12	0.22	0.34	(0.13)	(0.19)
Year Ended 10/31/2015	10.05	0.12	0.10	0.22	(0.12)	(0.03)
Year Ended 10/31/2014	10.02	0.14	0.14	0.28	(0.14)	(0.11)
Year Ended 10/31/2013	10.76	0.11	(0.34)	(0.23)	(0.11)	(0.40)
Year Ended 10/31/2012	10.69	0.14	0.32	0.46	(0.14)	(0.25)
LIMITED MATURITY BOND FUND
Class S Shares
Year Ended 10/31/2016	12.37	0.22	0.11	0.33	(0.22)	—
Year Ended 10/31/2015	12.44	0.20	(0.07)	0.13	(0.20)	—
Year Ended 10/31/2014	12.53	0.21	(0.02)	0.19	(0.21)	(0.07)
Year Ended 10/31/2013	12.62	0.18	(0.09)	0.09	(0.18)	—
Year Ended 10/31/2012	12.40	0.22	0.21	0.43	(0.21)	—
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Mutual Funds
Financial Highlights  –  continued
	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.27)	$ 4.76	6.34%	$232.2	0.55%	5.68%	0.55%	5.68%	43% (c)
(0.28)	4.74	(0.66)%	235.9	0.50%	5.69%	0.50%	5.69%	38%
(0.30)	5.05	5.05%	246.2	0.49%	5.90%	0.49%	5.90%	43%
(0.32)	5.10	8.42%	240.7	0.48%	6.36%	0.48%	6.36%	61%
(0.35)	5.01	14.12%	285.7	0.47%	7.30%	0.47%	7.30%	52%

(0.36)	9.25	6.97%	462.9	0.44%	3.53%	0.44%	3.53%	107% (c)
(0.37)	9.00	0.90%	429.9	0.41%	3.66%	0.41%	3.66%	92%
(0.35)	9.29	6.29%	438.1	0.40%	3.83%	0.40%	3.83%	97%
(0.34)	9.08	0.60%	403.3	0.40%	3.77%	0.40%	3.77%	121%
(0.36)	9.37	11.34%	456.1	0.39%	4.07%	0.39%	4.07%	117%

(0.42)	11.65	4.04%	193.0	0.49%	3.53%	0.49%	3.53%	10%
(0.43)	11.60	3.01%	108.5	0.48%	3.68%	0.48%	3.68%	8%
(0.44)	11.68	8.61%	97.2	0.49%	3.90%	0.49%	3.90%	8%
(0.46)	11.18	(2.51)%	91.8	0.49%	3.91%	0.49%	3.91%	24%
(0.47)	11.93	9.89%	102.5	0.49%	4.02%	0.49%	4.02%	13%

(0.32)	10.14	3.41%	46.9	0.81%	1.22%	0.81%	1.22%	152% (c)
(0.15)	10.12	2.17%	73.9	0.57%	1.18%	0.57%	1.18%	145%
(0.25)	10.05	2.90%	88.7	0.57%	1.41%	0.57%	1.41%	130%
(0.51)	10.02	(2.18)%	95.1	0.57%	1.06%	0.57%	1.06%	184%
(0.39)	10.76	4.44%	98.0	0.55%	1.38%	0.55%	1.38%	191%

(0.22)	12.48	2.72%	441.0	0.41%	1.80%	0.41%	1.80%	83% (c)
(0.20)	12.37	1.05%	356.4	0.38%	1.62%	0.38%	1.62%	89%
(0.28)	12.44	1.52%	467.3	0.37%	1.69%	0.37%	1.69%	102%
(0.18)	12.53	0.70%	448.1	0.37%	1.44%	0.37%	1.44%	121%
(0.21)	12.62	3.52%	472.6	0.36%	1.77%	0.36%	1.77%	113%
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)
Management identified an error in the calculation of the 10/31/2016 Portfolio Turnover Rates. The market value of a short term security was incorrectly included in the calculation. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. Management determined that a revision of the 10/31/2016 Portfolio Turnover Rates was appropriate and the revisions are reflected in the Financial Highlights. The previously stated 10/31/2016 Portfolio Turnover Rate for High Yield Fund was 42%, for Income Fund was 104%, for Government Bond Fund was 149% and for Limited Maturity Bond Fund was 81%.
**
Computed on an annualized basis for periods less than one year.

Thrivent Mutual Funds
Financial Highlights  –  continued
	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MONEY MARKET FUND
Class S Shares
Year Ended 10/31/2016	$1.00	$—	$—	$—	$—	$—
Year Ended 10/31/2015	1.00	—	—	—	—	—
Year Ended 10/31/2014	1.00	—	—	—	—	—
Year Ended 10/31/2013	1.00	—	—	—	—	—
Year Ended 10/31/2012	1.00	—	—	—	—	—
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Mutual Funds
Financial Highlights  –  continued
	RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$1.00	0.00%	$56.6	0.44%	0.00%	0.53%	(0.09)%	N/A
—	1.00	0.00%	10.4	0.20%	0.00%	0.61%	(0.41)%	N/A
—	1.00	0.00%	6.2	0.19%	0.00%	0.61%	(0.42)%	N/A
—	1.00	0.00%	6.5	0.23%	0.00%	0.59%	(0.37)%	N/A
—	1.00	0.00%	12.5	0.29%	0.00%	0.58%	(0.29)%	N/A
(b)
Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**
Computed on an annualized basis for periods less than one year.

[THIS PAGE INTENTIONALLY LEFT BLANK]

4321 N Ballard Rd, Appleton, WI 54919-0001
WE’RE LISTENING TO YOU!
In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this Prospectus, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 N. Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.
CONTACT THRIVENT MUTUAL FUNDS
Phone:  800-847-4836
Fax:   866-278-8363
Web: ThriventFunds.com
Email:
    ContactUs@ThriventFunds.com
New Applications:
    Thrivent Mutual Funds
    PO Box 219347
    Kansas City, Missouri 64121-9347
Additional Investments:
    Thrivent Mutual Funds
    PO Box 219334
    Kansas City, Missouri 64121-9334
Redemptions, Exchanges, or Other Requests:
    Thrivent Mutual Funds
    PO Box 219348
    Kansas City, Missouri 64121-9348
Express Mail:
    Thrivent Mutual Funds
    330 West 9th Street
    Kansas City, Missouri 64105

The Statement of Additional Information, which is incorporated by reference into this prospectus, contains additional information about the Funds. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Funds during its last fiscal year. You may request a free copy of the Statement of Additional Information, the annual report or the semiannual report, or you may make additional requests or inquiries by calling 800.847.4836. The Statement of Additional Information, the annual report and the semiannual report are also available, free of charge, at ThriventFunds.com. You also may review and copy information about the Funds (including the Statement of Additional Information) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may get more information about the Public Reference Room by calling 202.551.8090. You also may get information about the Funds on the EDGAR database at the SEC website (www.sec.gov), and copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by sending an email to: publicinfo@sec.gov.
1940 Act File No. 811-5075
Securities offered through Thrivent Distributors LLC, 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.
22039PR R2-18

Fund	Class A	Class S
Thrivent Aggressive Allocation Fund	TAAAX	TAAIX
Thrivent Balanced Income Plus Fund	AABFX	IBBFX
Thrivent Diversified Income Plus Fund	AAHYX	THYFX
Thrivent Government Bond Fund	TBFAX	TBFIX
Thrivent Growth and Income Plus Fund	TEIAX	TEIIX
Thrivent High Income Municipal Bond Fund	--
Thrivent High Yield Fund	LBHYX	LBHIX
Thrivent Income Fund	LUBIX	LBIIX
Thrivent Large Cap Growth Fund	AAAGX	THLCX
Thrivent Large Cap Stock Fund	AALGX	IILGX
Thrivent Large Cap Value Fund	AAUTX	TLVIX
Thrivent Limited Maturity Bond Fund	LBLAX	THLIX
Thrivent Low Volatility Equity Fund	--	TLVOX
Thrivent Mid Cap Stock Fund	AASCX	TMSIX
Thrivent Moderate Allocation Fund	THMAX	TMAIX
Thrivent Moderately Aggressive Allocation Fund	TMAAX	TMAFX
Thrivent Moderately Conservative Allocation Fund	TCAAX	TCAIX
Thrivent Money Market Fund	AMMXX	AALXX
Thrivent Multidimensional Income Fund	--	TMLDX
Thrivent Municipal Bond Fund	AAMBX	TMBIX
Thrivent Opportunity Income Plus Fund	AAINX	IIINX
Thrivent Partner Emerging Markets Equity Fund	TPEAX	TPEIX
Thrivent Partner Worldwide Allocation Fund	TWAAX	TWAIX
Thrivent Small Cap Growth Fund	--
Thrivent Small Cap Stock Fund	AASMX	TSCSX
Series of
Thrivent Mutual Funds
Statement of Additional Information
Dated February 28, 2018
Each of the above-referenced mutual funds (each a “Fund” and collectively the “Funds”) is a series of Thrivent Mutual Funds (the “Trust”). Class A and Class S shares are offered through separate prospectuses. Each such prospectus is referred to hereinafter as a “Prospectus.” This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus dated February 28, 2018, for the applicable class of the above-referenced series of the Trust. The Reports of the Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Trust for the fiscal year ended October 31, 2017 (for all series except Thrivent Diversified Income Plus Fund, Thrivent Growth and Income Plus Fund and Thrivent Multidimensional Income Fund) and December 31, 2017 (for Thrivent Diversified Income Plus Fund, Thrivent Growth and Income Plus Fund and Thrivent Multidimensional Income Fund) are separate reports furnished with this SAI and are incorporated herein by reference. To receive a copy of a Prospectus or the Annual Report, write to Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free 800-847-4836. The Prospectus and the Annual Reports are also available on the Thrivent Mutual Funds website (ThriventFunds.com).
The Prospectus and SAI do not purport to create any contractual obligations between the Trust or any Fund and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the investment manager or other parties who provide services to the Funds.
1

2

GENERAL INFORMATION ABOUT THE TRUST
The Trust was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Trust is authorized to issue shares of beneficial interest, par value $.01 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act. The Trust commenced operations on July 16, 1987 and currently consists of 25 series (each a “Fund” and collectively the “Funds”). Each Fund other than the Thrivent Asset Allocation Funds, as defined below, is diversified.
The following table provides the inception date and the available classes of shares of the Funds described in this SAI.
Fund Name	Class A Inception Date	Class S Inception Date
Thrivent Aggressive Allocation Fund	6/30/2005	6/30/2005
Thrivent Balanced Income Plus Fund	12/29/1997	12/29/1997
Thrivent Diversified Income Plus Fund	1/08/1997	12/29/1997
Thrivent Government Bond Fund	2/26/2010	2/26/2010
Thrivent Growth and Income Plus Fund	2/29/2008	2/29/2008
Thrivent High Income Municipal Bond Fund	N/A	2/28/2018
Thrivent High Yield Fund	4/3/1987	10/31/1997
Thrivent Income Fund	6/1/1972	10/31/1997
Thrivent Large Cap Growth Fund	10/29/1999	10/29/1999
Thrivent Large Cap Stock Fund	7/16/1987	12/29/1997
Thrivent Large Cap Value Fund	10/29/1999	10/29/1999
Thrivent Limited Maturity Bond Fund	10/29/1999	10/29/1999
Thrivent Low Volatility Equity Fund	N/A	2/28/2017
Thrivent Mid Cap Stock Fund	6/30/1993	12/29/1997
Thrivent Moderate Allocation Fund	6/30/2005	6/30/2005
Thrivent Moderately Aggressive Allocation Fund	6/30/2005	6/30/2005
Thrivent Moderately Conservative Allocation Fund	6/30/2005	6/30/2005
Thrivent Money Market Fund	3/10/1988	12/29/1997
Thrivent Multidimensional Income Fund	N/A	2/28/2017
Thrivent Municipal Bond Fund	12/3/1976	10/31/1997
Thrivent Opportunity Income Plus Fund	7/16/1987	12/29/1997
Thrivent Partner Emerging Markets Equity Fund	8/31/2012	8/31/2012
Thrivent Partner Worldwide Allocation Fund	2/29/2008	2/29/2008
Thrivent Small Cap Growth Fund	N/A	2/28/2018
Thrivent Small Cap Stock Fund	7/01/1996	12/29/1997
The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders and the Board of Trustees (the “Board”) may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board may authorize.
Each class is subject to such investment minimums and other conditions as set forth in a Prospectus, as such may be amended as from time to time. Differences in expenses among classes are described in the Trust’s Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. Class A and Class S shares pay the expenses associated with their different distribution arrangements. Each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other class. All other expenses will be allocated to each class on the basis of the net asset value of the particular Fund.
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Each class of shares has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class or where the interests of one class differ from the interests of the other class. Class A shares have exclusive voting rights on matters involving the Rule 12b-1 Distribution Plan as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:
1.	when required otherwise by the 1940 Act; or
2.	when the Trustees determine that the matter does not affect all Funds; then, only the shareholders of the affected Funds may vote.
Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove the Trustees from office by votes cast in person or by proxy at a shareholder meeting.
At the request of shareholders holding 10% or more of the outstanding shares of the Trust, the Trust will hold a special meeting for the purpose of considering the removal of a Trustee(s) from office, and the Trust will cooperate with and assist shareholders of record who notify the Trust that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act, as amended.
Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds intend to include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.
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INVESTMENT POLICIES AND RESTRICTIONS
Additional Investment Practices
In addition to those practices stated in the Prospectuses, various Funds may purchase the following securities or may engage in the following transactions. Each of these investment practices are non-principal investment strategies except as otherwise noted.
Investments of Thrivent Asset Allocation Funds
Each of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund and Thrivent Moderately Conservative Allocation Fund (each, a “Thrivent Asset Allocation Fund” and collectively, the “Thrivent Asset Allocation Funds”) seeks to achieve its investment objective by investing in a combination of other series of the Trust and directly held financial instruments. Each of the Thrivent Asset Allocation Funds may also invest in (i) Government Securities and Short-Term Paper (as such terms are defined in the 1940 Act), (ii) unaffiliated mutual funds or other unaffiliated investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act, and (iii) other investments, as permitted by Rule 12d1-2 under the 1940 Act or by exemptive order.
None of the Thrivent Asset Allocation Funds is “diversified” within the meaning of the 1940 Act. A mutual fund is diversified if at least 75% of the value of its total assets is represented by Government Securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.
Other Securities
Thrivent Balanced Income Plus Fund, Thrivent Growth and Income Plus Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Value Fund, Thrivent Low Volatility Equity Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Small Cap Growth Fund, Thrivent Small Cap Stock Fund, and, to the extent set forth above, Thrivent Asset Allocation Funds may invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Funds may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts.
Thrivent Large Cap Growth Fund, Thrivent Large Cap Stock Fund, Thrivent Large Cap Value Fund, Thrivent Low Volatility Equity Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Small Cap Stock Fund, and Thrivent Small Cap Stock Fund will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB,” as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings.” Securities rated below investment grade (sometimes referred to as “high yield bonds” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.
Thrivent Government Bond Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Limited Maturity Bond Fund, and Thrivent Multidimensional Income Fund also may invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.
Thrivent High Income Municipal Bond Fund and Thrivent Municipal Bond Fund do not generally intend to purchase any securities that would cause 25% or more of the value of its total assets to be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. Each of these Funds may invest 25% or more of the value of its total assets in industrial development bonds. Each of these Funds also may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing
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revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. Each of these Funds may invest up to 5% of its assets in high yield securities.
Bank Instruments
Each Fund may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.
U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.
Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.
Repurchase Agreements
Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. A Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), or a subadviser to be creditworthy. The Thrivent Money Market Fund may enter into repurchase agreements that are collateralized by government securities or cash.
Restricted Securities
The Funds may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered,
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among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Funds will invest more than 15% of its net assets in illiquid securities (5% in the case of the Thrivent Money Market Fund).
Reverse Repurchase Agreements
Each Fund also may enter into reverse repurchase agreements, which may be viewed as borrowings made by a Fund. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
The Funds will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled.
When-Issued and Delayed Delivery Transactions
Each Fund may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.
To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Fund will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.
Dollar Roll Transactions
The Funds may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs or higher taxes for the Funds, the Adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.
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Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities
As described in the Prospectuses, the principal strategies of certain Funds include investing in mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and Multi-Class Pass-Through Securities (“MCPTS”), and the other Funds may invest in such instruments as a non-principal strategy. CMOs and MCPTS are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. MCPTS are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. MCPTS, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”
A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.
There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).
Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. The Funds would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, the Funds would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.
Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.
An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.
Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently.
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Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.
Collateralized Debt Obligations
The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. CDOs are types of asset-backed securities. A CLO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. A CBO is ordinarily issued by a trust or other SPE and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAl. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
For both CLOs and CBOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CLO or CBO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CLO or CBO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CLO or CBO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Senior Loans (All Funds except Thrivent Money Market Fund)
The Funds may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other
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corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.
Senior loans may not be rated by a rating organization, will not be registered with the Securities and Exchange Commission (SEC) or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, Funds that hold senior loans may not be protected by the securities laws, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser generally does not receive material, non-public information about borrowers, which may further limit the information available to the Adviser about senior loans. In the event the Adviser receives material, non-public information about a borrower that also issues public securities, the Adviser may be restricted from trading in such public securities which could adversely impact performance of the Fund. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.
Structured Securities
The Funds may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, individual securities, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.
Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.
In addition, structured securities include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes can combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Not all equity linked notes, however, provide principal protection. Upon the maturity of the note, the holder receives, but is not guaranteed, a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.
The Thrivent Municipal Bond Fund may invest in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.
Variable Rate Demand Notes
The Funds may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not
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traded, and there is no secondary market for the notes. However, a Fund may demand payment of the principal for such Fund at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might not be able to dispose of the note due to the absence of a secondary market. A Fund might suffer a loss to the extent of the default.
Lending Securities (All Funds except Thrivent Money Market Fund)
Consistent with applicable regulatory requirements, each of the Funds may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash or domestic securities in an amount equal to at least 102% of the market value or foreign securities in an amount equal to at least 105% of the market value. In electing to engage in securities lending for a Fund, the Adviser will take into account the investment objective and principal strategies of the Fund. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.
The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.
No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.
Non-Standard Warrants (all Funds except Thrivent Money Market Fund)
A Fund may use non-standard warrants, including low exercise price warrants or low exercise price options and participatory notes, to gain indirect exposure to issuers in certain countries. Non-standard warrants are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, they pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. Non-standard warrants are generally a type of equity-linked derivative that are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue non-standard warrants that are designed to replicate the performance of certain issuers and markets. The performance results of non-standard warrants will not replicate exactly the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a non-standard warrant typically does not receive voting or other rights as it would if it directly owned the underlying security, and non-standard warrants present similar risks to investing directly in the underlying security. Additionally, non-standard warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the non-standard warrant may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, there is no guarantee that a liquid market will exist for a particular non-standard warrant or that the counterparty or issuer of a non-standard warrant will be willing to repurchase such instrument when the Fund wishes to sell it.
Put and Call Options (All Funds except Thrivent Money Market Fund)
As described below, each of the Funds may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Fund holds the investment underlying the option or has the right to obtain it at no additional cost. If the option is not covered, the Fund will earmark cash or liquid securities to ensure that the Fund has sufficient assets to meet its obligations in respect of the option. When a Fund sells put options, the earmarked assets must be equal
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to the purchase obligation of the Fund, less any amount maintained as margin. When a Fund sells a call option, earmarked assets must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.
Selling (“Writing”) Covered Call Options: The Funds may from time to time sell (“write”) covered call options on any portion of their portfolios as a hedge to provide partial protection against adverse movements in prices of securities in those Funds and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Fund until either the option expires or an offsetting transaction is entered into by the Fund.
If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Fund will generally not be called upon to deliver the security. A Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.
Buying Call Options: The Funds may also from time to time purchase call options on securities in which those Funds may invest. As the holder of a call option, a Fund has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.
Selling Put Options: The Funds may from time to time sell (“write”) put options. As the writer of a put option, the Fund assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Fund must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.
If the price of the underlying security remains the same or rises above the strike price, the Fund generally will not be called upon to purchase the security. The Fund will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Fund may be called upon to purchase the security at the strike price.
When a Fund writes a put option on a security, the option must be covered by segregating liquid assets on the Fund’s books with a value equal to or greater than the strike price of the underlying security to secure the Fund’s obligation.
Buying Put Options: The Funds may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.
Options on Foreign Currencies: The Funds may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.
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Index Options: The Funds may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.
Negotiated Transactions: The Funds will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by the Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”
Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised.
Closing Transactions: The Funds may dispose of options that they have written by entering into “closing purchase transactions.” Those Funds may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.
A Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.
A Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Fund realizes a loss if the premium received is less than the premium paid.
Financial Futures and Options on Futures (All Funds except Thrivent Money Market Fund)
Selling Futures Contracts: The Funds may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Funds. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; specified interest rates; mortgage-backed securities; corporate and municipal bonds; stocks; and indices of any of the foregoing. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.
Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.
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When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called “margin” by commodities exchanges and brokers.
The payment of “margin” in these transactions is different than purchasing securities “on margin.” In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a “good faith deposit” by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay “variation margin” equal to the daily change in the value of the position held by the Fund.
Buying Futures Contracts: The Funds may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Funds may buy futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.
A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the investments underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar investments that a Fund intends to purchase. A Fund would realize a loss if the price of the investments underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar investments that a Fund intends to purchase.
Options on Futures Contracts: The Funds may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Fund intends to purchase.
Currency Futures Contracts and Options: The Funds may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.
Limitations: The Funds may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. In instances involving the purchase of futures contracts or call options thereon, a Fund will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.
Swap Transactions (All Funds except Thrivent Money Market Fund)
The Funds may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. There may be times, however, when a Fund buys a credit default swap, without owning the underlying reference entity or entities, as a potential means of enhancing the Fund’s investment returns. A total return swap is an agreement in which one party makes payments based on a set rate, either
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fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Fund with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.
Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
Currency Forward Contracts (All Funds except Thrivent Money Market Fund)
The Funds may also sell and purchase currency forward contracts as a hedge against changes in prevailing levels of currency exchange rates. A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. A Fund may lose money on currency forward contracts if changes in currency rates do not occur as anticipated or if the Fund’s counterparty to the contract were to default. A Fund will not use such forward contracts for leveraging purposes.
Central Clearing and Trade Execution Regulations
The Commodity Exchange Act (the “CEA”) and related regulations enacted by the CFTC may require the Fund to clear certain derivative contracts (including swaps) through a clearinghouse or central counterparty (a “CCP”). At the present time, only certain interest rate swaps and credit default index swaps are subject to mandatory clearing. To clear a derivative with the CCP, the Funds submit the derivative to, and post margin with a futures commission merchant (“FCM”) that is a clearinghouse member. If a Fund must centrally clear a derivative transaction, the CFTC’s regulations may also require that the Fund enter into (or “execute”) that derivative over a market facility known as a swap execution facility (or “SEF”). The Funds may enter into the swap or other derivative with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the transaction to be transferred to the FCM for clearing. It may also enter into the trade with the FCM itself. The CCP, the FCM, SEF and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from a SEF or an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC will require additional types of derivatives to be traded on a SEF. The regulatory requirement to clear certain contracts or execute the contracts over a SEF could, either temporarily or permanently, reduce the liquidity of the derivatives or increase the costs of entering into those derivatives.
Exclusion from Regulation as a Commodity Pool Operator
With respect to each Fund, the Trust has filed a notice of eligibility claiming exclusion from the definition of commodity pool operator under the Commodity Exchange Act (the “CEA”). Accordingly, neither the Trust nor the Adviser is subject to registration or regulation as such under the CEA. Under CFTC Rule 4.5 as currently in effect, each Fund will limit its trading activity in
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futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:
•	Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or
•	Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.
Hybrid Investments (All Funds except Thrivent Money Market Fund)
As part of their investment program and to maintain greater flexibility, the Funds may invest in hybrid instruments (a potentially high-risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.
In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
Risks of Transactions in Options and Futures
There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.
There is a risk that Thrivent Asset Mgt. or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Asset Mgt.'s or a subadviser's accuracy in predicting the future market factors, such as changes in interest rate levels and securities price movements.
A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.
There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.
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In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.
When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.
Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.
Leverage Risks
Leverage risk is created when an investment, (which includes, for example, an investment in a futures contract, option, or swap) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, currency, or other benchmark.
Foreign Securities
Foreign securities may include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may also include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.
Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to
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increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.
Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.
Frontier markets are among the smallest, least mature and least liquid of the emerging markets; as a result, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.
Investing in China through Stock Connect. In recent years, non-Chinese investors, including certain of Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These include aggregate and daily quota limitations. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Fund's rights with respect to the securities.
Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. The risks associated with investments through Stock Connect Programs are in addition to the risks of investing in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.
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Foreign Futures and Options
Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.
For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.
In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
Short Sales Against the Box (All Funds except Thrivent Money Market Fund)
The Funds may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Funds will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
Foreign Currency Exchange-Related Securities and Foreign Currency Transactions
The Funds may invest in foreign currency exchange-related securities or engage in foreign currency transactions.
Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.
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Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.
The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.
The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.
Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts would include, but not be limited to, the following:
•	When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
•	When a Fund determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.
Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of
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those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Asset Mgt. or a subadviser have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.
A Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, a Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.
At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.
If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.
The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the adviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Fund to a forward contract may find it difficult to exit the position.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign
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currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. “Reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.
Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).
Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
U.S. Government Securities
The Funds may invest in U.S. government securities. U.S. government securities refer to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.
U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. The investor may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.
Foreign Government Securities
The Funds may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the
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national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Initial Public Offerings (“IPOs”)
The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including the Funds) can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.
Real Estate Investment Trusts (“REITs”)
REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.
Investing in REITs would subject a Fund to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.
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A Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.
Other Investment Companies
Each Fund may invest in securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts, open-end investment companies and exchange-traded funds, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Fund paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. None of the Funds will invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Fund can invest in other investment companies is limited by federal securities laws.
Exchange Traded Funds (“ETFs”) (All Funds except Thrivent Money Market Fund)
Each Fund may purchase the securities of ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. Certain ETFs may utilize financial leverage.
Exchange-Traded Notes
Certain Funds may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also
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greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Passive Foreign Investment Companies (All Funds except Thrivent Money Market Fund)
Each Fund may purchase the securities of certain foreign entities and foreign investment funds or trusts, treated as passive foreign investment companies for U.S. federal income tax purposes. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Funds hold their investments.
In addition, the Funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.
To avoid such tax and interest, the Funds intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Funds will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.
Inflation-Linked Debt Securities
The Funds may invest in inflation linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of varying years. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even
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during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.
While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though the Fund does not receive their principal until maturity.
Funding Agreements
The Funds may invest in funding agreements, which are contracts issued by insurance companies that provide investors the right to receive a rate of interest and the full return of principal at maturity. Funding agreements often include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other securities with similar credit ratings. The primary risks of a funding agreement are the credit quality of the insurance company that issues it and its general lack of liquidity.
Taxable Municipal Bonds
The Funds may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds are most often used to finance private development projects but can be issued whenever the municipality exhausts its allowed limits of tax-exempt bonds. As such, the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. Taxable municipal bonds are subject to much of the same risks to which municipal bonds are subject. These risks include, among others, market risk, credit risk and interest rate risk.
Defensive Investing
In response to market, economic, political or other conditions, each Fund may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes that are inconsistent with the Fund’s principal investment strategies. If the Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.
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Disclosure of Portfolio Holdings
The Trust has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Funds or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about a Fund's portfolio holdings on a selective basis.
The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Asset Mgt. may post portfolio holdings information on its website (ThriventFunds.com). For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund’s holdings, and the percentage of the Fund’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.
Thrivent Asset Mgt. may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Fund. Thrivent Asset Mgt. may also distribute or authorize distribution of information about a Fund's portfolio holdings that is not publicly available to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, including the custodian, auditor, proxy voting service provider, pricing service vendors, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Funds by rating agencies. In addition, the Fund may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Fund with potential transactions and management of the Fund. Information may be disclosed with any frequency and any time lag, as appropriate.
Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Trust’s Chief Compliance Officer or a designated attorney in the Asset Management Law Department of Thrivent Financial for Lutherans (“Thrivent Financial”) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements. Under no circumstances may the Trust, Thrivent Asset Mgt. or their affiliates receive any consideration or compensation for disclosing the information.
In accordance with these policies and procedures, the Funds have ongoing arrangements with the following fund service providers to provide the Funds’ portfolio holdings information:
Service Provider	Service	Frequency
Bloomberg	Trading System & Data Vendor	Daily
Callan Associates	Consultant	Quarterly; one day lag
Cambridge Associates	Consultant	Quarterly; 14 day lag
Deutsche Bank AG - New York Branch	Securities Lending Agent	Daily
Donnelley Financial Solutions	Printer	Quarterly
FactSet	Systems Vendor	Daily
Fidelity National Information Services, Inc.	Mutual Fund Accounting System Vendor	Daily
IHS Markit	Pricing Service	Daily
IHS Markit	Bank Debt Reconciliation Vendor	Daily
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Service Provider	Service	Frequency
Institutional Shareholder Services	Proxy Voting & Class Action Services Vendor	Daily
Interactive Data Corp	Pricing Service	Daily
ITG Inc.	Systems Vendor	Daily
JP Morgan	Pricing Service	Daily
Lipper	Data Vendor	Monthly; one day lag
Merrill Corporation	Printer	Quarterly
Morningstar	Data Vendor	Monthly; 60 day lag
Omgeo LLC	Systems Vendor	Daily
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	Annually
Razorfish	Website Consultant	Monthly
Standard & Poor's	Pricing Service	Daily
State Street Bank	Custodian	Daily
Wolters Kluwer	Systems Vendor	Monthly; three day lag
As part of the annual review of the compliance policies and procedures of the Funds, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.
Investment Limitations
The fundamental investment restrictions for the Funds are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions, with respect to each Fund:
1.	None of the Funds may borrow money, except that a Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund’s total assets immediately after the time of such borrowing.
2.	None of the Funds may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.
3.	None of the Funds will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Thrivent Asset Allocation Funds, which are “non-diversified” within the meaning of the 1940 Act.
4.	None of the Funds may buy or sell real estate, except that any Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
5.	None of the Funds may purchase or sell commodities or commodity contracts, except that any Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is
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tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
6.	None of the Funds may make loans, except that any Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.
7.	None of the Funds will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Fund may make pursuant to its fundamental investment restriction on lending.
8.	None of the Funds will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act). This restriction does not apply to the Thrivent Asset Allocation Funds, which primarily invest in other Funds of the Trust that could be considered to be in the same industry. In addition, with respect to the Thrivent Money Market Fund, this restriction does not apply to instruments issued by domestic banks.
The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:
1.	None of the Funds will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund’s total assets are outstanding. The Funds intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.
2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Fund’s total assets.
3.	None of the Funds currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
4.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government Security” under the 1940 Act.
5.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Funds.
The Trust has received an exemptive order from the SEC that allows the Funds to engage in an interfund lending program. The interfund lending program (the “Program”) enables a participating Fund to lend cash directly to and borrow money from other participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including the requirement that the interfund loan rate is (i) more favorable to the lending fund than the highest current overnight repurchase agreement rate available to the lending Fund (the “Repo Rate”); and (ii) more favorable to the borrowing fund than the rate available that day for cash overdraft from the borrowing Fund’s custodian (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula established by the Board. The interfund loan rate will be the average of the Repo Rate and the Bank Loan Rate. All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all participating Funds.
Each Fund may participate in the Program only to the extent that its participation is consistent with the Fund’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, Thrivent Asset Mgt. administers the Program according to procedures approved by the Board.
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Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.
Each of the Funds, other than the Thrivent Asset Allocation Funds, the Thrivent Income Plus Funds, and Thrivent Multidimensional Income Fund, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(6) of the 1940 Act. Each of the Funds, other than the Thrivent Asset Allocation Funds, the Thrivent Income Plus Funds, and Thrivent Multidimensional Income Fund, has adopted a nonfundamental policy that it can rely on Section 12(d)(1)(G) of the 1940 Act solely for the purpose of acquiring shares of a Thrivent Core Fund for purposes of efficient portfolio management, and each will not have more than five percent of its total assets invested in any one Thrivent Core Fund or more than ten percent of its total assets invested in investment companies, including Thrivent Core Funds and companies relying on Section3(c)(1) or 3(c)(7) of the 1940 Act; provided, however, that each of these Funds may invest up to 25% of its total assets in short-term bond Thrivent Core Funds in the aggregate. Thrivent Core Funds is a registered investment company that only offers its shares to the Trust and its affiliates.
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MANAGEMENT OF THE FUNDS
Board of Trustees and Executive Officers
The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 25 series of the Trust and also serves as:
•	Director of Thrivent Series Fund, Inc., a registered investment company consisting of 29 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company (“TLIC”).
•	Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.
•	Trustee of Thrivent Core Funds, a registered investment company consisting of four funds that only offers its shares to the Trust and its affiliates.
The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust and Thrivent Core Funds are collectively referred to as the “Fund Complex.”
Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Trust and its Funds rests with the Board. The Board has engaged Thrivent Asset Mgt. to manage the Funds on a day-to-day basis. The Board is responsible for overseeing Thrivent Asset Mgt. and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Massachusetts law, other applicable laws and the Trust’s charter documents. The Board is currently composed of ten members, including eight Independent Trustees and two Interested Trustees. An “Independent Trustee” is not an “interested person” (as defined in the 1940 Act) of the Trust, while an “Interested Trustee” is. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Trust and the Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Asset Mgt., the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of Thrivent Asset Mgt., the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Trust and Funds and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to
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develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Asset Mgt., sub-advisers, the Chief Compliance Officer of the Trust, the independent registered public accounting firm for the Trust, and internal auditors for Thrivent Asset Mgt., as appropriate, regarding risks faced by the Trust and its Funds, and Thrivent Asset Mgt.’s risk functions.
The Audit Committee of the Board, which is composed of all Independent Trustees, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Trust and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports.
The Ethics and Compliance Committee of the Board, which is composed of all Independent Trustees, monitors ethical risks and oversees the legal and regulatory compliance matters of the Funds. A representative of business risk management meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). In addition, the Trust’s Anti-Money Laundering Officer meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on a regular basis. The Anti-Money Laundering Officer’s reports relate to privacy, identity theft prevention, cybersecurity, and anti-money laundering concerns. The Committee also meets with a representative from the Business Continuity Plan area to learn more about that program. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Committee reports.
The Investment Committee of the Board, which is composed of all Independent Trustees, is designed to review investment policies and risks in conjunction with its review of the Funds’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports.
The Contracts Committee and the Governance and Nominating Committee, each of which is comprised of all of the Independent Trustees, oversee matters relating to annual contract review and corporate governance, respectively, and related risks.
The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s annual review of the Trust’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Trust’s charter documents do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance and Nominating Committee also does not set forth any specific qualification. However, the Governance and Nominating Committee has adopted qualification guidelines that the Committee may take into account in considering Trustee candidates and a process for evaluating potential candidates. The qualifications that the Committee takes into consideration include, but are not limited to, a candidate’s connections to the Christian community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and Committee meetings. No one factor is controlling, either with respect to the group or any individual.
The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Trustees, that each Trustee is qualified to serve on the Board. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, the sub-advisers, counsel, the Trust’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s
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business, consulting, public service or academic positions and through experience from service as a board member of the Trust and the other funds in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI. Additional details regarding the background of each Trustee are included in the table below this section.
Janice B. Case. Ms. Case has served as a Trustee on the Board of the Fund Complex since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has nearly 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several public corporate and non-profit boards.
Robert J. Chersi. Mr. Chersi has served as a Trustee on the Board of the Fund Complex and as Chair of the Audit Committee since 2017. He also has been determined by the Board to be an Audit Committee financial expert. Mr. Chersi has over 30 years of experience in the financial services industry, including four years as the former Chief Financial Officer of Fidelity Investments Financial Services where he led the finance, compliance, risk management, business consulting and strategic new business development functional organizations. He has also been a certified public accountant and a FINRA Series 27 license holder. Mr. Chersi is currently the Executive Director of the Center for Global Governance, Reporting and Regulation of the Lubin School of Business at Pace University. Through his extensive experience, Mr. Chersi has gained deep knowledge of corporate governance, financial reporting and regulatory compliance practices.
Richard A. Hauser. Mr. Hauser has served as a Trustee on the Board of the Fund Complex since 2004, as Chair of the Board since 2012 and as Chair of the Ethics and Compliance Committee from 2005 through 2011. He is a licensed attorney and was formerly Vice President and Assistant General Counsel for a large publicly traded aerospace company. Mr. Hauser was formerly a partner in a large national law firm and has held senior positions in government, including as deputy White House counsel to President Ronald Reagan and as general counsel for the U.S. Department of Housing and Urban Development. He has experience as a director as a former board member and chairman of The Luther Institute and the Pennsylvania Avenue Development Corporation and a former director on the board of Lutheran Brotherhood, the Washington Hospital Center and a public healthcare-related company.
Marc S. Joseph. Mr. Joseph has served as a Trustee on the Board of the Fund Complex since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Conduct Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.
Paul R. Laubscher. Mr. Laubscher has served as a Trustee on the Board of the Fund Complex since 2009 and as Chair of the Investment Committee since 2010. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher has served as a senior investment manager of the retirement fund of a large public technology company since 1997.
James A. Nussle. Mr. Nussle has served as a Trustee on the Board of the Fund Complex since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is a founding member, president and chief executive officer of the Nussle Group, a public affairs media and strategic consulting firm, and he also serves as an executive officer of a trade association of credit unions. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.
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Verne O. Sedlacek. Mr. Sedlacek has served as a Trustee on the Board of the Fund Complex since 2017. Mr. Sedlacek has over 35 years of experience in the financial services industry, including eleven years as the former chief executive officer of the Commonfund, an institutional investment firm that provides solutions for strategic investors within the nonprofit and pension investment communities. He has experience as a member on the board of several not-for-profit and for-profit boards, including the Chicago Mercantile Exchange. He also was a certified public accountant.
Constance L. Souders. Ms. Souders has served as a Trustee on the Board of the Fund Complex since 2007 and as Chair of the Contracts Committee since 2010. She also served as the Audit Committee financial expert from 2010 through 2016. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund distributor.
Russell W. Swansen. Mr. Swansen has served as a Trustee on the Board of the Fund Complex since 2009. He has over 25 years of experience as a portfolio manager and served as a Senior Vice President and Chief Investment Officer of Thrivent Financial from 2003 to 2017. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has gained experience as a director on the board of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.
David S. Royal. Mr. Royal has served as a Trustee on the Board of the Fund Complex since 2015. He has 20 years of experience advising and working for mutual fund complexes. He is currently the President and Chief Investment Officer of the Fund Complex, and he has served as Chief Investment Officer of Thrivent Financial since 2017. Prior to his current position, Mr. Royal was Deputy General Counsel for Thrivent Financial and the Secretary and Chief Legal Officer of the Fund Complex. Before joining Thrivent Financial, Mr. Royal was a partner at an international law firm based in Chicago. Mr. Royal teaches a course at a law school about the investment management industry. He also serves on the board of directors of a non-profit organization.
The following tables provide additional information about the Trustees and officers of the Trust.
Interested Trustees (1)
Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Trustee since 2009	59	Retired; Chief Investment Officer, Thrivent Financial from 2003 to 2017.	Currently, Director of Twin Bridge Capital Partners, Invenshure LLC, and Intellectual Takeout; Director of Children’s Cancer Research Fund until 2017
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	Chief Investment Officer since 2017; Trustee and President since 2015	59	Chief Investment Officer, Thrivent Financial since 2017; VP, President Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015.	Currently, Fairview Hospital Foundation, Children’s Cancer Research Foundation, and Twin Bridge Capital Partners
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Independent Trustees (3)
Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN (1952)	Trustee since 2011	59	Retired.	Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008
Robert J. Chersi 625 Fourth Avenue South Minneapolis, MN (1961)	Trustee since 2017	59	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013.	Director and Chairman of the Audit Committee of Old Mutual Asset Management PLC since 2016; Advisory Board member of the Pace University Lubin School of Business
Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN (1943)	Trustee since 2004	59	Retired; Member, PowerHaus Advisors LLC since 2016; Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.	None
Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN (1960)	Trustee since 2011	59	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.	None
Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN (1956)	Trustee since 2009	59	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.	None
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Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
James A. Nussle 625 Fourth Avenue South Minneapolis, MN (1960)	Trustee since 2011	59	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009.	Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010
Verne O. Sedlacek 625 Fourth Avenue South Minneapolis, MN (1954)	Trustee since 2017	59	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015.	Director of Association of Governing Boards of Universities and Colleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN (1950)	Trustee since 2007	59	Retired.	None
Officers
Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	Chief Investment Officer since 2017; Trustee and President since 2015	Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel from 2006 to 2015
Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN (1967)	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting since 2006
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Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Michael W. Kremenak 625 Fourth Avenue South Minneapolis, MN (1978)	Secretary and Chief Legal Officer since 2015	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013
Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN (1965)	Chief Compliance Officer since 2010	Chief Compliance Officer – Director, Compliance, Thrivent Financial since 2014; Chief Compliance Officer – Mutual Funds and Investment Adviser, Thrivent Financial from 2010 to 2013
Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN (1964)	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI (1977)	Privacy and Identity Theft and Anti-Money Laundering Officer since 2011	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002
Kathryn A. Stelter 625 Fourth Avenue South Minneapolis, MN (1962)	Vice President since 2015	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014
Troy A. Beaver 625 Fourth Avenue South Minneapolis, MN (1967)	Vice President since 2016	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015
James M. Odland 625 Fourth Avenue South Minneapolis, MN (1955)	Assistant Secretary since 2006	Vice President, Managing Counsel, Thrivent Financial since 2005
Jill M. Forte 625 Fourth Avenue South Minneapolis, MN (1974)	Assistant Secretary since 2016	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager—Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013
Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Treasurer since 2007	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017

(1)	“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.
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(3)	The Trustees, other than Mr. Swansen or Mr. Royal, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
Committees of the Board of Trustees
Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The 1940 Act requires that the Trusts’ independent auditors be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee is responsible for recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6
Contracts	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Contracts Committee is to assist the Board in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Fund.	6
Ethics and Compliance	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Funds.	4
Governance and Nominating	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Governance and Nominating Committee assists the Board in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board, compensation of the Trustees and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust.	4
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Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Investments	Janice B. Case Robert J. Chersi Richard A. Hauser Marc S. Joseph Paul R. Laubscher James A. Nussle Verne O. Sedlacek Constance L. Souders	The Investment Committee assists the Board in its oversight of the investment performance of the Funds; the Funds’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Funds; and the range of investment options offered to investors in the Funds. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals such as new Funds or Fund reorganizations.	4

(1)	The Independent Trustees serve as members of each Committee.
Beneficial Interest in the Funds by Trustees
The following tables provide information, as of December 31, 2016, regarding the dollar range of beneficial ownership by each Trustee in each series of the Trust. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies, not including ownership through deferred compensation, within the investment company complex that are overseen by the Trustee. For Independent Trustees only, the last column sets forth the dollar range of each Trustee’s deferred compensation, which is effectively invested in the Thrivent Mutual Funds and allocated among individual Funds as determined by the Trustee. For more information on the deferred compensation plan and for the aggregate amount of each Trustee’s deferred compensation, see “Compensation of Trustees” below.
Interested Trustees
Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
David S. Royal	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000
	Thrivent Government Bond Fund	None
	Thrivent Growth and Income Plus Fund	None
	Thrivent High Yield Fund	$10,001-$50,000
	Thrivent Income Fund	Over $100,000
	Thrivent Large Cap Growth Fund	None
	Thrivent Large Cap Stock Fund	$10,001-$50,000
	Thrivent Large Cap Value Fund	$10,001-$50,000
	Thrivent Limited Maturity Bond Fund	None
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	$10,001-$50,000
	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Money Market Fund	None
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Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	$10,001-$50,000
	Thrivent Opportunity Income Plus Fund	$50,001-$100,000
	Thrivent Partner Emerging Markets Equity Fund	$10,001-$50,000
	Thrivent Partner Worldwide Allocation Fund	$10,001-$50,000
	Thrivent Small Cap Stock Fund	$10,001-$50,000
Russell W. Swansen	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Balanced Income Plus Fund	None
	Thrivent Diversified Income Plus Fund	None
	Thrivent Government Bond Fund	None
	Thrivent Growth and Income Plus Fund	None
	Thrivent High Yield Fund	None
	Thrivent Income Fund	None
	Thrivent Large Cap Growth Fund	None
	Thrivent Large Cap Stock Fund	None
	Thrivent Large Cap Value Fund	None
	Thrivent Limited Maturity Bond Fund	None
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	None
	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Money Market Fund	None
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	None
	Thrivent Opportunity Income Plus Fund	None
	Thrivent Partner Emerging Markets Equity Fund	None
	Thrivent Partner Worldwide Allocation Fund	None
	Thrivent Small Cap Stock Fund	None
Independent Trustees
Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
Janice B. Case	Thrivent Aggressive Allocation Fund	$50,001-$100,000	Over $100,000	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		None
40

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Government Bond Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent High Yield Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Moderate Allocation Fund	$10,001-$50,000		None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	$1-$10,000		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
Robert J. Chersi	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
41

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Money Market Fund	None		None
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
Richard A. Hauser	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	$50,001-$100,000		Over $100,000
	Thrivent Government Bond Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	$1-$10,000		None
	Thrivent Moderate Allocation Fund	Over $100,000		None
	Thrivent Moderately Aggressive Allocation Fund	Over $100,000		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	Over $100,000		None
	Thrivent Opportunity Income Plus Fund	$50,001-$100,000		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	$1-$10,000		None
	Thrivent Small Cap Stock Fund	$1-$10,000		None
Marc S. Joseph	Thrivent Aggressive Allocation Fund	None	$10,001-$50,000	$50,001-$100,000
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	None		$50,001-$100,000
	Thrivent Government Bond Fund	None		None
	Thrivent Growth and Income Plus Fund	$1-$10,000		None
	Thrivent High Yield Fund	$1-$10,000		None
	Thrivent Income Fund	None		None
42

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Large Cap Growth Fund	$1-$10,000		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	$1-$10,000		None
	Thrivent Limited Maturity Bond Fund	None		None
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	$1-$10,000		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	None		$50,001-$100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	$1-$10,000		None
	Thrivent Small Cap Stock Fund	$1-$10,000		$50,001-$100,000
Paul R. Laubscher	Thrivent Aggressive Allocation Fund	None	$1-$10,000	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Moderate Allocation Fund	$1-$10,000		None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
43

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
James A. Nussle	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		None
	Thrivent Government Bond Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	$10,001-$50,000		None
	Thrivent Limited Maturity Bond Fund	None		None
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	$50,001-$100,000		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	$10,001-$50,000		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Stock Fund	$10,001-$50,000		None
Verne O. Sedlacek	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
44

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
Constance L. Souders	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
Thrivent Low Volatility Equity Fund
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Money Market Fund	None		None
Thrivent Multidimensional Income Fund
	Thrivent Municipal Bond Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
45

Compensation of Trustees
The Trust makes no payments to any of its officers for services performed for the Trust. The Independent Trustees are paid an annual base compensation of $150,000 to serve on the Boards of the Fund Complex. Each Trustee also receives $5,000 for each in-person meeting attended. The Board Chair is compensated an additional $70,000 per year; the Chair of the Audit Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $40,000 per year; the Chair of the Contracts Committee, the Chair of the Investments Committee, the Chair of the Governance and Nominating Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $20,000 per year. Independent Trustees are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Trust.
The following table provides the amounts of compensation paid to the Trustees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended October 31, 2017:
Name, Position (1)	Aggregate Compensation from Trust for One Year Ending October 31, 2017	Total Compensation Paid by Trust and Fund Complex for One Year Ending October 31, 2017
Janice B. Case	$77,706	$200,000
Trustee
Robert J. Chersi	$81,581	$210,000
Trustee
Richard A. Hauser	$96,554	$250,000
Trustee
Marc S. Joseph	$77,706	$200,000
Trustee
Paul R. Laubscher	$77,706	$200,000
Trustee
James A. Nussle	$69,935	$180,000
Trustee
Verne O. Sedlacek	$69,935	$180,000
Trustee
Constance L. Souders	$77,706	$200,000
Trustee

(1)	The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. For the fiscal year ended October 31, 2017, no Trustee deferred any compensation.
46

SIGNIFICANT SHAREHOLDERS
As of January 27, 2017, the following were significant shareholders of a Fund’s securities. This list of shareholders includes affiliates of the Funds and the Funds themselves.
Fund	Shareholder	Percent Owned
Thrivent Growth and Income Plus Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	8.00%
Thrivent Mid Cap Stock Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	12.23%
	Thrivent Aggressive Allocation Fund	15.83%
	Thrivent Moderate Allocation Fund	22.67%
	Thrivent Moderately Aggressive Allocation Fund	34.79%
Thrivent Balanced Income Plus Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	62.54%
Thrivent Large Cap Growth Fund – Class S	Thrivent Aggressive Allocation Fund	12.12%
	Thrivent Moderate Allocation Fund	21.23%
	Thrivent Moderately Aggressive Allocation Fund	26.97%
	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	26.98%
Thrivent Partner Worldwide Allocation Fund – Class S	Thrivent Moderately Conservative Allocation Fund	5.37%
	Thrivent Aggressive Allocation Fund	17.40%
	Thrivent Financial for Lutherans 4321 N. Ballard Rd. Appleton, WI 54919-8697	17.66%
	Thrivent Moderate Allocation Fund	17.96%
	Thrivent Moderately Aggressive Allocation Fund	33.49%
Thrivent Municipal Bond Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	58.34%
47

Fund	Shareholder	Percent Owned
Thrivent Opportunity Income Plus Fund – Class S	Fox Cities Performing Arts Center c/o Capital Fund 400 W. College Ave Appleton, WI 54911-5831	14.52%
	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	58.57%
Thrivent Large Cap Stock Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	7.76%
	Thrivent Aggressive Allocation Fund	13.92%
	Thrivent Moderate Allocation Fund	19.44%
	Thrivent Moderately Aggressive Allocation Fund	49.69%
Thrivent Money Market Fund – Class S	Thrivent Investment Management Inc. c/o Affiliate Finance, MS 1360 625 Fourth Avenue South, Fl 11 Minneapolis, MN 55415-1624	5.04%
Thrivent Large Cap Value Fund – Class S	Thrivent Moderately Conservative Allocation Fund	8.00%
	Thrivent Aggressive Allocation Fund	8.46%
	Thrivent Moderate Allocation Fund	23.55%
	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	25.41%
	Thrivent Moderately Aggressive Allocation Fund	27.66%
Thrivent Small Cap Stock Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	15.67%
	Thrivent Moderate Allocation Fund	19.07%
	Thrivent Aggressive Allocation Fund	21.70%
	Thrivent Moderately Aggressive Allocation Fund	29.05%
Thrivent Diversified Income Plus Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	50.74%
Thrivent Partner Emerging Markets Equity Fund – Class A	Thrivent Financial for Lutherans c/o Jeff Bergsbaken 4321 N. Ballard Rd Appleton, WI 54919-0001	24.66%
48

Fund	Shareholder	Percent Owned
Thrivent Income Fund – Class S	Thrivent Moderately Aggressive Allocation Fund	12.81%
	Thrivent Moderately Conservative Allocation Fund	14.14%
	Thrivent Moderate Allocation Fund	23.15%
	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	34.59%
Thrivent Government Bond Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	14.63%
	InFaith Community Foundation 625 Fourth Ave S, Ste 1500 Minneapolis, MN 55415-1624	81.91%
Thrivent Moderately Conservative Allocation Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	38.79%
Thrivent Moderate Allocation Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	41.58%
Thrivent Moderately Aggressive Allocation Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	52.98%
Thrivent Aggressive Allocation Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	74.71%
Thrivent High Yield Fund – Class S	Thrivent Moderately Aggressive Allocation Fund	8.42%
	Thrivent Moderately Conservative Allocation Fund	8.87%
	Thrivent Moderate Allocation Fund	14.73%
	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	46.22%
Thrivent Limited Maturity Bond Fund – Class S	Thrivent Moderately Aggressive Allocation Fund	7.27%
	Thrivent Moderately Conservative Allocation Fund	7.83%
	Thrivent Moderate Allocation Fund	13.05%
	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	51.51%
49

Fund	Shareholder	Percent Owned
Thrivent Partner Emerging Markets Equity Fund – Class S	National Financial Services Corp for Exclusive Benefit of its Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310-2010	60.91%
Management Ownership
As of January 31, 2017, the officers and Trustees as a group beneficially owned more than 1% or more of a Fund’s share class as shown in the following table:
Fund Name and Share Class	Percent Owned by Officers and Trustees
Thrivent Aggressive Allocation Fund – Class S	2.62%
Thrivent Partner Emerging Markets Equity Fund – Class S	1.48%
Material Transactions with Independent Trustees
No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Funds, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Funds exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Funds as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Funds; the Funds’ investment adviser or principal underwriter; an officer of the Funds’ investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.
50

INVESTMENT ADVISER, INVESTMENT SUBADVISERS AND PORTFOLIO MANAGERS
Investment Adviser
The Funds’ investment adviser Thrivent Asset Mgt. was organized as a Delaware limited liability company on September 23, 2005. Thrivent Asset Mgt. is a subsidiary of both Thrivent Financial Holdings, Inc. and TLIC, both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Financial Holdings, Inc. and TLIC own respectively 80% and 20% of Thrivent Asset Mgt.’s membership interests.
Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, is the investment adviser for each of the Funds. The officers and directors of Thrivent Asset Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.”
Investment decisions for each of the Funds, (except for Thrivent Partner Worldwide Allocation Fund (excluding the portion invested in U.S. securities) and Thrivent Partner Emerging Markets Equity Fund (collectively, the “Subadvised Funds”), are made by Thrivent Asset Mgt., subject to the overall direction of the Board of Trustees. Thrivent Asset Mgt. also provides investment research and supervision of each of the Fund’s investments (except for the investments of the Subadvised Funds that are not managed, as noted above, by Thrivent Asset Mgt.) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.
Thrivent Asset Mgt. Portfolio Managers
Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers
The following table provides information relating to other accounts managed by Thrivent Asset Mgt. portfolio managers as of October 31, 2016:
	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Russell W. Swansen	4	$19,757,044,662	0	$ 0
David C. Francis	6	$20,777,131,934	3	$ 398,070,576
Mark L. Simenstad (2)	7	$20,730,619,228	0	$ 0
Darren M. Bagwell	6	$21,646,932,232	2	$ 218,750,870
Kurt J. Lauber	2	$ 2,102,689,662	2	$ 265,192,339
Brian J. Flanagan	1	$ 1,333,816,363	2	$ 166,517,154
Lettenberger, David J.	—	—	—	—
Matthew D. Finn	1	$ 438,842,307	2	$ 127,366,914
James M. Tinnuci	1	$ 438,842,307	2	$ 127,366,914
Michael G. Landreville	3	$ 1,216,696,256	3	$ 398,455,719
Gregory R. Anderson	2	$ 1,015,454,524	3	$7,373,576,954
Paul J. Ocenasek	2	$ 920,084,886	0	$ 0
Conrad E. Smith	1	$ 139,485,618	2	$ 494,612,540
Stephen D. Lowe (3)	8	$22,186,993,022	3	$1,622,642,688
Janet I. Grangaard	0	$ 0	0	$ 0
Johan A. Akesson	—	—	—	—
William D. Stouten	3	$ 5,601,523,879	3	$2,867,932,574
Noah J. Monsen (4)	4	$ 1,474,819,548	3	$ 305,390,320
Brian W. Bomgren	1	$ 501,244,981	3	$ 305,390,320
51

	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Reginald L. Pfiefer (5)	4	$ 1,150,211,878	1	$ 99,351,073
John T. Groton (6)	3	$ 973,574,566	2	$ 220,399,315
Kent L. White	1	$ 139,485,618	2	$ 114,267,554

(1)	The “Other Registered Investment Companies” represent (a) series of Thrivent Series Fund, Inc., which have substantially similar investment objectives and policies as the Fund(s) managed by the portfolio manager listed, (b) Thrivent Cash Management Trust and (c) Thrivent Core Funds in the case of William D. Stouten.
(2)	As of December 31, 2016, the Assets Managed totaled $21,347,381,504.
(3)	As of December 31, 2016, the Assets Managed totaled $24,344,550,895.
(4)	As of December 31, 2016, the Assets Managed totaled $1,839,695,988.
(5)	As of December 31, 2016, the Assets Managed totaled $1,286,484,375.
(6)	As of December 31, 2016, the Assets Managed totaled $1,209,160,384.
Compensation
Each portfolio manager of Thrivent Asset Mgt. is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative performance of each fund or account managed by the portfolio manager measured for one- and three-year periods against the median performance of other funds in the same peer group, as classified by Lipper, Inc., or an index constructed with comparable criteria. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals during the previous three-year period.
Conflicts of Interest
Portfolio managers at Thrivent Asset Mgt. typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Asset Mgt. seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Asset Mgt. has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
52

Ownership in the Funds
The following table provides information as of October 31, 2016 on the dollar range of beneficial ownership by each portfolio manager for each Fund he or she manages. Dollar values disclosed with respect to the Thrivent Growth and Income Plus Fund and the Thrivent Diversified Income Plus Fund and each listed Portfolio are as of December 31, 2016.
Portfolio Manager	Fund	Fund Ownership	Portfolio (1)	Portfolio Ownership	Ownership in Fund Complex (2)
Russell W. Swansen	Thrivent Aggressive Allocation Fund	Over $1,000,000	Thrivent Aggressive Allocation Portfolio	$10,001-$50,000	Over $1,000,000
	Thrivent Moderately Aggressive Allocation Fund	$0	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0
David C. Francis	Thrivent Aggressive Allocation Fund	$100,001-$500,000	Thrivent Aggressive Allocation Portfolio	$0	$100,001-$500,000
	Thrivent Moderately Aggressive Allocation Fund	$100,001-$500,000	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0
	Thrivent Partner Worldwide Allocation Fund	$0	Thrivent Partner Worldwide Allocation Portfolio	$0
Mark L. Simenstad	Thrivent Aggressive Allocation Fund	$100,001-$500,000	Thrivent Aggressive Allocation Portfolio	$0	$100,001-$500,000
	Thrivent Moderately Aggressive Allocation Fund	$0	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0
	Thrivent Diversified Income Plus Fund	$0	Thrivent Diversified Income Plus Portfolio	$1-$10,000
	Thrivent Growth and Income Plus Fund	$0	Thrivent Growth and Income Plus Portfolio	$0
	Thrivent Balanced Income Plus Fund	$0	Thrivent Balanced Income Portfolio	$0
Darren M. Bagwell	Thrivent Aggressive Allocation Fund	$500,001-$1,000,000	Thrivent Aggressive Allocation Portfolio	$0	$500,001-$1,000,000
	Thrivent Moderately Aggressive Allocation Fund	$0	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0
	Thrivent Large Cap Growth Fund	$0	Thrivent Large Cap Growth Portfolio	$0
	Thrivent Large Cap Stock Fund	$0	Thrivent Large Cap Stock Portfolio	$0
Brian J. Flanagan	Thrivent Mid Cap Stock Fund	$100,001-$500,000	Thrivent Mid Cap Stock Portfolio	$1-$10,000	$100,001-$500,000
John T. Groton, Jr.	Thrivent Growth and Income Plus Fund	$0	Thrivent Growth and Income Plus Portfolio	$0	$100,001-$500,000
	Thrivent Balanced Income Plus Fund	$0	Thrivent Balanced Income Plus Portfolio	$0
	Thrivent Diversified Income Plus Fund	$0	Thrivent Diversified Income Plus Portfolio	$0
53

Portfolio Manager	Fund	Fund Ownership	Portfolio (1)	Portfolio Ownership	Ownership in Fund Complex (2)
Matthew D. Finn	Thrivent Small Cap Stock Fund	$100,001-$500,000	Thrivent Small Cap Stock Portfolio	$0	$100,001-$500,000
James M. Tinucci	Thrivent Small Cap Stock Fund	$0	Thrivent Small Cap Stock Portfolio	$0	$1-$10,000
Michael G. Landreville	Thrivent Opportunity Income Plus Fund	$0	Thrivent Bond Index Portfolio	$0	$100,001-$500,000
	Thrivent Government Bond Fund	$0	Thrivent Opportunity Income Plus Portfolio	$0
	Thrivent Limited Maturity Bond Fund	$50,001-$100,000	Thrivent Limited Maturity Bond Portfolio	$0
Gregory R. Anderson	Thrivent Opportunity Income Plus Fund	$0	Thrivent Opportunity Income Plus Portfolio	$0	$100,001-$500,000
	Thrivent Government Bond Fund	$0	Thrivent Government Bond Portfolio	$0
	Thrivent Limited Maturity Bond Fund	$0	Thrivent Limited Maturity Bond Portfolio	$0
Brian W. Bomgren	Thrivent Partner Worldwide Allocation Fund	$0	Thrivent Partner Worldwide Allocation Portfolio	$0	$0
Paul J. Ocenasek	Thrivent High Yield Fund	$0	Thrivent High Yield Portfolio	$0	$50,001-$100,000
	Thrivent Opportunity Income Plus Fund	$0	Thrivent Opportunity Income Plus Portfolio	$0
Stephen D. Lowe	Thrivent Aggressive Allocation Fund	$50,001-$100,000	Thrivent Aggressive Allocation Portfolio	$0	$500,001-$1,000,000
	Thrivent Moderately Aggressive Allocation Fund	$50,001-$100,000	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$50,001-$100,000	Thrivent Moderate Allocation Portfolio	$100,000-$500,000
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0
	Thrivent Income Fund	$100,001-$500,000	Thrivent Income Portfolio	$0
	Thrivent Growth and Income Plus Fund	$0	Thrivent Growth and Income Plus Portfolio	$0
	Thrivent Balanced Income Plus Fund	$0	Thrivent Balanced Income Plus Portfolio	$0
	Thrivent Diversified Income Plus Fund	$0	Thrivent Diversified Income Plus Portfolio	$0
Janet I. Grangaard	Thrivent Municipal Bond Fund	Over $1,000,000			Over $1,000,000
William D. Stouten	Thrivent Money Market Fund	$0	Thrivent Money Market Portfolio	$0	$10,001-$50,000
Conrad E. Smith	Thrivent Opportunity Income Plus Fund	$0	Thrivent Opportunity Income Plus Portfolio	$0	$100,001-$500,000
Kurt J. Lauber	Thrivent Large Cap Value Fund	$0	Thrivent Large Cap Value Portfolio	$0	$0
	Thrivent Large Cap Stock Fund	$0	Thrivent Large Cap Stock Portfolio	$0
Noah J. Monson	Thrivent Growth and Income Plus Fund	$0	Thrivent Growth and Income Plus Portfolio	$0	$0
	Thrivent Balanced Income Plus Fund	$0	Thrivent Balanced Income Plus Portfolio	$0
	Thrivent Diversified Income Plus Fund	$0	Thrivent Diversified Income Plus Portfolio	$0
	Thrivent Partner Worldwide Allocation Fund	$0	Thrivent Partner World Allocation Portfolio	$0
Reginald L. Pfiefer	Thrivent Growth and Income Plus Fund	$0	Thrivent Growth and Income Plus Portfolio	$0	$0
	Thrivent Balanced Income Plus Fund	$0	Thrivent Balanced Income Plus Portfolio	$0
54

Portfolio Manager	Fund	Fund Ownership	Portfolio (1)	Portfolio Ownership	Ownership in Fund Complex (2)
	Thrivent Diversified Income Plus Fund	$0	Thrivent Diversified Income Plus Portfolio	$0
			Thrivent Real Estate Securities Portfolio	$0
Kent L. White	Thrivent Opportunity Income Plus Fund	$0	Thrivent Opportunity Income Plus Portfolio	$0	$100,001-$500,000

(1)	Each Portfolio listed is a series of Thrivent Series Fund, Inc., is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Fund listed.
(2)	Ownership in Fund Complex includes investments in Thrivent Mutual Funds and Thrivent Series Fund, Inc.
Investment Subadvisers
Thrivent Asset Mgt. has engaged subadvisers for Thrivent Partner Emerging Markets Equity Fund and, to the extent invested in non-U.S. securities, Thrivent Partner Worldwide Allocation Fund. Investment decisions for those Funds are made by the subadvisers, subject to the overall direction of the Board of Trustees and Thrivent Asset Mgt.
Thrivent Partner Emerging Markets Equity Fund
Investment decisions for Thrivent Partner Emerging Markets Equity Fund are made by Aberdeen Asset Managers Limited (“Aberdeen”). Aberdeen is located at 10 Queens Terrace, Aberdeen, United Kingdom AB10 1YG. Aberdeen is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $373.97 billion in assets as of December 31, 2016 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients.
Aberdeen Portfolio Managers
Other Accounts Managed by Aberdeen Portfolio Managers
The following table provides information about the other accounts managed by Aberdeen team members as of October 31, 2016.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Devan Kaloo	Registered Investment Companies:	12	$10,496.03	0	$ 0
	Other Pooled Investment Vehicles:	25	$17,753.07	0	$ 0
	Other Accounts:	61	$17,207.51	5	$1,193.44
Joanne Irvine	Registered Investment Companies:	12	$10,496.03	0	$ 0
	Other Pooled Investment Vehicles:	25	$17,753.07	0	$ 0
	Other Accounts:	61	$17,207.51	5	$1,193.44
Mark Gordon-James	Registered Investment Companies:	12	$10,496.03	0	$ 0
	Other Pooled Investment Vehicles:	25	$17,753.07	0	$ 0
	Other Accounts:	61	$17,207.51	5	$1,193.44
Flavia Cheong	Registered Investment Companies:	22	$11,901.14	0	$ 0
	Other Pooled Investment Vehicles:	79	$39,438.10	2	$ 337.30
55

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
	Other Accounts:	129	$33,403.67	17	$4,387.85
Hugh Young	Registered Investment Companies:	22	$11,901.14	0	$ 0
	Other Pooled Investment Vehicles:	79	$39,438.10	2	$ 337.30
	Other Accounts:	129	$33,403.67	17	$4,387.85
Compensation
Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.
A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.
Annual Bonus
The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. A committee responsible for reviewing and approving the compensation policy (“Remuneration Committee”) determines the measures used to demonstrate achievement of key business objectives that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment
56

team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.
In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.
Conflicts of Interest
An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing
57

of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.
Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.
Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.
Aberdeen does not currently have any model delivery clients in the Fund’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.
Ownership of the Fund
Aberdeen’s portfolio managers listed above do not own shares of the Thrivent Partner Emerging Markets Equity Fund.
Thrivent Partner Worldwide Allocation Fund
Investment decisions for Thrivent Partner Worldwide Allocation Fund are made by Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), and Goldman Sachs Asset Management, L.P. (“GSAM”). Principal is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $411.1 billion in assets under management as of December 31, 2016. Aberdeen is located at 10 Queens Terrace, Aberdeen, United Kingdom AB10 1YG and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $373.97 billion in assets as of December 31, 2016 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2016, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1,177,741.4 million. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.
58

Principal Portfolio Managers
Other Accounts Managed by Principal Portfolio Managers
The following table provides information about other accounts managed by the Principal portfolio managers as of October 31, 2016.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Paul Blankenhagen	Registered Investment Companies:	3	$8,737.6	0	$ 0
	Other Pooled Investment Vehicles:	7	$3,272.9	0	$ 0
	Other Accounts:	4	$ 420.6	1	$162.7
Juliet Cohn	Registered Investment Companies:	3	$8,737.6	0	$ 0
	Other Pooled Investment Vehicles:	7	$3,272.9	0	$ 0
	Other Accounts:	4	$ 420.6	1	$162.7
John Pihlblad	Registered Investment Companies:	1	$ 484.6	0	$ 0
	Other Pooled Investment Vehicles:	2	$ 302.5	0	$ 0
	Other Accounts:	3	$ 333.1	0	$ 0
Mark Nebelung	Registered Investment Companies:	7	$ 795.0	0	$ 0
	Other Pooled Investment Vehicles:	3	$ 387.7	0	$ 0
	Other Accounts:	3	$ 333.1	0	$ 0
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on percentage of pre-tax, pre-bonus operating earnings of Principal Global Equities. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group
59

(“PFG”) restricted stock units and the other half is required to be invested into equity funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e., “clones”).
Conflicts of Interest
Principal provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.
Ownership of the Fund
Neither Mr. Nebelung, Mr. Pihlblad, Mr. Blankenhagen nor Ms. Cohn own shares of the Thrivent Partner Worldwide Allocation Fund.
Aberdeen Portfolio Managers
Other Accounts Managed by Aberdeen Portfolio Managers
The following table provides information about the other accounts managed by Aberdeen team members as of October 31, 2016.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Devan Kaloo	Registered Investment Companies:	12	$10,393.05	0	$ 0
	Other Pooled Investment Vehicles:	25	$17,753.07	0	$ 0
	Other Accounts:	61	$17,207.51	5	$1,193.44
Joanne Irvine	Registered Investment Companies:	12	$10,393.05	0	$ 0
	Other Pooled Investment Vehicles:	25	$17,753.07	0	$ 0
	Other Accounts:	61	$17,207.51	5	$1,193.44
Mark Gordon-James	Registered Investment Companies:	12	$10,393.05	0	$ 0
	Other Pooled Investment Vehicles:	25	$17,753.07	0	$ 0
	Other Accounts:	61	$17,207.51	5	$1,193.44
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Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Flavia Cheong	Registered Investment Companies:	22	$11,798.16	0	$ 0
	Other Pooled Investment Vehicles:	79	$39,438.10	2	$ 337.30
	Other Accounts:	129	$33,403.67	17	$4,387.85
Hugh Young	Registered Investment Companies:	22	$11,798.16	0	$ 0
	Other Pooled Investment Vehicles:	79	$39,438.10	2	$ 337.30
	Other Accounts:	129	$33,403.67	17	$4,387.85
Compensation
Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.
A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
Any increase is to reflect inflation and is applied in a manner consistent with other Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.
Annual Bonus
The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. A committee responsible for reviewing and approving the compensation policy (“Remuneration Committee”) determines the measures used to demonstrate achievement of key business objectives that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment
61

team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.
In the calculation of a portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.
Conflicts of Interest
An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of our discretionary accounts. Model changes are typically delivered on a security by security basis. The timing
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of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, we typically deliver security level model changes after such time when approximately two-thirds of our full discretionary order has been executed. Although we anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, we may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which we anticipate a more significant market impact, we intend to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, we may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.
Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, our discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.
Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.
Aberdeen does not currently have any model delivery clients in the Fund’s strategy but may in the future. Investment decisions for other strategies that have model delivery clients, however, may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.
Ownership of the Fund
Aberdeen’s portfolio managers listed above do not own shares of the Thrivent Partner Worldwide Allocation Fund.
GSAM Portfolio Managers
Other Accounts Managed by GSAM Portfolio Managers
The following table provides information about the other accounts managed by the GSAM portfolio managers as of October 31, 2016.
Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
Samuel Finkelstein	Registered Investment Companies:	260	$252,214	1	$ 560
	Other Pooled Investment Vehicles:	345	$165,774	9	$ 5,467
	Other Accounts:	3,756	$292,624	34	$10,800
Ricardo Penfold	Registered Investment Companies:	178	$ 44,817	1	$ 560
	Other Pooled Investment Vehicles:	144	$ 48,270	8	$ 5,467
	Other Accounts:	1,222	$182,769	15	$ 4,223
Len Ioffe	Registered Investment Companies:	15	$ 7,144	0	$ 0
	Other Pooled Investment Vehicles:	20	$ 3,982	0	$ 0
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Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (in millions)
	Other Accounts:	19	$ 4,122	6	$ 1,597
Osman Ali	Registered Investment Companies:	15	$ 7,144	0	$ 0
	Other Pooled Investment Vehicles:	20	$ 3,982	0	$ 0
	Other Accounts:	19	$ 4,122	6	$ 1,597
Takashi Suwabe	Registered Investment Companies:	4	$ 2,477	0	$ 0
	Other Pooled Investment Vehicles:	12	$ 2,685	0	$ 0
	Other Accounts:	15	$ 3,605	6	$ 1,597
Please note that all of GSAM’s fixed income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with the general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.
For each portfolio manager listed above, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
The benchmark for this Fund is the MSCI All Country World Index ex-USA.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
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Conflicts of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which your Fund may directly and indirectly invest.
Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.
Ownership of the Fund
GSAM’s portfolio managers listed above do not own shares of the Thrivent Partner Worldwide Allocation Fund.
Affiliated Persons
The following officers of Thrivent Asset Mgt., the Funds’ investment adviser, are affiliated with the Trust:
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Affiliated Person	Position with Trust	Position with Thrivent Asset Mgt.
David S. Royal	Trustee, President and Chief Investment Officer	Elected Manager and President
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Vice President, Chief Financial Officer and Treasurer
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Janice M. Guimond	Vice President	Elected Manager and Vice President and Chief Operating Officer
Troy A. Beaver	Vice President	Vice President
Kathleen M. Koelling	Privacy, Identity Theft and Anti-Money Laundering Officer	Privacy and Anti-Money Laundering Officer
Michael W. Kremenak	Secretary and Chief Legal Officer	Assistant Secretary
The Advisory and Subadvisory Agreements
The advisory agreement provides that Thrivent Asset Mgt. will provide overall investment supervision of the assets of each Fund. Thrivent Asset Mgt. furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser’s duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are the adviser’s affiliated persons. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Funds’ Trustees other than those affiliated with the adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.
The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory and subadvisory agreements terminate automatically upon assignment. With respect to a particular Fund, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Trustees or by the vote of a majority of the outstanding shares of such Fund. The adviser may terminate the agreement on 60 days written notice to the Trust.
Advisory Fees
The advisory contract between Thrivent Asset Mgt. and the Trust provides for the following advisory fees for each class of shares of a Fund, expressed as an annual rate of average daily net assets:
Thrivent Aggressive Allocation Fund
First $500 million:	0.750%
Next $1.5 billion:	0.725%
Next $3 billion:	0.700%
Next $5 billion:	0.675%
Over $10 billion:	0.650%

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Thrivent Moderately Aggressive Allocation Fund
First $500 million:	0.700%
Next $1.5 billion:	0.675%
Next $3 billion:	0.650%
Next $5 billion:	0.625%
Over $10 billion:	0.600%

Thrivent Moderate Allocation Fund
First $500 million:	0.650%
Next $1.5 billion:	0.625%
Next $3 billion:	0.600%
Next $5 billion:	0.575%
Over $10 billion:	0.550%

Thrivent Moderately Conservative Allocation Fund
First $500 million:	0.600%
Next $1.5 billion:	0.575%
Next $3 billion:	0.550%
Next $5 billion:	0.525%
Over $10 billion:	0.500%

Thrivent Growth and Income Plus Fund
First $250 million:	0.650%
Over $250 million:	0.600%

Thrivent Balanced Income Plus Fund
First $500 million:	0.550%
Next $500 million:	0.500%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Diversified Income Plus Fund
All assets:	0.550%

Thrivent Opportunity Income Plus Fund
First $500 million:	0.450%
Next $500 million:	0.400%
Next $1.5 billion:	0.375%
Next $2.5 billion:	0.350%
Over $5 billion:	0.325%

Thrivent Partner Emerging Markets Equity Fund
First $50 million:	1.200%
Over $50 million:	1.070%

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Thrivent Small Cap Stock Fund
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Mid Cap Stock Fund
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Partner Worldwide Allocation Fund
First $250 million:	0.900%
Next $750 million:	0.850%
Over $1 billion:	0.800%

Thrivent Large Cap Growth Fund
First $500 million:	0.750%
Next $500 million:	0.700%
Next $1.5 billion:	0.650%
Next $2.5 billion:	0.600%
Over $5 billion:	0.575%

Thrivent Large Cap Value Fund
All assets:	0.450%

Thrivent Large Cap Stock Fund
First $500 million:	0.650%
Next $500 million:	0.575%
Next $1 billion:	0.500%
Next $500 million:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Low Volatility Equity Fund
First $100 million:	0.600%
Over $100 million:	0.500%

Thrivent Multidimensional Income Fund
First $100 million:	0.550%
Over $100 million:	0.500%

Thrivent High Yield Fund
First $500 million:	0.400%
Next $500 million:	0.350%
Over $1 billion:	0.300%

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Thrivent Income Fund
First $500 million:	0.350%
Next $500 million:	0.325%
Over $1 billion:	0.300%

Thrivent Municipal Bond Fund
First $500 million:	0.450%
Next $500 million:	0.400%
Next $1.5 billion:	0.350%
Next $2.5 billion:	0.325%
Over $5 billion:	0.300%

Thrivent Government Bond Fund
First $500 million:	0.400%
Over $500 million:	0.350%

Thrivent Limited Maturity Bond Fund
First $500 million:	0.300%
Next $500 million:	0.275%
Over $1 billion:	0.250%

Thrivent Money Market Fund
All assets:	0.350%
As of February 28, 2017, the following contractual expense reimbursements, as a percentage of net assets, were in effect:
Fund	Class A	Class S	Expiration Date
Thrivent Partner Worldwide Allocation Fund	--	0.05%	2/28/2018
As of February 28, 2017, contractual expense reimbursements to limit expenses to the following percentages were in effect:
Fund	Class A	Class S	Expiration Date
Thrivent Growth and Income Plus Fund	1.10%	0.80%	2/28/2018
Thrivent Opportunity Income Plus Fund	0.90%	—	2/28/2018
Thrivent Partner Emerging Markets Equity Fund	1.65%	1.32%	2/28/2018
Thrivent Partner Worldwide Allocation Fund	1.35%	—	2/28/2018
Thrivent Low Volatility Equity Fund	—	1.20%	2/28/2018
Thrivent Multidimensional Income Fund	—	1.15%	2/28/2018
Thrivent Large Cap Growth Fund	1.20%	—	2/28/2018
Thrivent Government Bond Fund	0.85%	0.75%	2/28/2018
The following table shows the total dollar amounts for investment advisory services each Fund paid during its past three fiscal years to its investment adviser (before giving effect to any expense reimbursements).
Fund	10/31/2016	10/31/2015	10/31/2014
Thrivent Aggressive Allocation Fund	$ 6,228,603	$4,005,489	$ 2,695,497
Thrivent Moderately Aggressive Allocation Fund	$13,087,765	$8,201,650	$ 6,082,869
Thrivent Moderate Allocation Fund	$11,343,133	$7,344,024	$ 5,695,940
Thrivent Moderately Conservative Allocation Fund	$ 4,419,551	$3,255,872	$ 2,828,144
Thrivent Growth and Income Plus Fund (1)	$ 485,574	$ 501,921	$ 423,313
Thrivent Balanced Income Plus Fund	$ 1,560,973	$1,573,461	$ 1,347,555
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Fund	10/31/2016	10/31/2015	10/31/2014
Thrivent Diversified Income Plus Fund (1)	$ 3,905,322	$3,915,689	$ 3,518,024
Thrivent Opportunity Income Plus Fund	$ 1,842,557	$1,812,389	$ 1,443,894
Thrivent Partner Emerging Markets Equity Fund	$ 117,765	$ 139,476	$ 175,728
Thrivent Small Cap Stock Fund	$ 2,924,580	$2,501,265	$ 2,339,711
Thrivent Mid Cap Stock Fund	$ 8,087,080	$6,562,603	$ 6,377,149
Thrivent Partner Worldwide Allocation Fund	$ 6,381,469	$7,180,797	$ 7,531,394
Thrivent Large Cap Growth Fund	$ 5,015,770	$4,760,227	$ 3,637,495
Thrivent Large Cap Value Fund	$ 3,525,394	$3,680,964	$ 3,511,773
Thrivent Large Cap Stock Fund	$ 9,226,625	$9,932,084	$10,116,482
Thrivent High Yield Fund	$ 2,604,073	$2,910,371	$ 3,020,777
Thrivent Income Fund	$ 2,675,694	$2,834,714	$ 2,795,949
Thrivent Municipal Bond Fund	$ 6,433,095	$6,229,579	$ 5,927,406
Thrivent Government Bond Fund	$ 227,220	$ 436,824	$ 416,546
Thrivent Limited Maturity Bond Fund	$ 2,178,587	$2,379,199	$ 2,485,438
Thrivent Money Market Fund	$ 1,660,921	$2,104,350	$ 2,275,281

(1)	For fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.
The next table shows the total expenses reimbursed with respect to the Funds for the last three fiscal years.

Fund	10/31/2016	10/31/2015	10/31/2014
Aggressive Allocation Fund	$2,275,656	$ 373,991	$ —
Moderately Aggressive Allocation Fund	$5,315,090	$ 901,229	$ —
Moderate Allocation Fund	$3,838,322	$ 761,250	$ —
Moderately Conservative Allocation Fund	$1,153,100	$ 222,168	$ —
Growth and Income Plus Fund (1)	$ 258,239	$ 224,739	$ 175,555
Balanced Income Plus Fund	$ —	$ —	$ —
Diversified Income Plus Fund (1)	$ —	$ —	$ —
Opportunity Income Plus Fund	$ 81,622	$ 231,253	$ 238,288
Partner Emerging Markets Equity Fund	$ 189,514	$ 209,605	$ 228,989
Small Cap Stock Fund	$ —	$ —	$ —
Mid Cap Stock Fund	$ —	$ 126,900	$ —
Partner Worldwide Allocation Fund	$ 268,628	$ 375,814	$ 401,211
Large Cap Growth Fund	$ 141,747	$ 196,131	$ 231,787
Large Cap Value Fund	$ —	$ —	$ —
Large Cap Stock Fund	$ —	$ 14,000	$ —
High Yield Fund	$ —	$ —	$ —
Income Fund	$ —	$ —	$ —
Municipal Bond Fund	$ —	$ —	$ —
Government Bond Fund	$ 17,915	$ 34,078	$ 23,235
Limited Maturity Bond Fund	$ —	$ —	$ —
Money Market Fund	$1,770,183	$3,125,225	$3,400,392

(1)	For fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.
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Subadvisory Fees
Thrivent Asset Mgt. pays Principal an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million of average daily net assets and 0.25% of the average daily net assets over $1.0 billion. Principal was paid the following amounts for the last three years: $884,113 for the year ended October 31, 2014, $843,383 for the year ended October 31, 2015, and $738,237 for the year ended October 31, 2016.
Thrivent Asset Mgt. pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund. The fee payable is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million of average daily net assets managed by Aberdeen; and 0.68% of all of average daily net assets managed by Aberdeen in excess of $100 million. Aberdeen was paid $725,741 for its subadvisory services for the year ended October 31, 2014, $833,826 for the year ended October 31, 2015, and $846,923 for the year ended October 31, 2016.1
Thrivent Asset Mgt. pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable for GSAM managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets managed by GSAM, 0.45% of the next $200 million of average daily net assets and 0.40% of the average daily net assets over $400 million. The fee payable for GSAM managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets and 0.54% of average daily net assets over $250 million. GSAM was paid the following amounts for its subadvisory services for the last three years: $1,145,072 for the year ended October 31, 2014, $1,145,573 for the year ended October 31, 2015, and $1,015,646 for the year ended October 31, 2016.2
Code of Ethics
The Trust, Thrivent Asset Mgt. and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.
Proxy Voting Policies
The Trust has adopted the proxy voting policies of Thrivent Financial and Thrivent Asset Mgt. Those policies, and the proxy voting policies of each subadviser, are included in Appendix A. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge at the Thrivent Financial website (ThriventFunds.com) or the SEC website (www.sec.gov).

1	For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio, both series of Thrivent Series Fund, Inc. and managed by the subadviser, will be included in determining average daily net assets. Aberdeen began managing the Thrivent Partner Emerging Markets Equity Fund on February 26, 2015.
2	For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio, a series of Thrivent Series Fund, Inc. and managed by subadviser, will be included in determining average daily net assets. GSAM began managing the international small- and mid-cap equities portion of the Thrivent Partner Worldwide Allocation Fund on September 25, 2013.
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UNDERWRITING AND DISTRIBUTION SERVICES
The Funds’ principal underwriter and distributor, Thrivent Distributors, LLC (“Thrivent Distributors”), is a Delaware limited liability company organized in 2015. Thrivent Distributors is an indirect wholly owned subsidiary of Thrivent Financial and is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The officers and directors of Thrivent Distributors who are affiliated with the Trust are set forth below under “Affiliated Persons.” Under a Distribution Agreement (the “Distribution Agreement”), Thrivent Investment Mgt. is granted the right to sell shares of the Funds as agent for the Trust. Thrivent Distributors offers the Funds’ shares for sale on a continuous basis and has agreed to use its best efforts to secure purchasers for the shares of the Funds.
The Distribution Agreement was initially approved by the Board of Trustees, including a majority of the Independent Trustees, on November 18, 2015, and will continue in effect until December 31, 2017, and thereafter from year to year so long as its continuance is approved at least annually by the Board of Trustees, including the Independent Trustees.
Underwriting Commissions
Thrivent Distributors began serving as the Funds’ principal underwriter and distributor on January 1, 2016. Prior thereto, Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) served as the Funds’ principal underwriter and distributor. The table below provides the total dollar amount of underwriting commissions received by Thrivent Investment Mgt. and Thrivent Distributors for the past three fiscal years of the Funds. Thrivent Investment Mgt. and Thrivent Distributors did not retain any of these amounts, which are used to pay commissions to financial representatives and other expenses. Thrivent Investment Mgt. and Thrivent Distributors did not receive compensation in connection with redemptions and repurchases or brokerage commissions.
Underwriting Commissions
Fund	10/31/2016	10/31/2015	10/31/2014
Thrivent Aggressive Allocation Fund	$1,625,826	$2,815,603	$2,538,852
Thrivent Moderately Aggressive Allocation Fund	$3,236,487	$6,371,873	$6,106,716
Thrivent Moderate Allocation Fund	$2,072,618	$4,824,194	$4,977,683
Thrivent Moderately Conservative Allocation Fund	$ 669,594	$1,758,829	$1,929,795
Thrivent Growth and Income Plus Fund (1)	$ 80,692	$ 279,852	$ 410,560
Thrivent Balanced Income Plus Fund	$ 259,948	$ 805,573	$ 694,100
Thrivent Diversified Income Plus Fund (1)	$ 737,853	$2,373,271	$2,750,512
Thrivent Opportunity Income Plus Fund	$ 290,664	$ 726,668	$ 582,494
Thrivent Partner Emerging Markets Equity Fund	$ 15,355	$ 35,827	$ 49,870
Thrivent Small Cap Stock Fund	$ 207,420	$ 261,735	$ 213,782
Thrivent Mid Cap Stock Fund	$ 516,826	$ 640,490	$ 285,171
Thrivent Partner Worldwide Allocation Fund	$ 93,236	$ 217,312	$ 236,462
Thrivent Large Cap Growth Fund	$ 220,164	$ 467,907	$ 289,732
Thrivent Large Cap Value Fund	$ 105,128	$ 222,208	$ 238,324
Thrivent Large Cap Stock Fund	$ 684,508	$1,028,898	$1,111,223
Thrivent High Yield Fund	$ 385,576	$ 836,135	$1,147,115
Thrivent Income Fund	$ 242,043	$ 509,014	$ 417,807
Thrivent Municipal Bond Fund	$1,586,246	$3,384,464	$1,947,382
Thrivent Government Bond Fund	$ 6,271	$ 26,953	$ 15,841
Thrivent Limited Maturity Bond Fund	$ —	$ 219	$ 113,987
Thrivent Money Market Fund	$ —	$ 3,809	$ 1,517

(1)	For fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.
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12b-1 Distribution Plan
The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) with respect to the Class A shares of each Fund. Pursuant to the 12b-1 Plan, the Trust, on behalf of Class A shares of each Fund, will pay Thrivent Distributors a distribution fee and shareholder servicing fee in connection with the promotion and distribution of Fund shares and the provision of services to shareholders. Such services include advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.
Thrivent Distributors may pay all or a portion of the fees to any broker-dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement subject to the requirements of the 12b-1 Plan. To the extent not so paid by Thrivent Distributors, it may retain such amounts.
The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a majority vote of the Class A shareholders. The 12b-1 Plan also provides that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Independent Trustees, by a vote cast in person at a meeting called for the purpose of considering such amendments.
While the 12b-1 Plan is in effect, the selection and nomination of the Independent Trustees of the Trust has been committed to the discretion of the Independent Trustees, and any person who acts as legal counsel for the Independent Trustees must be an independent legal counsel. The 12b-1 Plan was approved by the Board of Trustees and by the Independent Trustees on November 18, 2015 and became effective on January 1, 2016. It is subject to annual approval, by the Board of Trustees and by the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan is terminable with respect to the either the Class A shares of any Fund at any time by a vote of a majority of the Independent Trustees or by 1940 Act Majority Vote of the applicable Class A shareholders of such Fund. A quarterly report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were incurred must be made to the Trustees for their review.
In connection with the services to be provided by Thrivent Distributors under the Rule 12b-1 Plan, Class A shares of the Funds pay Thrivent Distributors an aggregate fee for distribution and shareholder servicing equal to an annual rate of no more than 0.25% of the average daily net asset value represented by such shares. The fee is accrued daily and paid monthly.
For the most recent fiscal year, the Funds paid $29.8 million to Thrivent Distributors under the 12b-1 Plan. Of the total 12b-1 fees paid to Thrivent Distributors, $21.3 million was used to compensate registered representatives, and $8.5 million was used for other expenses.
Affiliated Persons
The following officers of Thrivent Distributors are affiliated with the Trust.
Affiliated Person	Position with Trust	Position with Thrivent Distributors
David S. Royal	Trustee, President and Chief Investment Officer	Elected Manager
Troy A. Beaver	Vice President	Elected Manager and Chief Executive Officer
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Elected Manager and Chief Financial Officer
Kathryn A. Stelter	Vice President	Chief Operations Officer
Michael W. Kremenak	Secretary and Chief Legal Officer	Chief Legal Officer and Secretary
73

74

OTHER SERVICES
Custodian
The custodian for the Funds is State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian is responsible for safeguarding the Funds’ assets held in the United States and for serving as the Funds’ foreign custody manager.
Transfer Agent
Thrivent Financial Investor Services Inc. (“Thrivent Financial Investor Services”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency and dividend payment services necessary to the Funds on a per-account basis.
Administration Contract
Thrivent Asset Mgt. provides both administrative and accounting services to the Funds under an Administrative Services Agreement. Under this Agreement, each Fund pays Thrivent Asset Mgt. an annual fee equal to the sum of $70,000 plus 0.019 percent of the Fund’s average daily net assets. Payments made under the Agreement for the past three fiscal years are as follows:
Fund	10/31/2016	10/31/2015	10/31/2014
Thrivent Aggressive Allocation Fund	$221,538	$220,917	$210,236
Thrivent Moderately Aggressive Allocation Fund	$415,705	$418,613	$399,692
Thrivent Moderate Allocation Fund	$393,082	$397,792	$385,444
Thrivent Moderately Conservative Allocation Fund	$204,438	$208,460	$208,640
Thrivent Growth and Income Plus Fund (1)	$ 83,447	$ 83,899	$ 82,048
Thrivent Balanced Income Plus Fund	$121,086	$121,728	$115,327
Thrivent Diversified Income Plus Fund (1)	$197,811	$198,150	$188,334
Thrivent Opportunity Income Plus Fund	$143,702	$142,816	$129,360
Thrivent Partner Emerging Markets Equity Fund	$ 71,767	$ 72,103	$ 72,709
Thrivent Small Cap Stock Fund	$148,219	$136,789	$133,746
Thrivent Mid Cap Stock Fund	$294,612	$250,253	$248,725
Thrivent Partner Worldwide Allocation Fund	$202,490	$220,103	$231,198
Thrivent Large Cap Growth Fund	$192,548	$186,453	$159,768
Thrivent Large Cap Value Fund	$211,016	$217,915	$214,373
Thrivent Large Cap Stock Fund	$361,659	$388,526	$402,685
Thrivent High Yield Fund	$191,067	$207,464	$216,455
Thrivent Income Fund	$211,269	$220,769	$222,039
Thrivent Municipal Bond Fund	$362,273	$353,098	$343,663
Thrivent Government Bond Fund	$ 80,225	$ 89,743	$ 89,265
Thrivent Limited Maturity Bond Fund	$204,417	$218,237	$228,793
Thrivent Money Market Fund	$147,202	$146,113	$154,186

(1)	For fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Funds’ independent registered public accounting firm, providing professional services including audits of the Funds’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and preparation, review and signing of the annual income tax returns filed on behalf of the Funds.
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BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage Transactions
In connection with the management of the investment and reinvestment of the assets of the Funds, the Advisory Contract authorizes Thrivent Asset Mgt., acting by its own officers, directors or employees or by a subadviser to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Asset Mgt. and the subadvisers will use reasonable efforts to seek on behalf of the Funds the best overall terms available.
In assessing the best overall terms available for any transaction, Thrivent Asset Mgt. and the subadvisers will consider all factors it deems relevant, including:
(1)	the breadth of the market in and the price of the security,
(2)	the financial condition and execution capability of the broker or dealer, and
(3)	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).
In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Asset Mgt. and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Asset Mgt., the subadvisers, or an affiliate of Thrivent Asset Mgt. or the subadvisers, exercises investment discretion. Thrivent Asset Mgt. and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Asset Mgt. or the subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.
To the extent that the receipt of the above-described services may supplant services for which Thrivent Asset Mgt. or the subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Asset Mgt.
In certain cases, Thrivent Asset Mgt. or the subadviser may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Asset Mgt. or the subadviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or services attributable to research usage may be defrayed by Thrivent Asset Mgt. or the subadviser, as the case may be, through brokerage commissions generated by transactions of its clients, including the Funds. Thrivent Asset Mgt. or the subadviser pays the provider in cash for the non-research portion of its use of these products or services.
Thrivent Asset Mgt. and the subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow Thrivent Asset Mgt. and the subadvisers to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.
Certain subadvisers or their affiliates may allocate brokerage transactions to brokers who have entered into arrangements with a subadviser or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a Fund to offset that Fund’s expenses. This is commonly known as brokerage commission recapture.
The Trust’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings
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where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.
The investment decisions for a Fund are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Asset Mgt., a subadviser, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Asset Mgt. and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtainable or sold by a Fund.
Affiliated Transactions
GSAM may place trades with certain brokers with which it is under common control, including Goldman Sachs, provided it determines that these affiliates’ products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. GSAM may trade with its affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” GSAM also may trade with its affiliated brokers on an execution-only basis.
Brokerage Commissions
The following table shows the amount of brokerage commissions the Funds paid in each of the past three fiscal years:
Fund	10/31/2016	10/31/2015	10/31/2014
Thrivent Aggressive Allocation Fund	$ 526,357	$ 474,716	$ 313,596
Thrivent Moderately Aggressive Allocation Fund	$ 959,807	$ 867,914	$ 607,115
Thrivent Moderate Allocation Fund	$ 734,492	$ 691,517	$ 483,468
Thrivent Moderately Conservative Allocation Fund	$ 197,706	$ 208,855	$ 154,741
Thrivent Growth and Income Plus Fund (1)	$ 74,483	$ 151,914	$ 186,436
Thrivent Balanced Income Plus Fund	$ 203,125	$ 309,932	$ 138,753
Thrivent Diversified Income Plus Fund (1)	$ 375,796	$ 646,572	$ 892,587
Thrivent Opportunity Income Plus Fund	$ 78,638	$ 58,494	$ 44,724
Thrivent Partner Emerging Markets Equity Fund	$ 2,095	$ 17,716	$ 35,353
Thrivent Small Cap Stock Fund	$ 386,853	$ 422,658	$ 289,291
Thrivent Mid Cap Stock Fund	$ 572,812	$ 693,124	$ 425,145
Thrivent Partner Worldwide Allocation Fund	$1,169,246	$ 643,513	$1,120,807
Thrivent Large Cap Growth Fund	$ 399,729	$ 433,166	$ 212,993
Thrivent Large Cap Value Fund	$ 223,393	$ 320,647	$ 285,892
Thrivent Large Cap Stock Fund	$1,648,978	$1,846,584	$2,050,375
Thrivent High Yield Fund	$ 2,300	$ 6	$ 1,331
Thrivent Income Fund	$ 31,864	$ 30,626	$ 33,801
Thrivent Municipal Bond Fund	$ —	$ —	$ —
Thrivent Government Bond Fund	$ 3,232	$ 1,286	$ 1,080
Thrivent Limited Maturity Bond Fund	$ 37,058	$ 28,493	$ 38,542
Thrivent Money Market Fund	$ —	$ —	$ —

(1)	For the fiscal year ended December 31, 2016, December 31, 2015 and December 31, 2014
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The table below indicates the total amount of brokerage commissions paid by each Fund to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal year ended October 31, 2016. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.
Fund Name	Commissions	Aggregrate Transactions
Thrivent Aggressive Allocation Fund	$ 519,414	$ 606,336,455
Thrivent Moderately Aggressive Allocation Fund	$ 946,336	$1,046,667,604
Thrivent Moderate Allocation Fund	$ 725,079	$ 791,332,912
Thrivent Moderately Conservative Allocation Fund	$ 195,378	$ 231,350,112
Thrivent Growth and Income Plus Fund (1)	$ 74,483	$ 95,465,918
Thrivent Balanced Income Plus Fund	$ 201,923	$ 243,438,611
Thrivent Diversified Income Plus Fund (1)	$ 375,796	$ 451,312,650
Thrivent Opportunity Income Plus Fund	$ 78,638	$ 57,539,662
Thrivent Partner Emerging Markets Equity Fund	$ 484	$ 233,309
Thrivent Small Cap Stock Fund	$ 371,771	$ 481,002,222
Thrivent Mid Cap Stock Fund	$ 572,812	$ 601,766,999
Thrivent Partner Worldwide Allocation Fund	$1,034,323	$ 966,276,477
Thrivent Large Cap Growth Fund	$ 398,371	$ 856,170,160
Thrivent Large Cap Value Fund	$ 216,720	$ 337,678,316
Thrivent Large Cap Stock Fund	$1,636,273	$1,794,596,672
Thrivent High Yield Fund	$ 2,300	$ 4,897,546
Thrivent Income Fund	$ 31,864	$ 361,009
Thrivent Municipal Bond Fund	$ —	$ —
Thrivent Government Bond Fund	$ 3,232	$ 3,232
Thrivent Limited Maturity Bond Portfolio	$ 37,058	$ 37,058
Thrivent Money Market Portfolio	$ —	$ —

(1)	For the fiscal year ended December 31, 2016
Portfolio Turnover Rates
The rate of portfolio turnover in the Funds will not be a limiting factor when Thrivent Asset Mgt. or the subadviser deems changes in a Fund’s portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.
The following table shows the portfolio turnover rates for the Funds for the last three fiscal years:
Fund	10/31/2016	10/31/2015	10/31/2014
Thrivent Aggressive Allocation Fund	58%	51%	51%
Thrivent Moderately Aggressive Allocation Fund	94%	66%	61%
Thrivent Moderate Allocation Fund	147%	107%	73%
Thrivent Moderately Conservative Allocation Fund	196%	187%	140%
Thrivent Growth and Income Plus Fund (1,2)	114%	181%	167%
Thrivent Balanced Income Plus Fund	125%	148%	124%
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Fund	10/31/2016	10/31/2015	10/31/2014
Thrivent Diversified Income Plus Fund (1)	91%	108%	137%
Thrivent Opportunity Income Plus Fund	156%	165%	169%
Thrivent Partner Emerging Markets Equity Fund (3)	11%	117%	69%
Thrivent Small Cap Stock Fund	58%	70%	56%
Thrivent Mid Cap Stock Fund	22%	56%	27%
Thrivent Partner Worldwide Allocation Fund (4)	108%	68%	77%
Thrivent Large Cap Growth Fund	68%	64%	45%
Thrivent Large Cap Value Fund	22%	31%	24%
Thrivent Large Cap Stock Fund	64%	52%	65%
Thrivent High Yield Fund	43%	38%	43%
Thrivent Income Fund	107%	92%	97%
Thrivent Municipal Bond Fund	10%	8%	8%
Thrivent Government Bond Fund	152%	145%	130%
Thrivent Limited Maturity Bond Fund	83%	89%	102%

(1)	For fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.
(2)	The portfolio turnover rate for the fiscal year ended October 31, 2016 was lower than the previous fiscal year primarily because the Fund had repositioned its equity securities during the previous fiscal year which caused increased portfolio turnover.
(3)	The portfolio turnover rate for the fiscal year ended October 31, 2016 was lower than the previous fiscal year primarily because the Fund changed sub-advisers during the previous fiscal year which caused increased portfolio turnover.
(4)	The portfolio turnover rate for the fiscal year ended October 31, 2016 was higher than the previous fiscal year primarily because the Fund terminated a sub-adviser during the 2016 fiscal year which caused increased portfolio turnover.
Regular Brokers or Dealers
Each of the Funds listed below held securities of its “regular broker or dealers,” as that term is defined in Rule 10b-1 under the 1940 Act, as of October 31, 2016 (December 31, 2016 in the case of Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund) as follows:
Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Thrivent Aggressive Allocation Fund	Goldman, Sachs & Company	$ 1,329,670
	KeyCorp	$ 1,238,465
	Raymond James & Associates, Inc.	$ 1,012,721
	Bank of America Corporation	$ 173,415
	Citigroup, Inc.	$ 129,265
	Morgan Stanley Dean Witter & Company	$ 44,984
Thrivent Moderately Aggressive Allocation Fund	Bank of America Corporation	$ 4,091,008
	J.P. Morgan	$ 3,507,329
	Morgan Stanley Dean Witter & Company	$ 3,441,121
	Citigroup, Inc.	$ 3,249,161
	Goldman, Sachs & Company	$ 3,097,113
	KeyCorp	$ 1,923,030
	Raymond James & Associates, Inc.	$ 1,554,703
	UBS AG	$ 975,630
	Credit Suisse Group AG	$ 518,149
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Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Deutsche Bank	$ 394,880
	Barclays	$ 308,775
Thrivent Moderate Allocation Fund	Bank of America Corporation	$ 7,506,682
	J.P. Morgan	$ 6,033,581
	Morgan Stanley Dean Witter & Company	$ 5,780,170
	Citigroup, Inc.	$ 5,503,910
	Goldman, Sachs & Company	$ 3,896,926
	KeyCorp	$ 1,826,040
	UBS AG	$ 1,780,427
	Credit Suisse Group AG	$ 959,906
	Raymond James & Associates, Inc.	$ 874,025
	Deutsche Bank	$ 754,339
	Barclays	$ 619,586
Thrivent Moderately Conservative Allocation Fund	Bank of America Corporation	$ 4,570,976
	Morgan Stanley Dean Witter & Company	$ 4,163,002
	J.P. Morgan	$ 3,554,624
	Citigroup, Inc.	$ 2,731,609
	Goldman, Sachs & Company	$ 2,063,962
	UBS AG	$ 1,428,552
	KeyCorp	$ 631,618
	Credit Suisse Group AG	$ 584,771
	Barclays	$ 441,079
	Deutsche Bank	$ 430,867
	Raymond James & Associates, Inc.	$ 260,259
Thrivent Growth and Income Plus Fund	Bank of America Corporation	$ 1,376,676
	Goldman, Sachs & Company	$ 1,334,432
	J.P. Morgan	$ 397,645
	KeyCorp	$ 291,506
	Citigroup, Inc.	$ 114,509
	Deutsche Bank	$ 48,733
	Credit Suisse Group AG	$ 44,706
	Morgan Stanley Dean Witter & Company	$ 41,464
	State Street Bank	$ 10,134
	Nomura Securities International, Inc.	$ 6,054
Thrivent Balanced Income Plus Fund	J.P. Morgan	$ 3,646,434
	Citigroup, Inc.	$ 2,557,547
	Goldman, Sachs & Company	$ 2,412,391
	Bank of America Corporation	$ 2,188,166
	Deutsche Bank	$ 792,081
	KeyCorp	$ 726,876
	Morgan Stanley Dean Witter & Company	$ 566,198
	Credit Suisse Group AG	$ 506,420
	HSBC Securities	$ 131,651
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Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Nomura Securities International, Inc.	$ 48,921
Thrivent Diversified Income Plus Fund	Bank of America Corporation	$ 16,699,330
	J.P. Morgan	$ 10,794,549
	Goldman, Sachs & Company	$ 10,351,663
	Citigroup, Inc.	$ 4,783,393
	Deutsche Bank	$ 4,477,125
	Morgan Stanley Dean Witter & Company	$ 4,060,364
	Credit Suisse Group AG	$ 2,884,775
	KeyCorp	$ 1,322,567
	Barclays	$ 444,933
	Nomura Securities International, Inc.	$ 142,280
Thrivent Opportunity Income Plus Fund	Bank of America Corporation	$ 6,815,755
	J.P. Morgan	$ 5,572,187
	Morgan Stanley Dean Witter & Company	$ 1,876,582
	Goldman, Sachs & Company	$ 1,793,874
	Citigroup, Inc.	$ 1,684,691
	Deutsche Bank	$ 1,305,703
	Credit Suisse Group AG	$ 880,055
	Nomura Securities International, Inc.	$ 137,591
Thrivent Mid Cap Stock Fund	Raymond James & Associates, Inc.	$ 30,459,738
	KeyCorp	$ 30,382,710
Thrivent Partner Worldwide Allocation Fund	HSBC Securities	$ 7,975,468.00
	Macquarie Group	$ 1,706,063.00
	UBS AG	$ 52,507.00
Thrivent Large Cap Growth Fund	Goldman, Sachs & Company	$12,624,739.00
Thrivent Large Cap Value Fund	Citigroup, Inc.	$29,258,504.00
	Goldman, Sachs & Company	$13,047,168.00
	Morgan Stanley Dean Witter & Company	$ 9,598,670.00
Thrivent Large Cap Stock Fund	J.P. Morgan	$24,221,192.00
	Citigroup, Inc.	$19,219,616.00
	Goldman, Sachs & Company	$15,920,397.00
Thrivent High Yield Fund	Goldman, Sachs & Company	$ 1,954,703.00
	Citigroup, Inc.	$ 1,511,074.00
	Morgan Stanley Dean Witter & Company	$ 493,555.00
Thrivent Income Fund	Bank of America Corporation	$18,587,994.00
	Goldman, Sachs & Company	$15,586,216.00
	Morgan Stanley Dean Witter & Company	$14,596,651.00
	J.P. Morgan	$12,132,722.00
	Citigroup, Inc.	$11,116,333.00
	Credit Suisse Group AG	$ 4,434,521.00
	ABN AMRO	$ 3,869,873.00
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Funds	Regular Broker or Dealer (or Parent)	Aggregate Holdings
	Barclays	$ 1,378,233.00
	Deutsche Bank	$ 415,033.00
Thrivent Limited Maturity Bond Fund	J.P. Morgan	$14,262,127.00
	Citigroup, Inc.	$10,697,600.00
	Bank of America Corporation	$10,039,653.00
	Goldman, Sachs & Company	$ 6,030,574.00
	Barclays	$ 2,754,744.00
	Credit Suisse Group AG	$ 2,527,556.00
82

PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchasing Shares
Initial and subsequent purchases of Fund shares may be made:
•	Through a financial representative;
•	By mail;
•	By telephone;
•	By Internet;
•	By wire/ACH transfer; or
•	Through an Automatic Investment Plan.
Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.
Sales Charges
Purchases of Class A Fund shares (other than shares of Thrivent Money Market Fund or Thrivent Limited Maturity Bond Fund) carry either an initial sales charge or, in certain limited cases, a deferred sales charge. This is explained in the section of the Funds’ prospectus relating to such shares entitled “Class A Shares,” which also lists ways to reduce or avoid sales charges on subsequent purchases.
In addition to the situations described in the prospectus, sales charges are waived when additional shares are purchased by the following individuals and entities who currently own Class A shares:
•	directors and regular full-time and regular part-time employees of Thrivent Financial and its subsidiaries and affiliates or others that reside at the same mailing address as the director or employee;
•	members of Thrivent Financial’s sales force and others that reside at the same mailing address as the sales force member; and
•	any trust, pension, profit-sharing or other benefit plan for such persons.
Thrivent Distributors may also, from time to time, waive or reduce the initial sales charge on certain Class A shares offered uniformly to the public for specific time periods as specified in the disclosure documents of the applicable Fund (e.g., prospectus or supplement to the prospectus).
Employees
Regular part- and full-time employees of Thrivent Financial are persons who are defined as such by the Thrivent Financial Human Resources Policy Manual.
Restriction on Sale of Shares Purchased
Sales to any of the persons or groups mentioned in this section are made only with the purchaser’s written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of a Fund.
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Redeeming Shares
Shares may be redeemed with requests made:
•	Through a financial representative;
•	By mail or fax;
•	By telephone;
•	By the Internet;
•	By wire/ACH transfer; or
•	Through the Automatic Redemption Plan.
All methods of redemptions are described in the Funds’ prospectus under “Redeeming Shares.”
NET ASSET VALUE
(All Funds Except the Thrivent Money Market Fund)
The net asset value per share is generally determined at the close of regular trading on the New York Stock Exchange (the “NYSE”), or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading.
Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.
The market value of each Fund’s securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:
•	Equity securities that are traded on U.S. exchanges, including options, shall be valued at the last sale price on the principle exchange as of the close of regular trading on such exchange. If there have been no sales, the latest bid quotation is used.
•	Over-the-Counter Securities. NASDAQ National Market® securities shall be valued at the NASDAQ Official Closing Price. All other over-the-counter securities for which reliable quotations are available shall be valued at the latest bid quotation.
•	Fixed income securities traded on a national securities exchange will be valued at the last sale price on such securities exchange that day. If there have been no sales, the latest bid quotation is used.
•	Because market quotations are generally not “readily available” for many debt securities, foreign and domestic debt securities held by the Funds may be valued by an Approved Pricing Service (“APS”), using the evaluation or other valuation methodologies used by the APS. If quotations are not available from the APS, the Adviser’s Valuation Committee shall obtain a manual price from a broker or make a fair value determination.
•	All Funds may value debt securities with a remaining maturity of 60 days or less at amortized cost.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.
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All other securities and assets will be appraised at fair value as determined by the Board of Trustees.
Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees of the Trust.
For purposes of determining the net asset value of shares of a Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.
NET ASSET VALUE
(Thrivent Money Market Fund)
Securities held by the Thrivent Money Market Fund are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. Amortized cost approximates market value. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Thrivent Money Market Fund would receive if it sold the security.
The Thrivent Money Market Fund anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of 1.00 per share and the Thrivent Money Market Fund will use its best efforts to do so. However, such maintenance at 1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Thrivent Money Market Fund and the Thrivent Money Market Fund is compelled to sell such securities at a time when the prices that it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Thrivent Money Market Fund should have negative net income.
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TAX STATUS
The Funds’ Tax Status
The Funds expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:
•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;
•	comply with applicable asset diversification requirements; and
•	distribute at least 90% of its ordinary income to shareholders.
It is each Fund’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.
To avoid payment of a 4% excise tax, each Fund is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98.2% of its net capital gains realized during the 12-month period ending October 31.
Shareholders’ Tax Status
Information on a shareholder’s tax status is described in the Fund’s Prospectus under “Taxes.”
Capital Gains
While the Funds do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Asset Mgt. believes it to be advisable. Such changes may result in the realization of capital gains. Each Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.
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DESCRIPTION OF DEBT RATINGS
A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by Thrivent Asset Mgt. to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Thrivent Asset Mgt.
Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Asset Mgt.
Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Global Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
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Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
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D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Fitch, Inc.
Long-Term Credit Ratings
Investment Grade
AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
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AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.
F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The Report of the Independent Registered Public Accounting Firm and financial statements included in the Annual Report for the Trust for the fiscal year ended October 31, 2016 (for all series except Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund) and December 31, 2016 (for Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund), are separate reports furnished with this SAI and are incorporated herein by reference.
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APPENDIX A—PROXY VOTING PROCESS AND POLICIES SUMMARY
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2/6/2017

THRIVENT FINANCIAL FOR LUTHERANS and THRIVENT ASSET MANAGEMENT, LLC PROXY VOTING PROCESS AND POLICIES SUMMARY

➢	RESPONSIBILITY TO VOTE PROXIES

Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent Financial votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and Thrivent Financial reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

➢	ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent Financial’s Compliance and Governance Committee (“Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. Annually, the Committee reviews the proxy voting policies and procedures. As discussed below, Thrivent Financial portfolio management may, with the approval of the Committee, vote proxies other than in accordance with the proxy voting policies and procedures.

➢	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Institutional Shareholder Services Inc. (“ISS”), an expert in the proxy voting area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. While the Committee relies upon ISS research in helping to establish Thrivent Financial’s proxy voting guidelines, Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Summary of Thrivent Financial’s Voting Policies

Voting guidelines have been adopted by the Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals. The voting guidelines are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues – Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation – Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors - Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues - Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues - In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent

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Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Thrivent Financial generally abstains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Applying Proxy Voting Policies Foreign Companies – Thrivent Financial applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance is not appropriate for all markets.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily in ProxyExchange, ISS’ web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers, executive officers, and directors (or persons holding equivalent positions) of Thrivent Financial and its affiliates may on any particular proxy vote request to diverge from Policies and Procedures. In such cases, the person requesting to diverge from the Policies and Procedures is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of its clients.

Monitoring and Resolving Conflicts of Interest

The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Committee using recommendations from ISS.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations gathers the documentation with respect to the portfolio manager’s voting rationale and brings it to the Committee for review for possible conflicts of interest. The Committee assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

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Securities Lending

Thrivent Financial will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote would have a material effect on an investment in such loaned security. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Thrivent Financial voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Thrivent Financial’s control.

➢	REPORTING AND RECORD RETENTION

Proxy statements and solicitation materials received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains documentation on shares voted differently than the Thrivent Financial voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines and the Committee meeting materials. In addition, all SEC filings with regard to proxy voting, such as Form N-PX, will be kept. All proxy voting materials and supporting documentation are retained for five years.

ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Information on how each Thrivent Fund voted proxies during the most recent 12-month period ending June 30 is available at the Thrivent Financial web site or the SEC web site.

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THRIVENT FINANCIAL FOR LUTHERANS and THRIVENT ASSET MANAGEMENT, LLC PROXY VOTING POLICIES

1.  BOARD STRUCTURE AND COMPOSITION ISSUES

Although a company’s board of directors normally delegates responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable scrutiny and been the subject of legislative and regulatory reform in recent years. Once derided as rubber stamps for management, directors are today expected to serve as guardians of shareholders’ interests.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure and composition of the board.

Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“TFL”) classifies directors as either inside directors, affiliated outside directors, or independent outside directors. The following chart outlines the requirements for the various classifications:

DIRECTOR CATEGORIZATION CHART
Inside Director:	☐	employee of the company or one of its affiliates
	☐	director named in the Summary Compensation Table (excluding former interim officer)
	☐	beneficial ownership of more than 50% of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g. members of a family beneficially own less than 50% individually, but combined own more than 50%)
Affiliated Outside Director:	☐	board attestation that an outside director is not independent
	☐	former employee of company or its affiliates
	☐	relative of current or former employee of company or its affiliates
	☐	provided professional services to company or its affiliates or to its officers either currently or within the past year*
	☐	has any material transactional relationship with company or its affiliates excluding investments in the company through a private placement*
	☐	interlocking relationships as defined by the SEC involving members of the board of directors of its Compensation Committee
	☐	founder of a company but not currently an employee
	☐	employed by a significant customer or supplier*
	☐	employed by a charitable or non-profit organization that received grants or endowments from the company or its affiliates*
	☐	any material relationship with the company
Independent Outside Director:	☐	no connection to company other than board seat
	☐	even if a director has served on the board for over ten years, he/she is still considered to be independent; however, the analysis will make note of independent and affiliated directors who have served on the board for over ten years.

*if significant enough to be disclosed in the proxy circular

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1a.  Uncontested Election of Directors

TFL will withhold support from individual nominees or entire slates if we believe that such action is in the best interests of shareholders. In addition to independence, we monitor attendance, stock ownership, conflicts of interest, and the number of boards on which a director serves.

●	Votes on individual director nominees are made on a case-by-case basis.
●	Votes should be withheld from directors who:
●	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
●	implement or renew a dead-hand or modified dead-hand poison pill
●	ignore a shareholder proposal that is approved by a majority of the votes outstanding
●	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
●	adopt or amend the company’s bylaws or charter in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders
●	have failed to act on takeover offers where the majority of the shareholders have tendered their shares
●	are inside directors and sit on the audit, compensation, or nominating committees
●	are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
~~●~~	are audit committee members and the non-audit fees are more than 50 percent of the total fees paid to the auditor
●	enacted egregious corporate governance policies or failed to replace management as appropriate
●	are inside directors or affiliated outside directors and the full board is less than majority independent
●	sit on more than five public company boards
●	are CEOs and sit on more than two public company boards besides their own

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

●	The company’s response, including disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, other recent compensation actions taken by the company;
●	Whether the issues raised are recurring or isolated;
●	The company’s ownership structure; and
●	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

1b. Contested Election of Directors

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

●	Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:
●	long-term financial performance of the target company relative to its industry;
●	management’s track record;
●	background to the contested election;
●	nominee qualifications and any compensatory arrangements;
●	strategic plan of dissident slate and quality of the critique against management;
●	likelihood that the proposed goals and objectives can be achieved (both slates); and
●	stock ownership positions

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1c. Classified Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms.

●	Vote against proposals to classify the board.
●	Vote for proposals to declassify the board.

1d. Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

●	Vote against proposals that provide that directors may be removed only for cause.
●	Vote for proposals to restore shareholder ability to remove directors with or without cause.
●	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
●	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

1e. Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates.

●	Vote against proposals to eliminate cumulative voting.
●	Vote for proposals to restore or provide for cumulative voting.

1f. Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. TFL supports management proposals to fix the size of the board at a specific number. This prevents management, when facing a proxy context, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

●	Vote for proposals that seek to fix the size of the board.
●	Vote on a case-by-case basis on proposals that seek to change the size or range of the board.
●	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

1g. Adopt Director Term Limits

Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

●	Vote with the board on proposals to limit the tenure of outside directors.

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2.   EXECUTIVE AND DIRECTOR COMPENSATION

Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.

Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution; options awarded at below-market discounts; restricted stock giveaways that reward tenure rather than results; sales of shares on concessionary terms; blank-check authority for administering committees; option repricing or option replacements; accelerated vesting of awards in the event of defined changes in corporate control; stand-alone stock appreciation rights; loans or other forms of assistance; or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to repricing, and related safeguards for investor interests. Also favorable are performance programs of two or more year duration; bonus schemes that pay off in non-dilutive, fully deductible cash; 401K and other thrift or profit sharing plans; and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

2a. Stock-Based Incentive Plans

●	Vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

Automatic single-triggered award vesting upon a change in control (CIC);

Discretionary vesting authority;

Liberal share recycling on various award types;

Lack of minimum vesting period for grants made under the plan;

Dividends payable prior to award vesting.

Grant Practices:

The company’s three-year burn rate relative to its industry/market cap peers;

Vesting requirements in most recent CEO equity grants (3-year look-back);

The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

Whether the company maintains a claw-back policy;

Whether the company has established post-exercise/vesting share-holding requirements.

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●	Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

Awards may vest in connection with a liberal change-of-control definition;

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

Any other plan features are determined to have a significant negative impact on shareholder interests.

2b. Approval of Cash or Cash-and-Stock Bonus Plans

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

●	Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

2c. Say on Pay

Non-binding advisory votes on executive compensation (Say on Pay votes) are required by the SEC every one, two, or three years. In addition, a vote to determine the frequency of these votes is required every six years.

●	Vote case-by-case on advisory votes on executive compensation. With respect to companies in the Russell 3000 index, this analysis considers the following:
1.	Peer Group Alignment:
●	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over a three-year period;
●	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

●	The ratio of performance- to time-based equity awards;
●	The ratio of performance-based compensation to overall compensation;
●	The completeness of disclosure and rigor of performance goals;
●	The company’s peer group benchmarking practices;
●	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
●	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards);
●	Realizable pay compared to grant pay; and
●	Any other factors deemed relevant.

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●	Regarding votes to determine the frequency of executive compensation proposals, vote for annual advisory votes.
●	For externally-managed issuers (EMIs), generally vote against the say on pay proposal when insufficient compensation disclosure precludes a reasonable assessment of pay programs and practices applicable to the EMI’s executives.

2d. Severance Agreements/ Golden Parachutes

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With golden parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy; such disclosure is not required of tin parachutes.

●	Vote case-by-case on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

●	Single- or modified-single-trigger cash severance;
●	Single-trigger acceleration of unvested equity awards;
●	Excessive cash severance (>3x base salary and bonus);
●	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
●	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
●	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
●	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

2e. Employee Stock Purchase Plans

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

●	Vote for employee stock purchase plans with at least 85 percent of fair market value, an offering period of 27 months or less, and when voting power dilution is ten percent or less.
●	Vote against employee stock purchase plans with a fair market value below 85 percent, or with an offering period of greater than 27 months, or voting power dilution of greater than ten percent.

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2f. Employee Stock Ownership Plans (ESOPs)

●	Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is more than five percent of outstanding shares.

2g. 401(k) Employee Benefit Plans

●	Vote for proposals to implement a 401(k) savings plan for employees.

2h. Outside Director Stock Awards / Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

●	Vote for proposals that seek to pay outside directors a portion of their compensation in stock.

2i. Retirement Bonus for Non-Employee Director

●	Vote against proposals that seek to pay outside directors a retirement bonus. (Consistent with Policy 10d-10)

2j. Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation)

●	Vote case-by-case on amendments to cash and equity incentive plans.

Addresses administrative features only; or Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders, per ISS’ Categorization of Directors.

Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

●	Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal

Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders, per ISS’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

●	Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

●	Vote case-by-case to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m).

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2k. Director and Officer Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. While TFL recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, TFL believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. TFL may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but TFL may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

●	Vote against proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

2l. Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. TFL may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

●	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
●	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

2m. Shareholder Ratification of Director Pay Programs

●	Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

An assessment of the following qualitative factors:

The relative magnitude of director compensation as compared to companies of a similar profile;

The presence of problematic pay practices relating to director compensation;

Director stock ownership guidelines and holding requirements;

Equity award vesting schedules;

The mix of cash and equity-based compensation;

Meaningful limits on director compensation;

The availability of retirement benefits or perquisites; and

The quality of disclosure surrounding director compensation.

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2n. Equity Plans for Non-Employee Directors

●	Vote case-by-case on compensation plans for non-employee directors, based on:

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

The company’s three-year burn rate relative to its industry/market cap peers; and

The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

The relative magnitude of director compensation as compared to companies of a similar profile;

The presence of problematic pay practices relating to director compensation;

Director stock ownership guidelines and holding requirements;

Equity award vesting schedules;

The mix of cash and equity-based compensation;

Meaningful limits on director compensation;

The availability of retirement benefits or perquisites; and

The quality of disclosure surrounding director compensation.

3.  RATIFICATION OF AUDITORS

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

●	Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; fees for non-audit services are not more than 50 percent of the total fees paid; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. (Consistent with Policy 10c-3)

4. MERGERS AND CORPORATE RESTRUCTURINGS

4a. Mergers and Acquisitions

When voting on mergers and acquisitions TFL will consider the following:

  •  anticipated financial and operating benefits;

  •  offer price (cost vs. premium);

  •  prospects of the combined companies;

  •  how the deal was negotiated;

  •  the opinion of the financial advisor;

  •  potential conflicts of interest between management’s interests and shareholders’ interests;

  •  changes in corporate governance and their impact on shareholder rights.

●	Votes on mergers and acquisitions are considered on a case-by-case basis.

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4b. Voting on State Takeover Statutes

●	We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

●	We generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

4c. Voting on Reincorporation Proposals

●	Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations.

4d. Corporate Restructuring

●	Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

4e. Spin-offs

●	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4f. Asset Purchases

●	Votes on asset purchases should be made on a case-by-case basis after considering various factors such as purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, and noncompletion risk.

4g. Asset Sales

●	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, value received for the asset, fairness opinion, how the deal was negotiated, and conflicts of interest.

4h. Liquidations

●	Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

4i. Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

●	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

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5.  PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or securities. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids. Prior to 1968, tender offers were not federally regulated. In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers. The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices. At the same time, many states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers. Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S. Constitution. Most statutes, however, have been upheld. The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted anti-takeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

5a. Shareholder Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

●	Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
●	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

5b. Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

●	Vote for proposals to allow or facilitate shareholder action by written consent.
●	Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

5c. Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in

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the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. (Consistent with Policy 10c-2)

●	Review on a case-by-case basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

5d. Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

●	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

5e. Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

●	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
●	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

5f. Unequal Voting Rights

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

●	Vote against proposals to create a new class of common stock with superior voting rights.
●	Vote against proposals at companies with dual class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
●	Vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and not designed to preserve the voting power of an insider or significant shareholder.

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5g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

●	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
●	Vote against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

5h. Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

●	Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
●	Vote against proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

6. CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

6a. Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s need for additional shares, and the company’s performance as compared with their industry peers. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance. For industry peer comparisons, TFL relies on data compiled by ISS on common stock authorization proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of 11 peer groups and each company’s performance is measured on the basis of three-year total shareholder returns.

TFL evaluates on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.

●	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
●	Vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
●	Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

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6b. Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in with Common Stock Authorization policy.

6c. Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

●	Vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.
●	Vote for proposals to implement a reverse stock split when the number of shares will be proportionately reduced.
●	Vote for proposals to implement a reverse stock split to avoid delisting.

6d. Blank Check Preferred Authorization

Preferred stock is an equity security, which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion - with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

●	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
●	Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.
●	Vote against proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.
●	Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
●	Vote for requests to require shareholder approval for blank check authorizations.

6e. Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

●	Vote for management proposals to reduce or eliminate the par value of common stock.

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6f. Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

●	Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

6g. Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

●	Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest.
●	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

6h. Share Repurchase Programs

●	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7. MISCELLANEOUS GOVERNANCE PROVISIONS

7a. Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

●	Vote for proposals to adopt confidential voting.

7b. Bundled Proposals

●	Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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7c. Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

●	Vote against proposals to adjourn the meeting absent compelling reasons to support the proposal.
●	Vote for proposals to adjourn the meeting when supporting a company merger proposal.

7d. Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

●	Vote for changing the corporate name.

7e. Amend Quorum Requirements

●	Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

7f. Amend Bylaws

●	Vote against proposals giving the board exclusive authority to amend the bylaws.
●	Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.
●	Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

7g. Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

●	Vote against other business proposals.

8. MUTUAL FUND PROXIES

8a. Election of Trustees

Votes on trustee nominees are made on a case-by-case basis, taking the following into consideration:

1)	Board structure
2)	Director independence and qualifications
3)	Compensation of directors within the fund and family of funds
4)	Attendance

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8b. Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

●	Votes on investment advisory agreements should be evaluated on a case-by-case basis.

8c. Fundamental Investment

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

●	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

8d. Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

●	Votes on distribution agreements should be evaluated on a case-by-case basis.

8e. Convert Closed-End Fund to Open-End Fund

The benefits of open-ending include eliminating the discount to net asset value (NAV) at which closed-end equity fund shares often trade. Once this discount is eliminated the open-end fund is free to sell shares at any time, and this structure thus facilitates investment in, and growth of, the fund. The disadvantages arising from changing the fund’s structure include: (1) the possibility that many investors will sell out of the fund in order to realize the benefit of instantly eliminating the discount to NAV; and (2) the increased expense ratio that could result from a depleted asset base. Management fees for closed-end funds are generally lower than fees for open-end funds on a percentage basis, but with a decrease in assets, per share management costs arise.

●	Vote on a case-by-case basis on proposals to convert a closed-end fund to an open-end fund.

8f. Mirror Voting

In the event of Thrivent Funds issuing proxies, Asset Allocation funds and portfolios shall vote their proxies in proportion to the voting instructions received from the remaining holders of shares of such funds.

9. SHAREHOLDER PROPOSALS - SOCIAL & ENVIRONMENTAL

In addition to moral and ethical considerations intrinsic to many of these proposals, TFL recognizes their potential for impact on the economic performance of the company. TFL balances these considerations carefully. On proposals which are primarily social, moral or ethical, TFL believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items TFL abstains. When voting on matters with apparent economic or operational impacts on the company, TFL realizes that the precise economic effect of such proposals is often unclear. Where this is the case, TFL relies on management’s assessment, and generally votes with company management.

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9A. DIVERSITY AND WORKPLACE ISSUES

9a-1. Add Women and Minorities to Board: Vote abstain.

9a-2. Report on Distribution of Stock Options by Gender and Race: Vote abstain.

9a-3. Prepare Report/Promote EEOC-Related Activities: Vote abstain.

9a-4. Report on Progress Toward Glass Ceiling Commission Recommendations: Vote abstain.

9a-5. Prohibit Discrimination on the Basis of Sexual Orientation: Vote abstain.

9a-6. Report on/Eliminate Use of Racial Stereotypes in Advertising: Vote abstain.

9B. CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS

9b-1. Codes of Conduct and Vendor Standards

●	Vote abstain on proposals to implement human rights standards and workplace codes of conduct.
●	Vote abstain on proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
●	Vote abstain on proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).
●	Vote abstain on proposals which mandate outside, independent monitoring, which may entail sizable costs to the company.
●	Vote abstain on proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.
●	Vote abstain on proposals for reports outlining vendor standards compliance.
●	Vote abstain on proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

9b-2. Operations in High Risk Markets

●	Vote with the board on proposals seeking reports on operations in “high risk” markets, such as terrorism-sponsoring state or politically/socially unstable region.

9b-3. Operations in Burma/Myanmar

●	Vote with the board on proposals to adopt labor standards in connection with involvement in Burma.
●	Vote with the board on proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
●	Vote with the board on proposals to pull out of Burma.

9b-4. MacBride Principles

●	Vote with the board on proposals to report on or to implement the MacBride Principles.

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9b-5. China Principles

●	Vote with the board on proposals to implement the China Principles.

9b-6. Prepare Report on Maquiladoras

●	Vote with the board on proposals to prepare reports on a company’s Maquiladora operation.

9b-7. Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights

●	Vote with the board on proposals to prepare reports on a company’s impact on indigenous communities.

9b-8. Product Sales to Repressive Regimes

●	Vote with the board on proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
●	Vote with the board on proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

9b-9. Report on the Impacts of Pandemics on Company Operations

●	Vote with the board on proposals asking companies to report on the impacts of pandemics, such as HIV/AIDS, Malaria, Tuberculosis, on their business strategies.

9b-10. Outsourcing

●	Vote with the board on proposals asking companies to report on the risks associated with outsourcing or offshoring.
●	Vote with the board on proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

9b-11. Adopt Holy Land Principles

●	Vote with the board on proposals adopting Holy Land Principles.

9C. ENVIRONMENT AND ENERGY

9c-1. Environmental Report (General)

●	Vote with the board on reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

9c-2. Prepare Report on Global Warming/Greenhouse Gas Emissions

●	Vote with the board on proposals calling for the reduction of greenhouse gas.
●	Vote with the board on reports on the level of greenhouse gas emissions from the company’s operations and/or products.
●	Vote with the board on proposals requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets.

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9c-3. Invest in Clean/Renewable Energy

●	Vote with the board on proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
●	Vote with the board on proposals seeking increased investment in renewable energy sources.

9c-4. Drilling in the Arctic National Wildlife Refuge

●	Vote with the board on proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.
●	Vote with the board on proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

9c-5. Adopt/Implement CERES Principles

●	Vote with the board on proposals to study or implement the CERES principles.

9c-6. Phase Out Chlorine-Based Chemicals

●	Vote with the board on proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
●	Vote with the board on proposals asking companies to cease or phase-out the use of chlorine bleaching.

9c-7. Report/Reduce Toxic Emissions and Assess Community Impact

●	Vote with the board on proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.
●	Vote with the board on proposals calling on the company to establish a plan to reduce toxic emissions.

9c-8. Land Procurement and Development

●	Vote with the board on proposals requesting that companies report on or adopt policies for land procurement and use that incorporate social and environmental factors.

9c-9. Report on the Sustainability of Concentrated Area Feeding Operations

●	Vote with the board on proposals requesting that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

9c-10. Adopt a Comprehensive Recycling Policy

●	Vote with the board on proposals requesting the preparation of a report on the company’s recycling efforts.
●	Vote with the board on proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

9c-11. Report on the Feasibility of Removing “Harmful” Ingredients from Cosmetic Products

●	Vote with the board on proposals asking companies report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

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9c-12. Nuclear Energy

●	Vote with the board on proposals seeking the preparation of a report on a company’s nuclear energy procedures.
●	Vote with the board on proposals that ask the company to cease the production of nuclear power.

9D. WEAPONS

9d-1. Handgun Safety Initiatives

●	Vote with the board on reports on a company’s efforts to promote handgun safety.

9d-2. Landmine Production

●	Vote with the board on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production.

9d-3. Prepare Report on Foreign Military Sales

●	Vote with the board on reports on foreign military sales or offsets.
●	Vote with the board on proposals that call for outright restrictions on foreign military sales.

9d-4. Spaced-Based Weaponization

●	Vote with the board on reports on a company’s involvement in spaced-based weaponization.

9E. CONSUMER ISSUES, PUBLIC SAFETY & MISCELLANEOUS

9e-1. Phase-out or Label Products Containing Genetically Modified Organisms (“GMOS”)

●	Vote with the board on proposals to voluntarily label genetically modified ingredients in the company’s products, or alternatively to do interim labeling and eventual elimination of GMOs
●	Vote with the board on proposals asking for a report on the feasibility of labeling products containing GMOs.
●	Vote with the board on proposals to completely phase out GMOS from the company’s products.
●	Vote with the board on reports outlining the steps necessary to eliminate GMOs from the company’s products.
●	Vote with the board on proposals seeking a report on the health effects of GMOs.

9e-2. Tobacco-related Proposals

●	Vote with the board on proposals seeking to limit the sale of tobacco products to children.
●	Vote with the board on proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
●	Vote with the board on proposals that ask restaurants to adopt smoke-free policies.
●	Vote with the board on proposals seeking a report on a tobacco company’s advertising approach.
●	Vote with the board on proposals prohibiting investment in tobacco equities.
●	Vote with the board on proposals asking producers of cigarette components for a report outlining the risks and potential liabilities of the production of these components.
●	Vote with the board on proposals calling for tobacco companies to cease the production of tobacco products.
●	Vote with the board on proposals seeking stronger product warning.

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9e-3. Adopt Policy/Report on Predatory Lending Practices

●	Vote with the board on reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight.

9e-4. Disclosure on Credit in Developing Countries (LDCs)

●	Vote with the board on proposals asking for disclosure on lending practices in developing countries.

9e-5. Forgive LDC Debt

●	Vote with the board on proposals asking banks to forgive loans outright.
●	Vote with the board on proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
●	Vote with the board on proposals to restructure and extend the terms of non-performing loans.

9e-6. Adopt Policy/Report on Drug Pricing

●	Vote with the board on proposals to prepare a report on drug pricing or access to medicine policies.
●	Vote with the board on proposals to adopt a formal policy on drug pricing.
●	Vote with the board on reports on the financial and legal impact of prescription drug re-importation policies.
●	Vote with the board on proposals requesting that companies adopt policies to encourage or constrain prescription drug re-importation.

9e-7. Animal Testing and Welfare

●	Vote with the board on proposals for reports on a company’s animal welfare standards or animal welfare-related risks.
●	Vote with the board on proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.
●	Vote with the board on proposals asking companies to report on the operational costs and liabilities associated with selling animals.

9e-8. Control over Charitable Contributions

●	Vote with the board on proposals giving criteria or to require shareholder ratification of grants.

9e-9. Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

●	Vote with the board on proposals calling for the disclosure of prior government service of the company’s key executives.

9e-10. Lobbying Expenditures/Initiatives

●	Vote with the board on proposals requesting information on a company’s lobbying initiatives.

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10. SHAREHOLDER PROPOSALS - MISCELLANEOUS

10A. SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES

10a-1. Rotate Annual Meeting:  The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

●	Vote on a case-by-case basis to rotate the annual meeting of shareholders or change the date and time of the meeting.

10B. BOARD-RELATED ISSUES

10b-1. Separate Chairman and CEO: Shareholder proposal that would require the positions of chairman and CEO to be held by different persons.

●	Vote for shareholder proposals requiring that the positions of chairman and CEO be held by different persons.

10b-2. Majority of Independent Directors: Independent outside directors can bring objectivity and a fresh perspective to the issues facing the company. Outside directors bring new contacts and skills to their boards. The conflict of interest problem boards face in designing executive compensation policies, and responding to takeover offers, is much less severe for outsiders than it is for executive officers. Perhaps the most important role of outside directors is to objectively evaluate the performance of top management. That same objectivity cannot be exercised by directors inside the company because they may be too close to the problem to see it clearly, they may be part of the problem, or they may see it but be reluctant to “blow the whistle” for fear of losing their directorship or their job.

●	Vote for shareholder proposals asking that a majority of directors be independent.

10b-3. Majority Elections

●	Vote for shareholder proposals calling for directors to be elected with an affirmative majority of votes cast provided binding proposals include a carve-out for plurality voting when there are more nominees than board seats.

10b-4. Independent Committees:  Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE requires that the audit committees of listed companies to be entirely “independent.” SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships.

●	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

10b-5. Implement Director Share Ownership Requirement:  Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. However, many highly qualified individuals such as academics and clergy might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates. Vote with the board on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

●	Vote with the board on shareholder proposals that seek to establish mandatory share ownership requirements for directors.

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●	Vote case-by-case on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.
●	Vote case-by-case on shareholder proposals asking companies to limit director compensation to a stock-only plan.

10C. SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY

10c-1. Remove Antitakeover Provisions:  There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that management afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing management.

●	Vote for shareholder proposals that seek to remove antitakeover provisions.

10c-2. Submit Poison Pill (Shareholder Rights Plan) to a Vote:  Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. Generally, poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans. (Consistent with Policy 5c)

●	Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote.
●	Vote case-by-case on shareholder proposals to redeem a company’s poison pill.
●	Vote case-by-case on shareholder proposals to amend an existing shareholder rights plan.

10c-3. Elect Auditors/ Ensure Auditor Independence:  These shareholder proposals request that the board allow shareholders to elect the company’s auditor at each annual meeting. Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. (Consistent with Policy 3)

●	Vote for shareholder proposals that would allow shareholders to elect the auditors.
●	Vote case-by-case on shareholder proposals asking companies to prohibit or limit the auditors from engaging in non-audit services.
●	Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

10c-4. Non-Partisanship/ Political Contributions:  Proponents are concerned about the amount of money given to political action committees (PACs). They argue that companies spending scarce resources on expensive lobbying efforts and donating to PACs would be better off spending that money on new procedures that will better position them to deal with the coming regulations. An example would be a company spending money on R&D to reduce its air emissions instead of funding a campaign to change certain provisions in the Clean Air Act.

●	Vote with the board on proposals calling for a company to disclose its political contributions.
●	Vote with the board on proposals calling for a company to refrain from making any political contributions.

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10D. COMPENSATION ISSUES

10d-1. Executive and Director Pay

●	Vote with the board on shareholder proposals seeking additional disclosure on executive and director pay information.
●	Vote with the board on all other shareholder proposals regarding executive and director pay.

10d-2. Prohibit/Require Shareholder Approval for Option Repricing:  Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. TFL does not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricing to a shareholder vote will be supported.

●	Vote for shareholder proposals seeking to limit option repricing.
●	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

10d-3. Severance Agreements/ Golden Parachutes:  Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With golden parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy; such disclosure is not required of tin parachutes.

●	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
●	Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
●	The triggering mechanism should be beyond the control of management
●	The amount should not exceed three times base salary plus guaranteed benefits
●	The change in control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control

10d-4. Cash Balance Plans

●	Vote on a case-by-case basis on shareholder proposals calling for non-discrimination in retirement benefits.
●	Vote on a case-by-case basis on shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

10d-5. Performance-Based Options/Indexed Options:  Performance-Based Option/Indexed Options is defined as compensating of executives at a reasonable rate and that executive compensation should be correlated to performance.

●	Vote for shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).

10d-6. Option Expensing

●	Vote for shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

29

10d-7. Pension Plan Income Accounting

●	Vote for shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

10d-8. Supplemental Executive Retirement Plans (SERPs)

●	Vote for shareholder proposals to requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

10d-9. Link Compensation to Non-Financial Factors:  Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives. These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize “distressed areas,” meeting environmental goals, and accounting for “poor corporate citizenship” when evaluating executive compensation. One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation. Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact on the company’s financial performance in the future if they are not addressed adequately today. As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

●	Vote on a case-by-case basis for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.
●	Vote on a case-by-case basis for shareholder proposals seeking to link executive pay to non-financial factors.

10d-10. Eliminate Outside Directors’ Retirement Benefits

●	Vote for shareholder proposals seeking to eliminate outside directors’ retirement benefits. (Consistent with Policy 2i)

10d-11. Hold Equity Past Retirement or for a Significant Period of Time

●	Vote on a case-by-case basis for shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans, taking into account:
●	The percentage/ratio of net shares required to be retained
●	The time period required to retain the shares
●	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements
●	Whether the company has any other policies aimed at mitigating risk taking by executives
●	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements
●	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus

10E. STRATEGIC ISSUES

10e-1. Maximize shareholder value

Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger

30

is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

●	Vote on a case-by-case basis for proposals that request the company to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company, or liquidating the company and distributing the proceeds to shareholders.

31

THRIVENT MUTUAL FUNDS
PART C: OTHER INFORMATION
Item 28.	Exhibits

(a)(1)	Declaration of Trust (1)
(a)(2)	Amendment No. 1 to Declaration of Trust (3)
(b)	Amended and Restated By laws (9)
(c)	Not Applicable
(d)(1)	Investment Advisory Agreement with Thrivent Asset Management, LLC (5)
(d)(2)	Amendment No. 1 to Investment Advisory Agreement (7)
(d)(3)	Amendment No. 2 to Investment Advisory Agreement (10)
(d)(4)	Amendment No. 3 to Investment Advisory Agreement (10)
(d)(5)	Amendment No. 4 to Investment Advisory Agreement (10)
(d)(6)	Amendment No. 5 to Investment Advisory Agreement (12)
(d)(7)	Amendment No. 6 to Investment Advisory Agreement (13)
(d)(8)	Amendment No. 7 to Investment Advisory Agreement (14)
(d)(9)	Amendment No. 8 to Investment Advisory Agreement (15)
(d)(10)	Amendment No. 9 to Investment Advisory Agreement (15)
(d)(11)	Amendment No. 10 to Investment Advisory Agreement (18)
(d)(12)	Amendment No. 11 to Investment Advisory Agreement (18)
(d)(13)	Amendment No. 12 to Investment Advisory Agreement (*)
(d)(14)	Investment Subadvisory Agreement with Principal Global Investors, LLC with respect to Thrivent Partner International Stock Fund (6)
(d)(15)	Amendment to Investment Subadvisory Agreement with Principal Global Investors, LLC with respect to Thrivent Partner Worldwide Allocation Fund (8)
(d)(16)	Amendment No. 2 to Investment Subadvisory Agreement with Principal Global Investors, LLC with respect to Thrivent Partner Worldwide Allocation Fund (11)
(d)(17)	Investment Subadvisory Agreement with Goldman Sachs Asset Management, L.P. with respect to Thrivent Partner Worldwide Allocation Fund (8)
(d)(18)	Amendment No. 1 to Investment Subadvisory Agreement with Goldman Sachs Asset Management, L.P. with respect to Thrivent Partner Worldwide Allocation Fund (14)
(d)(19)	Investment Subadvisory Agreement with Aberdeen Asset Management Investment Services Limited with respect to Thrivent Partner Worldwide Allocation Fund (8)
(d)(20)	Amendment No. 1 to Investment Subadvisory Agreement with Aberdeen Asset Managers Limited with respect to Thrivent Partner Worldwide Allocation Fund (13)
(d)(21)	Form of Amendment No. 2 to Investment Subadvisory Agreement with Aberdeen Asset Managers Limited with respect to Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund (16)
(e)(1)	Distribution Agreement between Thrivent Distributors, LLC and Thrivent Mutual Funds (17)
(e)(2)	Amendment No. 1 to Distribution Agreement (18)
(e)(3)	Amendment No. 2 to Distribution Agreement (*)
(f)	Not Applicable
(g)(1)	Custodian Agreement with State Street Bank and Trust (2)
(g)(2)	Amendment dated December 17, 2015 to Custodian Agreement (*)
(g)(3)	Amendment dated February 8, 2017 to Custodian Agreement (*)
(h)(1)	Administrative Services Agreement, effective as of January 1, 2009, between Registrant and Thrivent Asset Management, LLC (9)
(h)(2)	Amendment No. 1 to Administrative Services Agreement (10)
(h)(3)	Amendment No. 2 to Administrative Services Agreement (13)
(h)(4)	Amendment No. 3 to Administrative Services Agreement (14)
(h)(5)	Amendment No. 4 to Administrative Services Agreement (15)
(h)(6)	Amendment No. 5 to Administrative Services Agreement (15)
(h)(7)	Amendment No. 6 to Administrative Services Agreement (18)
(h)(8)	Amendment No. 7 to Administrative Services Agreement (*)

(h)(9)	Amended and Restated Transfer Agency Agreement between Registrant and Thrivent Financial Investor Services Inc. (*)
(h)(10)	Expense Reimbursement Letter Agreement (19)
(h)(11)	Agency Securities Lending Agreement between Thrivent Mutual Funds and Dresdner Bank, AG, New York Branch (18)
(h)(12)	Agency Securities Lending Services Novation Agreement between Commerzbank AG, New York Branch, Deutsch Bank AG, New York Branch, Deutsche Bank AG, Frankfurt Branch, and Thrivent Mutual Funds (18)
(i)	Opinion and Consent of Counsel (*)
(j)	Not Applicable
(k)	Not Applicable
(l)	Not Applicable
(m)	Rule 12b-1 Plan (*)
(n)	Rule 18f-3 Plan (4)
(o)	Not Applicable
(p)(1)	Code of Ethics (Rule 17j-1) for Registrant (19)
(p)(2)	Code of Ethics of Goldman Sachs Asset Management, L.P. (19)
(p)(3)	Code of Ethics of Principal Global Investors, LLC (19)
(p)(4)	Code of Ethics of Aberdeen Asset Managers Limited (19)
(q)	Powers of Attorney (19)

(1)	Incorporated by reference from Post-Effective Amendment No.26 to the registration statement of Registrant, file no. 33-12911, filed on June 25, 1998.
(2)	Incorporated by reference from Post-Effective Amendment No. 44 to the registration statement of Registrant, file no. 33-12911, filed on June 27, 2003.
(3)	Incorporated by reference from Post-Effective Amendment No. 52 to the registration statement of Registrant, file no. 33-12911, filed on July 14, 2004.
(4)	Incorporated by reference from Post-Effective Amendment No. 58 to the registration statement of Registrant, file no. 33-12911, filed on December 15, 2005.
(5)	Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement of Registrant, file no. 33-12911, filed on February 22, 2006.
(6)	Incorporated by reference from Post-Effective Amendment No. 61 to the registration statement of Registrant, file no. 33-12911, filed on February 26, 2007.
(7)	Incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of Registrant, file no. 33-12911, filed on November 29, 2007.
(8)	Incorporated by reference from Post-Effective Amendment No. 63 to the registration statement of Registrant, file no. 33-12911, filed on February 21, 2008.
(9)	Incorporated by reference from Post-Effective Amendment No. 64 to the registration statement of Registrant, file no. 33-12911, filed on February 27, 2009.
(10)	Incorporated by reference from Post-Effective Amendment No. 65 to the registration statement of Registrant, file no. 33-12911, filed on December 7, 2009.
(11)	Incorporated by reference from Post-Effective Amendment No. 1 of Registrant on Form N-14, file no. 333-175210, filed on September 11, 2011.
(12)	Incorporated by reference from Post-Effective Amendment No. 69 to the registration statement of Registrant, file no. 33-12911, filed on February 27, 2012.
(13)	Incorporated by reference from Post-Effective Amendment No. 74 to the registration statement of Registrant, file no. 33-12911, filed on February 26, 2013.
(14)	Incorporated by reference from Post-Effective Amendment No. 76 to the registration statement of Registrant, file no. 33-12911, filed on February 27, 2014.
(15)	Incorporated by reference from Post-Effective Amendment No. 1 of Registrant on Form N-14, file no. 333-204192, filed on October 18, 2015.
(16)	Incorporated by reference from Post-Effective Amendment No. 78 to the registration statement of Registrant, file no. 33-12911, filed on February 27, 2015.
(17)	Incorporated by reference from Post-Effective Amendment No. 81 to the registration statement of Registrant, file no. 33-12911, filed on December 22, 2015.
(18)	Incorporated by reference from Post-Effective Amendment No. 85 to the registration statement of Registrant, file no. 33-12911, filed on December 1, 2016.

(19)	Incorporated by reference from Post-Effective Amendment No. 86 to the registration statement of Registrant, file no. 33-12911, filed on February 28, 2017.
*	Filed herewith
Item 29.	Persons Controlled by or under Common Control with Registrant
Registrant is an open-end management investment company organized as a Massachusetts business trust on March 10, 1987. Thrivent Financial for Lutherans (“Thrivent Financial”), the parent company of the Registrant’s investment adviser, is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware
Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware
North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin
Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota
Newman Financial Services, LLC	Limited Liability Company	Minnesota
NewLife Insurance Agency, LLC[5]	Limited Liability Company	Minnesota
Thrivent Life Insurance Company	Life insurance company	Minnesota
Thrivent Asset Management, LLC[1]	Investment adviser	Delaware
Thrivent Distributors, LLC	Limited Liability Company	Delaware
cuLearn, LLC[6]	Limited Liability Company	Delaware
PREPARE/ENRICH, LLC	Limited Liability Company	Delaware
Thrivent Education Finance Group, LLC	Limited Liability Company	Delaware
White Rose GP I, LLC[2]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware
Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware
Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose Fund V Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VIII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Real Estate GP I, LLC[2]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[3]	Private equity fund	Delaware
Gold Ring Holdings, LLC	Investment subsidiary	Delaware
Twin Bridge Capital Partners, LLC[4]	Managing member	Delaware
Thrivent Education Funding, LLC	Limited Liability Company	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Financial Holdings, Inc. (“TFH”) and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. TFH and TLIC own respectively 80% and 20% of TAM’s membership interests.
[2]	Thrivent Financial owns an interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.
[5]	Newman Financial Services, LLC owns a 50% membership interest in NewLife Insurance Agency, LLC.
[6]	Thrivent Financial Holdings, Inc. owns 90% membership interest in cuLearn, LLC.

Item 30.	Indemnification
Under Section 12 of Article Seven of Registrant’s Declaration of Trust, Registrant may not indemnify any trustee, officer or employee for expenses (e.g., attorney’s fees, judgments, fines and settlement amounts) incurred in any threatened, pending or completed action, if there has been an adjudication of liability against such person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties of office (“disabling conduct”). Registrant shall indemnify its trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person was not liable by reason of disabling conduct by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person was not liable for reasons of such conduct is made by: (a) a majority vote of disinterested, independent trustees; or (b) independent legal counsel in a written opinion.
Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) Registrant is insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provision, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.	Business and Other Connections of the Investment Adviser
Thrivent Asset Management, LLC is the investment adviser and administrator of Registrant. Information about Thrivent Asset Management’s financial industry activities or affiliations, as well as the business and other connections of the directors and officers of Thrivent Asset Management, is included on the Form ADV that Thrivent Asset Management has on file with the Securities and Exchange Commission (file No. 801-64988).
The business and other connections of the officers and directors of Aberdeen Asset Managers Limited (Subadviser for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund) are set forth in the Form ADV of Aberdeen Asset Managers Limited on file with the Securities and Exchange Commission (file No. 801-75074).
The business and other connections of the officers and directors of Goldman Sachs Asset Management, L.P. (Subadviser for Thrivent Partner Worldwide Allocation Fund) are set forth in the Form ADV of Goldman Sachs Asset Management, L.P. on file with the Securities and Exchange Commission (file No 801-37591).
The business and other connections of the officers and directors of Principal Global Investors, LLC (Subadviser for Thrivent Partner Worldwide Allocation Fund) are set forth in the Form ADV of Principal Global Investors, LLC on file with the Securities and Exchange Commission (file No. 801-55959).
Item 32.	Principal Underwriters
(a)	Not applicable.
(b)	The managers and executive officers of Thrivent Distributors, LLC are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
David S. Royal	Elected Manager	Trustee, President and Chief Investment Officer
Troy A. Beaver	Elected Manager and Chief Executive Officer	Vice President

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Gerard V. Vaillancourt	Elected Manager and Chief Financial Officer	Treasurer and Principal Accounting Officer
Kathryn A. Stelter 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Chief Operations Officer	Vice President
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Michael W. Kremenak	Chief Legal Officer and Secretary	Secretary and Chief Legal Officer
Daniel R. Chouanard	Vice President	N/A
Valerie K. Martinson	Vice President	N/A
Jody A. Rose	Assistant Secretary	N/A
(c)	Not applicable
Item 33.	Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant (either at its Minneapolis, Minnesota or Appleton, Wisconsin office), the Registrant’s custodian State Street Bank and Trust Company (located in Boston, Massachusetts) or the Registrant’s sub-transfer agent DST Systems, Inc. (located in Kansas City, Missouri). The relevant addresses are 625 Fourth Ave. S., Minneapolis, MN 55415; 4321 N. Ballard Rd., Appleton, WI 54919; One Lincoln St., Boston, MA 02111; and 333 W. 11th St., Kansas City, MO 64105.
Item 34.	Management Services
Not Applicable
Item 35.	Undertakings
Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 8th day of December, 2017.
THRIVENT MUTUAL FUNDS
/s/ Michael W. Kremenak
Michael W. Kremenak, Secretary and Chief Legal Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 8th day of December, 2017:
Signature	Title
/s/ David S. Royal	President (Principal Executive Officer) and Trustee
David S. Royal
/s/ Gerard V. Vaillancourt	Treasurer (Principal Financial and Accounting Officer)
Gerard V. Vaillancourt
*	Trustee
Janice B. Case
*	Trustee
Robert J. Chersi
*	Trustee
Richard A. Hauser
*	Trustee
Marc S. Joseph
*	Trustee
Paul R. Laubscher
*	Trustee
James A. Nussle
*	Trustee
Verne O. Sedlacek
*	Trustee
Constance L. Souders
*	Trustee
Russell W. Swansen

*	Michael W. Kremenak, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Trustees of Thrivent Mutual Funds pursuant to the powers of attorney duly executed by such persons.

Dated: December 8, 2017	/s/ Michael W. Kremenak
Michael W. Kremenak Attorney-in-Fact

Index to Exhibits
(d)(13)	Amendment No. 12 to Investment Advisory Agreement
(e)(3)	Amendment No. 2 to Distribution Agreement
(g)(2)	Amendment dated December 17, 2015 to Custodian Agreement
(g)(3)	Amendment dated February 8, 2017 to Custodian Agreement
(h)(8)	Amendment No. 7 to Administrative Services Agreement
(h)(9)	Amended and Restated Transfer Agency Agreement between Registrant and Thrivent Financial Investor Services Inc.
(i)	Opinion and Consent of Counsel
(m)	Rule 12b-1 Plan